Document And Entity Information	6 Months Ended
Jun. 30, 2011
Document And Entity Information
Document Type	S-4
Amendment Flag	false
Document Period End Date	Jun 30, 2011
Entity Registrant Name	FIRST DATA CORP
Entity Central Index Key	0000883980
Entity Filer Category	Non-accelerated Filer

Consolidated Statements Of Operations (USD $) In Millions	3 Months Ended				6 Months Ended				12 Months Ended
	Jun. 30, 2011		Jun. 30, 2010		Jun. 30, 2011		Jun. 30, 2010		Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Revenues:
Merchant related services	$ 939.5	[1]	$ 883.8	[1]	$ 1,772.5	[1]	$ 1,676.2	[1]	$ 3,521.3	[2]	$ 3,047	[2]	$ 2,786.9	[2]
Check services	84.5		97.8		168.5		188.3		378.8		364.1		386.4
Card services	439.2	[1]	431.1	[1]	868.8	[1]	864.3	[1]	1,735.8		1,841.6		2,035.7
Other services	130.2		144.6		266.6		276.7		545.6		536.2		576.3
Product sales and other	217.4	[1]	207.5	[1]	414.3	[1]	402.3	[1]	809.3	[2]	796.7	[2]	925.3	[2]
Reimbursable debit network fees, postage and other	939		849.9		1,803.3		1,609		3,389.6		2,728.2		2,100.7
Revenues	2,749.8		2,614.7		5,294		5,016.8		10,380.4		9,313.8		8,811.3
Expenses:
Cost of services (exclusive of items shown below)	719.5		752.8		1,436		1,508.3		3,023.3		2,945.1		2,870.6
Cost of products sold	92.5		99.7		183.3		175		375.2		305.5		316.8
Selling, general and administrative	438.6		395.9		850.3		774.6		1,579.7		1,438.2		1,374.8
Reimbursable debit network fees, postage and other	939		849.9		1,803.3		1,609		3,389.6		2,728.2		2,100.7
Depreciation and amortization	329.8		347.4		671.6		698.7		1,414.4		1,452.3		1,369.7
Other operating expenses:
Restructuring, net	18.4		23.9		31		36.4		72		92.8		12
Impairments									11.5		185.1		3,243.6
Litigation and regulatory settlements			(1.7)				(2)		(2)		11.8
Expenses	2,537.8		2,467.9		4,975.5		4,800		9,863.7		9,159		11,288.2
Operating profit (loss)	212		146.8		318.5		216.8		516.7		154.8		(2,476.9)
Interest income	1.9		1.4		3.8		3.4		7.8		11.7		26
Interest expense	(462.3)		(450.9)		(904.6)		(899.8)		(1,796.6)		(1,796.4)		(1,964.9)
Other income (expense)	(1.4)		24.8		(27.7)		33		(15.9)		(61.3)		(14.4)
Non-operating income (expense)	(461.8)		(424.7)		(928.5)		(863.4)		(1,804.7)		(1,846)		(1,953.3)
Loss before income taxes and equity earnings in affiliates	(249.8)		(277.9)		(610)		(646.6)		(1,288)		(1,691.2)		(4,430.2)
Income tax benefit	(88.1)		(122.4)		(236.1)		(260.5)		(323.8)		(578.8)		(699.2)
Equity earnings in affiliates	33.5		33.3		61.2		55.5		117.3		97.8		123
Net loss	(128.2)		(122.2)		(312.7)		(330.6)		(846.9)		(1,014.6)		(3,608)
Less: Net income attributable to noncontrolling interests	47.6		49		80.2		80.7		174.9		71.8		156.3
Net loss attributable to First Data Corporation	$ (175.8)		$ (171.2)		$ (392.9)		$ (411.3)		$ (1,021.8)		$ (1,086.4)		$ (3,764.3)

[1]	Includes processing fees, administrative service fees and other fees charged to merchant alliances accounted for under the equity method of $36.5 million and $72.2 million for the three and six months ended June 30, 2011, respectively, and $34.6 million and $64.7 million for the comparable periods in 2010.
[2]	Includes processing fees, administrative service fees and other fees charged to merchant alliances accounted for under the equity method of $134.6 million, $107.7 million and $220.8 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Consolidated Statements Of Operations (Parenthetical) (USD $) In Millions	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements Of Operations
Processing fees, administrative service fees and other fees charged to merchant alliances accounted for under the equity method	$ 36.5	$ 34.6	$ 72.2	$ 64.7	$ 134.6	$ 107.7	$ 220.8

Consolidated Balance Sheets (USD $) In Millions	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Cash and cash equivalents	$ 611.5	$ 509.5	$ 737
Accounts receivable, net of allowance for doubtful accounts of $23.2 (2011), $20.3 (2010) and $14.9(2009)	1,876.4	2,169.6	2,455.5
Settlement assets	6,883.6	6,694	6,870.3
Other current assets	439.1	413.4	398.8
Total current assets	9,810.6	9,786.5	10,461.6
Property and equipment, net of accumulated depreciation of $791.9 (2011), $691.6 (2010) and $463.7 (2009)	962.9	952	1,051.4
Goodwill	17,444.5	17,296.9	17,475.8
Customer relationships, net of accumulated amortization of $2,872.0 (2011), $2,490.5 (2010) and $1,723.8 (2009)	4,894.6	5,223.7	6,008.8
Other intangibles, net of accumulated amortization of $1,148.2 (2011), $975.8 (2010) and $698.3 (2009)	1,930.1	1,931	2,121.1
Investment in affiliates	1,201.7	1,208.2	1,291.3
Long-term settlement assets	242.7	365.1	480.7
Other long-term assets	803.2	780.7	844.7
Total assets	37,290.3	37,544.1	39,735.4
LIABILITIES AND EQUITY
Accounts payable	197	180.9	200.7
Short-term and current portion of long-term borrowings	169.7	270.5	304.9
Settlement obligations	7,125.2	7,058.9	7,394.7
Other current liabilities	1,500.1	1,353.7	1,554.9
Total current liabilities	8,992	8,864	9,455.2
Long-term borrowings	22,584.3	22,438.8	22,304.9
Long-term deferred tax liabilities	826.4	1,013.7	1,346.4
Other long-term liabilities	1,023.7	1,139.6	1,301.9
Total liabilities	33,426.4	33,456.1	34,408.4
Commitments and contingencies
Redeemable noncontrolling interest	45.4	28.1	226.9
First Data Corporation stockholder's equity:
Common stock, $.01 par value; authorized and issued 1,000 shares (2011, 2010 and 2009)
Additional paid-in capital	7,385.6	7,395.1	7,394.3
Paid-in capital	7,385.6	7,395.1	7,394.3
Accumulated loss	(6,556.8)	(6,163.9)	(5,127.3)
Accumulated other comprehensive loss	(436.1)	(636.9)	(681.7)
Total First Data Corporation stockholder's equity	392.7	594.3	1,585.3
Noncontrolling interests	3,425.8	3,465.6	3,514.8
Total equity	3,818.5	4,059.9	5,100.1
Total liabilities and equity	$ 37,290.3	$ 37,544.1	$ 39,735.4

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Balance Sheets
Accounts receivable, allowance for doubtful accounts	$ 23.2	$ 20.3	$ 14.9
Property and equipment, accumulated depreciation	791.9	691.6	463.7
Customer relationships, accumulated amortization	2,872	2,490.5	1,723.8
Other intangibles, accumulated amortization	$ 1,148.2	$ 975.8	$ 698.3
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	1,000	1,000	1,000
Common stock, shares issued	1,000	1,000	1,000

Consolidated Statements Of Cash Flows (USD $) In Millions	6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (312.7)	$ (330.6)	$ (846.9)	$ (1,014.6)	$ (3,608)
Adjustments to reconcile to net cash provided by operating activities:
Depreciation and amortization (including amortization netted against equity earnings in affiliates and revenues)	725	753.8	1,526	1,553.8	1,559.6
Charges related to other operating expenses and other income (expense)	58.7	1.4	97.4	350.5	3,267
Other non-cash and non-operating items, net	(1.2)	138.3	265.6	306.2	37.9
Increase (decrease) in cash, excluding the effects of acquisitions and dispositions, resulting from changes in:
Accounts receivable, current and long-term	291.6	264.8	224.7	288.8	(86.4)
Other assets, current and long-term	80	149.6	298.3	215.6	297.4
Accounts payable and other liabilities, current and long-term	64.6	(225.8)	(386.1)	(42.8)	(99.1)
Income tax accounts	(271.2)	(327.9)	(424.3)	(657.9)	(768.8)
Excess tax benefit from share-based payment arrangement					(13.1)
Net cash provided by operating activities	634.8	423.6	754.7	999.6	586.5
CASH FLOWS FROM INVESTING ACTIVITIES
Current period acquisitions	(13.3)	(0.9)	(3.2)	(86.5)	(188.7)
Payments related to other businesses previously acquired		(1.3)	(1.4)	(14.7)	(35.6)
Proceeds from dispositions, net of expenses paid and cash disposed	1.7	21.2	21.2	88.1	215.1
Proceeds from sale of property and equipment			5.5	29.4
Additions to property and equipment	(111.8)	(95.4)	(210.1)	(199.1)	(283.9)
Payments to secure customer service contracts, including outlays for conversion, and capitalized systems development costs	(103.7)	(82)	(159.6)	(180)	(163.9)
Proceeds from the sale of marketable securities			0.3	3.9	74.9
Other investing activities	0.7	18	18.1	(48.7)	(1.3)
Net cash used in investing activities	(226.4)	(140.4)	(329.2)	(407.6)	(383.4)
CASH FLOWS FROM FINANCING ACTIVITIES
Short-term borrowings, net	(110.1)	8.3	75.1	(206.1)	(41.9)
Proceeds from issuance of long-term debt					100.4
Debt modification and related financing costs	(39.7)		(61.2)
Principal payments on long-term debt	(35)	(119.5)	(220.4)	(243.1)	(326.8)
Proceeds from sale-leaseback transactions	7.3
Distributions and dividends paid to noncontrolling interests and redeemable noncontrolling interests	(131.2)	(86.7)	(216.1)	(10)	(150.9)
Contributions from noncontrolling interests				193
Purchase of noncontrolling interest		(213.3)	(213.3)		(78.4)
Redemption of Parent's redeemable common stock	(0.3)	(0.8)	(2.5)
Capital contributed by Parent					126.8
Excess tax benefit from share-based payment arrangement					13.1
Cash dividends		(14.9)	(14.9)		(1.8)
Net cash used in financing activities	(309)	(426.9)	(653.3)	(266.2)	(359.5)
Effect of exchange rate changes on cash and cash equivalents	2.6	(9.6)	0.3	4.9	(43.8)
Change in cash and cash equivalents	102	(153.3)	(227.5)	330.7	(200.2)
Cash and cash equivalents at beginning of period	509.5	737	737	406.3	606.5
Cash and cash equivalents at end of period	$ 611.5	$ 583.7	$ 509.5	$ 737	$ 406.3

Consolidated Statements Of Equity (USD $) In Millions		Comprehensive Income (Loss) [Member] USD ( $)	Retained Earnings Accumulated (Loss) [Member] USD ( $)	Accumulated Other Comprehensive Income (Loss) [Member] USD ( $)	Common Shares [Member]	Paid-In Capital [Member] USD ( $)	Noncontrolling Interests [Member] USD ( $)	Total USD ( $)
Balance, value at Dec. 31, 2007			$ (301.9)	$ (93.5)		$ 7,224.4	$ 71.1	$ 6,900.1
Balance, shares at Dec. 31, 2007					0
Purchase of noncontrolling interest							(12.7)	(12.7)
Dispositions							(35.1)	(35.1)
Dividends and distributions paid to noncontrolling interests							(150.9)	(150.9)
Comprehensive loss
Net (loss) income		(3,608)	(3,764.3)				156.3	(3,608)	[1]
Other comprehensive income (loss), net of taxes:
Unrealized gains (losses) on securities		(11.2)		(11.2)				(11.2)
Unrealized gains (losses) on hedging activities		(243.2)		(243.2)				(243.2)
Foreign currency translation adjustment		(560.3)		(556.5)			(3.8)	(560.3)
Minimum pension liability adjustment		(30.5)		(30.5)				(30.5)
Total other comprehensive income (loss), net of tax		(845.2)						(845.2)
Comprehensive loss		(4,453.2)						(4,453.2)
Capital contributed by Parent						126.8		126.8
Stock compensation expense and excess tax benefit from share-based payment arrangement						29.6		29.6
Cash dividends paid by First Data Corporation to Parent			(1.8)					(1.8)
Other							(0.5)	(0.5)
Balance, value at Dec. 31, 2008			(4,068)	(934.9)		7,380.8	24.4	2,402.3
Balance, shares at Dec. 31, 2008					0
Adjustment resulting from adoption of new accounting guidance			27.1	(27.1)
Acquisitions							20.4	20.4
Formation of Banc of America Merchant Services, LLC alliance						20.8	3,411.1	3,431.9
Dividends and distributions paid to noncontrolling interests							(10)	(10)
Comprehensive loss
Net (loss) income	[2]	(1,018.3)	(1,086.4)				68.1	(1,018.3)	[1]
Other comprehensive income (loss), net of taxes:
Unrealized gains (losses) on securities		10.9		10.9				10.9
Unrealized gains (losses) on hedging activities		110.2		110.2				110.2
Foreign currency translation adjustment		228.2		223.7			4.5	228.2
Minimum pension liability adjustment		(64.5)		(64.5)				(64.5)
Total other comprehensive income (loss), net of tax		284.8						284.8
Comprehensive loss		(733.5)						(733.5)
Adjustment to redemption value of redeemable noncontrolling interests						(26.5)	(3.7)	(30.2)
Stock compensation expense and other						19.2		19.2
Balance, value at Dec. 31, 2009			(5,127.3)	(681.7)		7,394.3	3,514.8	5,100.1
Balance, shares at Dec. 31, 2009					0
Purchase of noncontrolling interest						(2.5)	2.5
Dividends and distributions paid to noncontrolling interests							(74.8)	(74.8)
Comprehensive loss
Net (loss) income	[3]	(348.9)	(411.3)				62.4	(348.9)	[4]
Other comprehensive income (loss), net of taxes:
Unrealized gains (losses) on securities		6		6				6
Unrealized gains (losses) on hedging activities		29.6		29.6				29.6
Foreign currency translation adjustment		(273.4)		(264.8)			(8.6)	(273.4)
Minimum pension liability adjustment		2.2		2.2				2.2
Total other comprehensive income (loss), net of tax		(235.6)						(235.6)
Comprehensive loss		(584.5)						(584.5)
Adjustment to redemption value of redeemable noncontrolling interests						(7)		(7)
Stock compensation expense and other						5.8		5.8
Cash dividends paid by First Data Corporation to Parent			(14.9)					(14.9)
Balance, value at Jun. 30, 2010			(5,553.5)	(908.7)		7,390.6	3,496.3	4,424.7
Balance, shares at Jun. 30, 2010					0
Balance, value at Dec. 31, 2009			(5,127.3)	(681.7)		7,394.3	3,514.8	5,100.1
Balance, shares at Dec. 31, 2009					0
Purchase of noncontrolling interest						(7.5)	2.5	(5)
Dividends and distributions paid to noncontrolling interests							(188.5)	(188.5)
Comprehensive loss
Net (loss) income	[2]	(881.9)	(1,021.8)				139.9	(881.9)	[1]
Other comprehensive income (loss), net of taxes:
Unrealized gains (losses) on securities		27.5		27.5				27.5
Unrealized gains (losses) on hedging activities		70.3		70.3				70.3
Foreign currency translation adjustment		(84.6)		(81.5)			(3.1)	(84.6)
Minimum pension liability adjustment		28.5		28.5				28.5
Total other comprehensive income (loss), net of tax		41.7						41.7
Comprehensive loss		(840.2)						(840.2)
Adjustment to redemption value of redeemable noncontrolling interests						(7)		(7)
Stock compensation expense and other			0.1			15.3		15.4
Cash dividends paid by First Data Corporation to Parent			(14.9)					(14.9)
Balance, value at Dec. 31, 2010			(6,163.9)	(636.9)		7,395.1	3,465.6	4,059.9
Balance, shares at Dec. 31, 2010					0
Dividends and distributions paid to noncontrolling interests							(114.3)	(114.3)
Comprehensive loss
Net (loss) income	[3]	(328)	(392.9)				64.9	(328)	[4]
Other comprehensive income (loss), net of taxes:
Unrealized gains (losses) on securities		0.6		0.6				0.6
Unrealized gains (losses) on hedging activities		46.8		46.8				46.8
Foreign currency translation adjustment		163		153.4			9.6	163
Minimum pension liability adjustment								0
Total other comprehensive income (loss), net of tax		210.4						210.4
Comprehensive loss		(117.6)						(117.6)
Adjustment to redemption value of redeemable noncontrolling interests						(18.9)		(18.9)
Stock compensation expense and other						9.4		9.4
Balance, value at Jun. 30, 2011			$ (6,556.8)	$ (436.1)		$ 7,385.6	$ 3,425.8	$ 3,818.5
Balance, shares at Jun. 30, 2011					0

[1]	The total net loss presented in the Consolidated Statements of Comprehensive Income (Loss) for the twelve months ended December 31, 2010 and 2009 is $35.0 million and $3.7 million, respectively, greater than the amount presented on the Consolidated Statements of Operations due to the net income attributable to the redeemable noncontrolling interests not included in equity.
[2]	The total net loss presented in the Consolidated Statements of Equity for the twelve months ended December 31, 2010 and 2009 is $35.0 million and $3.7 million, respectively, greater than the amount presented on the Consolidated Statements of Operations due to the net income attributable to the redeemable noncontrolling interests not included in equity.
[3]	The total net loss presented in the Consolidated Statements of Equity for the six months ended June 30, 2011 and 2010 is $15.3 million and $18.3 million, respectively, greater than the amount presented on the Consolidated Statements of Operations due to the net income attributable to the redeemable noncontrolling interests not included in equity.
[4]	The net loss presented in the Consolidated Statements of Comprehensive Income (Loss) is greater than the amounts presented on the Consolidated Statements of Operations due to the net income attributable to the redeemable noncontrolling interests not included in equity which totaled $7.8 million and $15.3 million for the three and six months ended June 30, 2011, respectively and $9.8 million and $18.3 million for the three and six months ended June 30, 2010, respectively.

Consolidated Statements Of Equity (Parenthetical) (USD $) In Millions	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements Of Equity
Net income attributable to redeemable noncontrolling interests not included in equity	$ 7.8	$ 9.8	$ 15.3	$ 18.3	$ 35	$ 3.7

Consolidated Statements Of Comprehensive Income (Loss) (USD $) In Millions	3 Months Ended				6 Months Ended				12 Months Ended
	Jun. 30, 2011		Jun. 30, 2010		Jun. 30, 2011		Jun. 30, 2010		Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Consolidated Statements Of Comprehensive Income (Loss)
Net loss	$ (136)	[1]	$ (132)	[1]	$ (328)	[1],[2]	$ (348.9)	[1],[2]	$ (881.9)	[3],[4]	$ (1,018.3)	[3],[4]	$ (3,608)	[3]
Other comprehensive income (loss), net of tax:
Unrealized gains (losses) on securities	1.2		6.1		0.6		6		27.5		10.9		(11.2)
Unrealized gains (losses) on hedging activities	20		19.9		46.8		29.6		70.3		110.2		(243.2)
Foreign currency translation adjustment	32.4		(153.3)		163		(273.4)		(84.6)		228.2		(560.3)
Pension liability adjustment	0.2		0.1		0		2.2		28.5		(64.5)		(30.5)
Total other comprehensive income (loss), net of tax	53.8		(127.2)		210.4		(235.6)		41.7		284.8		(845.2)
Comprehensive loss	(82.2)		(259.2)		(117.6)		(584.5)		(840.2)		(733.5)		(4,453.2)
Less: Comprehensive income attributable to noncontrolling interests	49.2		36.7		74.5		53.8		136.8		72.6		152.5
Comprehensive loss attributable to First Data Corporation	$ (131.4)		$ (295.9)		$ (192.1)		$ (638.3)		$ (977)		$ (806.1)		$ (4,605.7)

[1]	The net loss presented in the Consolidated Statements of Comprehensive Income (Loss) is greater than the amounts presented on the Consolidated Statements of Operations due to the net income attributable to the redeemable noncontrolling interests not included in equity which totaled $7.8 million and $15.3 million for the three and six months ended June 30, 2011, respectively and $9.8 million and $18.3 million for the three and six months ended June 30, 2010, respectively.
[2]	The total net loss presented in the Consolidated Statements of Equity for the six months ended June 30, 2011 and 2010 is $15.3 million and $18.3 million, respectively, greater than the amount presented on the Consolidated Statements of Operations due to the net income attributable to the redeemable noncontrolling interests not included in equity.
[3]	The total net loss presented in the Consolidated Statements of Comprehensive Income (Loss) for the twelve months ended December 31, 2010 and 2009 is $35.0 million and $3.7 million, respectively, greater than the amount presented on the Consolidated Statements of Operations due to the net income attributable to the redeemable noncontrolling interests not included in equity.
[4]	The total net loss presented in the Consolidated Statements of Equity for the twelve months ended December 31, 2010 and 2009 is $35.0 million and $3.7 million, respectively, greater than the amount presented on the Consolidated Statements of Operations due to the net income attributable to the redeemable noncontrolling interests not included in equity.

Consolidated Statements Of Comprehensive Income (Loss) (Parenthetical) (USD $) In Millions	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements Of Comprehensive Income (Loss)
Net income attributable to the redeemable noncontrolling interests not included in equity	$ 7.8	$ 9.8	$ 15.3	$ 18.3	$ 35	$ 3.7

Basis Of Presentation	6 Months Ended
Jun. 30, 2011
Basis Of Presentation
Basis Of Presentation

Note 1: Basis of Presentation

The accompanying Consolidated Financial Statements of First Data Corporation ("FDC" or the "Company") should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2010. Significant accounting policies disclosed therein have not changed.

The accompanying Consolidated Financial Statements are unaudited; however, in the opinion of management, they include all normal recurring adjustments necessary for a fair presentation of the consolidated financial position of the Company as of June 30, 2011, the consolidated results of its operations and comprehensive income (loss) for the three and six months ended June 30, 2011 and 2010 and the consolidated cash flows and changes in equity for the six months ended June 30, 2011 and 2010. Results of operations reported for interim periods are not necessarily indicative of results for the entire year due in part to the seasonality of certain business units.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and accompanying notes. Actual results could differ from these estimates.

Presentation

Depreciation and amortization presented as a separate line item on the Company's Consolidated Statements of Operations does not include amortization of initial payments for new contracts which is recorded as a contra-revenue within "Transaction and processing service fees." Also not included is amortization related to equity method investments which is netted within the "Equity earnings in affiliates" line. The following table presents the amounts associated with such amortization:

	Three months ended June 30,		Six months ended June 30,
(in millions)	2011	2010	2011	2010
Amortization of initial payments for new contracts	$10.1	$9.1	$19.7	$18.7
Amortization related to equity method investments	$18.0	$18.1	$33.7	$36.4

Revenue Recognition

The Company recognizes revenues from its processing services as such services are performed. Revenue is recorded net of certain costs such as credit and offline debit interchange fees and assessments charged by credit card associations. Debit network fees related to acquired personal identification number based debit ("PIN-debit") transactions are recognized in the "Reimbursable debit network fees, postage and other" revenue and expense lines of the Consolidated Statements of Operations. The following table presents the amounts associated with processing services revenue:

	Three months ended June 30,		Six months ended June 30,
(in millions)	2011	2010	2011	2010
Interchange fees and assessments	$4,907.7	$4,465.8	$9,382.0	$8,535.4
Debit network fees	$797.5	$708.8	$1,523.2	$1,313.5

New Accounting Guidance

In May 2011, the Financial Accounting Standards Board revised its guidance on fair value measurements. The amendment clarifies certain aspects of the Board's intent for the application of existing fair value measurement requirements and additionally changes certain requirements for measuring fair value or for disclosing information about fair value measurements. The amendments will be effective for the Company during the first quarter of 2012. Management is currently assessing the impact of the revised guidance on its fair value measurements.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary Of Significant Accounting Policies
Summary Of Significant Accounting Policies

Note 1: Summary of Significant Accounting Policies

Business Description

First Data Corporation ("FDC" or "the Company") operates electronic commerce businesses providing a variety of services to financial institutions, commercial establishments and consumers. Such services include merchant transaction processing and acquiring; credit, retail and debit card issuing and processing; and check verification, settlement and guarantee services.

Consolidation

The accompanying Consolidated Financial Statements of FDC include the accounts of FDC and its controlled subsidiaries. All significant intercompany accounts and transactions have been eliminated. Investments in unconsolidated affiliated companies are accounted for under the equity method and are included in "Investment in affiliates" in the accompanying Consolidated Balance Sheets. The Company generally utilizes the equity method of accounting when it has an ownership interest of between 20% and 50% in an entity, provided the Company is able to exercise significant influence over the investee's operations.

The Company consolidates an entity's financial statements when the Company either will absorb a majority of the entity's expected losses or residual returns, in the case of a variable interest entity ("VIE"), or has the ability to exert control over a subsidiary. Control is normally established when ownership interests exceed 50% in an entity; however, when the Company does not exercise control over a majority-owned entity as a result of other investors having rights over the management and operations of the entity, the Company accounts for the entity under the equity method. As of December 31, 2010 and 2009, there were no greater-than-50%-owned affiliates whose financial statements were not consolidated.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and accompanying notes. Actual results could differ from those estimates.

Presentation

Effective January 1, 2010, the Integrated Payment Systems operating segment is being reported within All Other and Corporate. Results for 2009 and 2008 have been adjusted to reflect the change. Other amounts in 2009 and 2008 have been adjusted to conform to current year presentation.

The Company sold a merchant acquiring business in Canada as well as a debit and credit card issuing and acquiring processing business in Austria and Active Business Services, Ltd, all reported within the International segment, in November 2009, August 2009 and July 2008, respectively, and Peace Software ("Peace"), reported within the Financial Services segment, in October 2008. The results of divested businesses are excluded from segment results. The International and Financial Services performance measures have been adjusted for 2009 and 2008 to exclude the results of divested businesses. Retail and Alliance Services segment performance measures have been adjusted for 2008 to reflect the sale of 12.5% of the Company's ownership interest in the Wells Fargo Merchant Services alliance that occurred on December 31, 2008.

Depreciation and amortization presented as a separate line item on the Company's Consolidated Statements of Operations does not include amortization of initial payments for new contracts which is recorded as a contra-revenue within "Transaction and processing service fees." Also not included is amortization related to equity method investments which is netted within the "Equity earnings in affiliates" line. The following table presents the amounts associated with such amortization (in millions):

	Year ended December 31,
	2010	2009	2008
Amortization of initial payments for new contracts	$38.6	$27.7	$10.9
Amortization related to equity method investments	$73.0	$73.8	$179.0

Revenue Recognition

The majority of the Company's revenues are comprised of transaction-based fees, which typically constitute a percentage of dollar volume processed, or a fee per transaction processed, or account on file or some combination thereof. In limited circumstances, revenue is allocated to the separate units of accounting in a multiple element transaction based on relative selling prices, provided each element has stand alone value to the customer, and delivery of any undelivered items is probable and substantially within the Company's control.

The official check and money order services and merchant acquiring business generate revenue through the ability to invest funds pending settlement. With respect to official checks, IPS paid some of its agents commissions based on short-term variable interest rates and the balance of outstanding official checks attributable to the individual agent. IPS netted the commissions paid to agents against the revenues it earned from its investments. Gains and losses associated with the above noted investments are recognized in revenue.

In the case of merchant contracts that the Company owns and manages, revenue is primarily comprised of fees charged to the merchant, net of interchange and assessments charged by the credit card associations, and is recognized at the time of sale. The fees charged to the merchant are a percentage of the credit card and signature based debit card transaction's dollar value, a fixed amount or a combination of the two. Personal identification number based debit ("PIN-debit") network fees are recognized in "Reimbursable debit network fees, postage and other" revenues and expenses in the Consolidated Statements of Operations. STAR network access fees charged to merchants are assessed on a per transaction basis.

Interchange fees and assessments charged by credit card associations to the Company's consolidated subsidiaries and network fees related to PIN-debit transactions charged by debit networks are as follows (in millions):

	Year ended December 31,
	2010	2009	2008
Interchange fees and assessments	$17,834.8	$14,325.2	$9,186.9
Debit network fees	$2,798.3	$2,091.9	$1,351.7

The Company charges processing fees to its merchant alliances. In situations where an alliance is accounted for under the equity method, the Company's consolidated revenues include the processing fees charged to the alliance, as presented on the face of the Consolidated Statements of Operations.

Revenue from check verification, settlement and guarantee services is recognized at the time of sale less the fair value of the guarantee. The fair value of the guarantee is deferred until the later of the Company being called upon to honor the guarantee or the expiration of the guarantee. Check verification fees generally are a fixed amount per transaction while check guarantee fees generally are a percentage of the check amount.

The purchase and sale of merchant contracts is an ordinary element of the Company's Retail and Alliance Services and International businesses, and therefore, the gains from selling these revenue-generating assets are included within the "Product sales and other" component of revenues.

Fees based on cardholder accounts on file, both active and inactive, are recognized after the requisite services or period has occurred. Fees for PIN-debit transactions where the Company is the debit card processor for the financial institution are recognized on a per transaction basis. Revenues for output services are derived primarily on a per piece basis and consist of fees for the production, materials and postage related to mailing finished products.

Software licensing revenue, which is reported in the "Product sales and other" line item of the Consolidated Statements of Operations, is not recognized until each of the following four criteria are met: evidence of an agreement exists, delivery and acceptance has occurred or services have been rendered, the selling price is fixed or determinable, and collection of the selling price is reasonably assured.

The sale and leasing of point-of-sale devices ("terminals") are also reported in "Product sales and other". Revenue for terminals sold or sold under a sales-type lease transaction is recognized when the following four criteria are met: evidence of an agreement exists, delivery has occurred, the selling price or minimum lease payments are fixed or determinable, and collection of the selling price or minimum lease payments is reasonably assured. Revenue for operating leases is recognized on a straight-line basis over the lease term.

Services not specifically described above are generally transaction based fees that are recognized at the time the transactions are processed or programming services that are recorded as work is performed.

Stock-Based Compensation

Stock-based compensation to employees is measured at the grant date fair values of the respective stock options and restricted stock awards and expensed over the requisite service periods. An estimate of forfeitures is applied when calculating compensation expense. The Company recognizes compensation cost on awards with graded vesting on a straight-line basis over the requisite service period for the entire award. During 2010, the Company modified the terms of its plan and, due to the nature of call rights and vesting conditions associated with the options and awards, the Company will recognize expense associated with the modifications and future grants only upon the occurrence of certain events. Refer to Note 13 for details regarding the Company's stock-based compensation plan.

Foreign Currency Translation

The U.S. dollar is the functional currency for most of the Company's U.S. based businesses and certain foreign based businesses. Significant operations with a local currency as their functional currency include operations in the United Kingdom, Australia, Germany, Greece and Argentina. Foreign currency denominated assets and liabilities for these units and other less significant operations are translated into U.S. dollars based on exchange rates prevailing at the end of the period, and revenues and expenses are translated at average exchange rates during the period. The effects of foreign exchange gains and losses arising from the translation of assets and liabilities of those entities where the functional currency is not the U.S. dollar are included as a component of Other Comprehensive Income ("OCI"). Intercompany loans are not considered invested on a long-term basis and such foreign currency gains and losses are recorded in income. Transaction gains and losses related to operating assets and liabilities are included in the "Cost of services" and "Selling, general and administrative" lines of the Consolidated Statements of Operations and were immaterial. Non-operating transaction gains and losses derived from non-operating assets and liabilities are included in the "Other income (expense)" line of the Consolidated Statements of Operations and are separately disclosed in Note 9.

Derivative Financial Instruments

The Company utilizes derivative instruments to enhance its ability to manage interest rate risk and foreign exchange risk. The Company recognizes all derivative financial instruments in the Consolidated Balance Sheets as assets or liabilities at fair value. Such amounts are recorded in either the "Other long-term assets", "Other current liabilities" or "Other long-term liabilities" captions in the Consolidated Balance Sheets. Changes in fair value of derivative instruments are recognized immediately in earnings unless the derivative is designated and qualifies as a hedge of future cash flows or a hedge of a net investment in a foreign operation. For derivatives that qualify as hedges of future cash flows, the effective portion of changes in fair value is recorded temporarily in equity as a component of OCI and then recognized in earnings in the same period or periods during which the hedged item affects earnings. For derivatives that qualify as a hedge of a net investment in a foreign operation, the gain or loss is reported in OCI as part of the cumulative translation adjustment to the extent the hedge is effective. Any ineffective portions of cash flow hedges and net investment hedges are recognized in the "Other income (expense)" line in the Consolidated Statements of Operations during the period of change. Additional discussion of derivative instruments is provided in Note 6.

Noncontrolling and Redeemable Noncontrolling Interests

Noncontrolling interests represent the minority shareholders' share of the net income or loss of and equity in consolidated subsidiaries. Substantially all of the Company's noncontrolling interests are presented pretax in the Consolidated Statements of Operations as "Net income attributable to noncontrolling interests" since the majority of the Company's non-wholly owned consolidated subsidiaries are flow through entities for tax purposes. Noncontrolling interests are presented as a component of equity in the Consolidated Balance Sheets and reflect the original investments by these noncontrolling shareholders in the consolidated subsidiaries, along with their proportionate share of the earnings or losses of the subsidiaries, net of dividends or distributions. Noncontrolling interests that are redeemable at the option of the holder are presented outside of equity and are carried at their estimated redemption value. For business acquisitions occurring on or after January 1, 2009, noncontrolling interest at the date of acquisition is based on the total fair value of the acquired entity and the noncontrolling interest's share of that value.

Reserve for Merchant Credit Losses and Check Guarantees

With respect to the merchant acquiring business, the Company's merchant customers (or those of its unconsolidated alliances) have the liability for any charges properly reversed by the cardholder. In the event, however, that the Company is not able to collect such amounts from the merchants due to merchant fraud, insolvency, bankruptcy or another reason, the Company may be liable for any such reversed charges. The Company's risk in this area primarily relates to situations where the cardholder has purchased goods or services to be delivered in the future such as airline tickets.

The Company's obligation to stand ready to perform is minimal in relation to the total dollar volume processed. The Company requires cash deposits, guarantees, letters of credit or other types of collateral by certain merchants to minimize its obligation. Collateral held by the Company is classified within "Settlement assets" and the obligation to repay the collateral if it is not needed is classified within "Settlement obligations" on the Company's Consolidated Balance Sheets. The Company also utilizes a number of systems and procedures to manage merchant risk. Despite these efforts, the Company historically has experienced some level of losses due to merchant defaults.

The Company's contingent obligation relates to imprecision in its estimates of required collateral. A provision for this obligation is recorded based primarily on historical experience of credit losses and other relevant factors such as economic downturns or increases in merchant fraud. Merchant credit losses are included in "Cost of services" in the Company's Consolidated Statements of Operations. The amount of the reserves attributable to entities consolidated by the Company was  $39.9 million and  $45.9 million as of December 31, 2010 and 2009, respectively.

The majority of the TeleCheck Services, Inc. ("TeleCheck") business involves the guarantee of checks received by merchants. If the check is returned, TeleCheck is required to purchase the check from the merchant at its face value and pursue collection from the check writer. A provision for estimated check returns, net of anticipated recoveries, is recorded at the transaction inception based on recent history. The following table presents the accrued warranty and recovery balances (in millions):

As of December 31,	2010	2009
Accrued warranty balances	$13.4	$16.6
Accrued recovery balances	$29.8	$32.5

Accrued warranties are included in "Other current liabilities" and accrued recoveries are included in "Accounts receivable" in the Consolidated Balance Sheets. The maximum potential future payments under the guarantees were estimated by the Company to be approximately  $1.4 billion as of December 31, 2010 which represented an estimate of the total uncleared checks at that time.

Income Taxes

The Company and its domestic subsidiaries file a consolidated U.S. income tax return with their parent, First Data Holdings, Inc. ("Holdings"). The Company's foreign operations file income tax returns in their local jurisdictions. Income taxes are computed in accordance with current accounting guidance and reflect the net tax effects of temporary differences between the financial reporting carrying amounts of assets and liabilities and the corresponding income tax amounts. The Company has deferred tax assets and liabilities and maintains valuation allowances where it is more likely than not that all or a portion of deferred tax assets will not be realized. To the extent the Company determines that it will not realize the benefit of some or all of its deferred tax assets, then these deferred tax assets will be adjusted through the Company's provision for income taxes in the period in which this determination is made.

The Company recognizes the tax benefits from uncertain tax positions only when it is more likely than not, based on the technical merits of the position, that the tax position will be sustained upon examination, including the resolution of any related appeals or litigation. The tax benefits recognized in the consolidated financial statements from such a position are measured as the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate resolution.

Cash and Cash Equivalents

Investments (other than those included in settlement assets) with original maturities of three months or less (that are readily convertible to cash) are considered to be cash equivalents and are stated at cost, which approximates market value. Cash and cash equivalents that were restricted from use due to regulatory requirements are included in "Other long-term assets" in the Consolidated Balance Sheets and were immaterial as of December 31, 2010 and 2009.

Accounts Receivable and Leasing Receivables

Accounts receivable balances are stated net of allowance for doubtful accounts. Historically, the Company has not incurred significant write-offs. The Company records allowances for doubtful accounts when it is probable that the accounts receivable balance will not be collected. Long-term accounts receivable balances are included in "Other long-term assets" in the Consolidated Balance Sheets.

The Company has receivables associated with its point-of-sale terminal leasing businesses. Leasing receivables are included in "Accounts receivable" and "Other long-term assets" in the Consolidated Balance Sheets. The Company recognizes interest income on its leasing receivables using the effective interest method. For direct financing leases, the interest rate used incorporates initial direct costs included in the net investment in the lease. For sales type leases, initial direct costs are expensed as incurred.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life of the related assets (generally three to 10 years for equipment, furniture and leasehold improvements, and 30 years for buildings) or the lease term. Maintenance and repairs which do not extend the useful life of the respective assets are charged to expense as incurred. The following table presents the amounts charged to expense for the depreciation and amortization of property and equipment, including equipment under capital lease (in millions):

Year ended December 31,	Amount
2010	$320.4
2009	300.3
2008	252.7

Goodwill and Other Intangibles

Goodwill represents the excess of purchase price over tangible and intangible assets acquired less liabilities assumed arising from business combinations. Goodwill is generally allocated to reporting units based upon relative fair value (taking into consideration other factors such as synergies) when an acquired business is integrated into multiple reporting units. The Company's reporting units are at the operating segment level or businesses one level below the operating segment level for which discrete financial information is prepared and regularly reviewed by management. When a business within a reporting unit is disposed of, goodwill is allocated to the disposed business using the relative fair value method. Relative fair value is estimated using a discounted cash flow analysis.

The Company tests goodwill annually for impairment, as well as upon an indicator of impairment, using a fair value approach at the reporting unit level. The Company estimates the fair value of each reporting unit using a discounted cash flow analysis. The Company performed its annual goodwill impairment test in the fourth quarters of 2010, 2009 and 2008 and recorded no impairment charges in 2010, total impairment charges of  $17 million in 2009 and  $3.2 billion in 2008, as discussed in Note 2. The 2009 goodwill impairment impacted a reporting unit within All Other and Corporate and the 2008 goodwill impairment impacted every reporting unit, also as discussed in Note 2.

Customer relationships represent the estimated value of the Company's relationships with customers, primarily merchants and financial institutions, for which it provides services. Customer relationships are amortized based on the pattern of undiscounted cash flows for the period as a percentage of total projected undiscounted cash flows. The Company selected this amortization method for these customer relationships based on a conclusion that the projected undiscounted cash flows could be reliably determined.

The Company capitalizes initial payments for new contracts, contract renewals and conversion costs associated with customer processing relationships to the extent recoverable through future operations, contractual minimums and/or penalties in the case of early termination. The Company's accounting policy is to limit the amount of capitalized costs for a given contract to the lesser of the estimated ongoing future cash flows from the contract or the termination fees the Company would receive in the event of early termination of the contract by the customer. The initial payments for new contracts and contract renewals are amortized over the term of the contract as a reduction of the associated revenue (transaction and processing service fees). Conversion costs are also amortized over the term of the contract but are recorded as an expense in "Depreciation and amortization" in the Consolidated Statements of Operations.

The Company develops software that is used in providing processing services to customers. To a lesser extent, the Company also develops software to be sold or licensed to customers. Software development costs are capitalized once technological feasibility of the software has been established. Costs incurred prior to establishing technological feasibility are expensed as incurred. Technological feasibility is established when the Company has completed all planning, designing, coding and testing activities that are necessary to determine that a product can be produced to meet its design specifications, including functions, features and technical performance requirements. Capitalization of costs ceases when the product is available for general use. Software development costs are amortized using the straight-line method over the estimated useful life of the software, which is generally five years. Software acquired in connection with business combinations is amortized using the straight-line method over the estimated useful life of the software which generally ranges from three to 10 years.

In addition to capitalized contract and software development costs, other intangibles include copyrights, patents, purchased software, trademarks and non-compete agreements acquired in business combinations. Other intangibles, except for the First Data trade name discussed below, are amortized on a straight-line basis over the length of the contract or benefit period, which generally ranges from three to 25 years. The intangible amortization expense associated with customer relationships and other intangibles, including amortization associated with investments in affiliates, was as follows (in millions):

Year ended December 31,	Amount
2010	$1,205.6
2009	1,253.5
2008	1,306.9

The value of the First Data trade name is  $603.5 million as of December 31, 2010 and 2009. Upon consideration of many factors, including the determination that there are no legal, regulatory or contractual provisions that limit the useful life of the First Data trade name, the Company determined that the First Data trade name had an indefinite useful life. The Company also considered the effects of obsolescence, demand, competition, other economic factors and ability to maintain and protect the trade name without significant expenditures. The First Data trade name is expected to contribute directly or indirectly to the future cash flows of the Company for an indefinite period. As an indefinite lived asset, the First Data trade name will not be amortized but will be reviewed annually for impairment until such time as it is determined to have a finite life. The First Data trade name was not impaired as of December 31, 2010 or 2009.

The following table provides the components of other intangibles (in millions):

As of December 31,	2010 Cost	2010 Accumulated Amortization	2010 Net of Accumulated Amortization	2009 Cost	2009 Accumulated Amortization	2009 Net of Accumulated Amortization
Customer relationships	$7,714.2	$(2,490.5)	$5,223.7	$7,732.6	$(1,723.8)	$6,008.8

Other intangibles:
Conversion costs	$90.2	$(23.7)	$66.5	$57.2	$(13.7)	$43.5
Contract costs	139.8	(32.8)	107.0	145.5	(36.4)	109.1
Software	1,254.7	(761.5)	493.2	1,197.0	(544.4)	652.6
Other	1,422.1	(157.8)	1,264.3	1,419.7	(103.8)	1,315.9

Total other intangibles	$2,906.8	$(975.8)	$1,931.0	$2,819.4	$(698.3)	$2,121.1

The estimated future aggregate amortization expense for the next five years is as follows (in millions):

Year ended December 31,	Amount
2011	$991.6
2012	905.6
2013	813.1
2014	774.5
2015	740.4

The Company tests contract and conversion costs greater than  $1 million for recoverability on an annual basis by comparing the remaining expected undiscounted cash flows under the contract to the net book value. Any assets that are determined to be unrecoverable are written down to their fair value. In addition to this annual test, these assets and all other long lived assets are tested for impairment upon an indicator of potential impairment. The Company recorded impairment charges related to customer contracts and other intangibles as described in Note 2.

Inventory

Inventories are stated at lower of cost or market and consist primarily of POS terminals, forms and envelopes. The cost of inventory is determined using average cost for POS terminals and first-in first-out ("FIFO") for forms.

Investment Securities

The Company's current settlement assets include short-term, liquid investments, primarily money market funds, discounted commercial paper, time deposits, and corporate bonds. The Company's long-term settlement assets are comprised of student loan auction rate securities ("SLARS") and corporate bonds. Additionally, the Company maintains investments in marketable and non-marketable securities, chiefly equity securities held for strategic purposes, the majority of which are carried at cost and included in the "Other current assets" and "Other long-term assets" line items of the Consolidated Balance Sheets. The specific identification method is used to determine the cost basis of securities sold. As of December 31, 2010 and 2009, all of the debt and equity securities included in the above noted investments, except cost method investments, were classified as available-for-sale. Unrealized gains and losses on these investments are included as a separate component of OCI, net of any related tax effect. The Company assesses marketable securities for impairment quarterly. Cost method investments are also evaluated quarterly to determine whether an event or change in circumstance has occurred in that period that may have a significant adverse effect on the fair value and, if practicable to do so, the fair value is estimated.

For equity securities, declines in value that are judged to be other than temporary in nature are recognized in the Consolidated Statements of Operations. For public company equity securities, the Company's policy is to treat a decline in the investment's quoted market value that has lasted for more than six months as an other than temporary decline in value. For debt securities, when the Company intends to sell an impaired debt security or it is more likely than not it will be required to sell prior to recovery of its amortized cost basis, an other-than-temporary-impairment ("OTTI") has occurred. The impairment is recognized in earnings equal to the entire difference between the debt security's amortized cost basis and its fair value. When the Company does not intend to sell an impaired debt security and it is not more likely than not it will be required to sell prior to recovery of its amortized cost basis, the Company assesses whether it will recover its amortized cost basis. If the entire amortized cost will not be recovered, a credit loss exists resulting in the credit loss portion of the OTTI being recognized in earnings and the amount related to all other factors recognized in OCI. The Company adopted this accounting for OTTI effective April 1, 2009 in accordance with new accounting guidance and the cumulative effect is reported as "Adjustment resulting from adoption of new accounting guidance" on the accompanying Consolidated Statements of Equity. Refer to Note 7 for a detailed discussion regarding the fair value of the Company's investments.

New Accounting Guidance

In October 2009, the FASB revised its guidance on Revenue Recognition for Multiple-Deliverable Revenue Arrangements. The amendments in this update enable companies to separately account for multiple revenue-generating activities (deliverables) that they perform for their customers. Existing U.S. GAAP requires a company to use vendor-specific objective evidence ("VSOE") or third-party evidence of selling price to separate deliverables in a multiple-deliverable arrangement. The update does allow for the use of an estimated selling price if neither VSOE nor third-party evidence is available. The update requires additional disclosures of information about an entity's multiple-deliverable arrangements. The requirements of the update apply prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, although early adoption is permitted. The Company adopted the new guidance on January 1, 2010 and has no arrangements for which this adoption will have a material impact on its financial position and results of operations.

Restructuring, Impairments, and Litigation and Regulatory Settlements	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Restructuring, Impairments, and Litigation and Regulatory Settlements
Restructuring, Impairments, and Litigation and Regulatory Settlements

Note 3: Restructuring

Restructuring Charges and Reversal of Restructuring Accruals

A summary of net pretax benefits (charges), incurred by segment, for each period is as follows:

		Pretax Benefit (Charge)
Three months ended June 30, 2011 (in millions)	Approximate Number of Employees	Retail and Alliance Services	Financial Services	International	All Other and Corporate	Totals
Restructuring charges	260	$(1.2)	$(0.4)	$(16.0)	$(1.6)	$(19.2)
Restructuring accrual reversal		0.1	—	0.2	0.5	0.8

Total pretax charge, net of reversals		$(1.1)	$(0.4)	$(15.8)	$(1.1)	$(18.4)

		Pretax Benefit (Charge)
Six months ended June 30, 2011 (in millions)	Approximate Number of Employees	Retail and Alliance Services	Financial Services	International	All Other and Corporate	Totals
Restructuring charges	520	$(2.7)	$(5.6)	$(22.5)	$(2.8)	$(33.6)
Restructuring accrual reversal		0.8	—	0.9	0.9	2.6

Total pretax charge, net of reversals		$(1.9)	$(5.6)	$(21.6)	$(1.9)	$(31.0)

		Pretax Benefit (Charge)
Three months ended June 30, 2010 (in millions)	Approximate Number of Employees	Retail and Alliance Services	Financial Services	International	All Other and Corporate	Totals
Restructuring charges	580	$(6.0)	$(1.7)	$(6.3)	$(13.3)	$(27.3)
Restructuring accrual reversal		0.1	0.5	1.9	0.9	3.4

Total pretax charge, net of reversals		$(5.9)	$(1.2)	$(4.4)	$(12.4)	$(23.9)

		Pretax Benefit (Charge)
Six months ended June 30, 2010 (in millions)	Approximate Number of Employees	Retail and Alliance Services	Financial Services	International	All Other and Corporate	Totals
Restructuring charges	720	$(6.7)	$(7.1)	$(12.7)	$(17.4)	$(43.9)
Restructuring accrual reversal		0.3	0.7	4.2	2.3	7.5

Total pretax charge, net of reversals		$(6.4)	$(6.4)	$(8.5)	$(15.1)	$(36.4)

The Company recorded restructuring charges during the three and six months ended June 30, 2011 and 2010 in connection with management's alignment of the business with strategic objectives. Similar initiatives are expected to occur in future periods resulting in additional restructuring charges. Restructuring charges in 2010 also resulted from domestic site consolidations as well as the termination of certain management positions across the organization including the reorganization of executive officers.

The following table summarizes the Company's utilization of restructuring accruals for the six months ended June 30, 2011:

(in millions)	Employee Severance	Facility Closure
Remaining accrual as of January 1, 2011	$38.7	$0.2
Expense provision	33.6	—
Cash payments and other	(34.2)	—
Changes in estimates	(2.5)	(0.1)

Remaining accrual as of June 30, 2011	$35.6	$0.1

Note 2: Restructuring, Impairments, and Litigation and Regulatory Settlements

The Company recorded restructuring charges, impairment charges, and litigation and regulatory settlements during the three years ended December 31, 2010. Restructuring accruals are reviewed each period and balances in excess of anticipated requirements are reversed through the same Consolidated Statements of Operations caption in which they were originally recorded. Such reversals resulted from the favorable resolution of contingencies and changes in facts and circumstances.

A summary of net pretax benefits (charges), incurred by segment, for each period is as follows (in millions):

	Pretax Benefit (Charge)
Year ended December 31, 2010	Retail and Alliance Services	Financial Services	International	All Other and Corporate	Divested	Totals
Restructuring charges	$(20.3)	$(11.3)	$(28.2)	$(27.7)	$—	$(87.5)
Restructuring accrual reversals	0.7	0.8	10.9	3.1	—	15.5
Impairments	(1.6)	—	(9.9)	—	—	(11.5)
Litigation and regulatory settlements	—	2.0	—	—	—	2.0

Total pretax charge, net of reversals	$(21.2)	$(8.5)	$(27.2)	$(24.6)	$—	$(81.5)

Year ended December 31, 2009
Restructuring charges	$(15.9)	$(14.5)	$(49.2)	$(22.0)	$(0.5)	$(102.1)
Restructuring accrual reversals	4.2	1.7	2.9	0.5	—	9.3
Impairments	—	—	(131.9)	(53.2)	—	(185.1)
Litigation and regulatory settlements	—	(14.5)	—	2.7	—	(11.8)

Total pretax charge, net of reversals	$(11.7)	$(27.3)	$(178.2)	$(72.0)	$(0.5)	$(289.7)

Year ended December 31, 2008
Restructuring charges	$(7.2)	$(13.2)	—	—	—	$(20.4)
Restructuring accrual reversals	0.7	7.6	—	—	$0.1	8.4
Impairments	(1,106.5)	(1,396.0)	$(376.2)	$(160.7)	(204.2)	(3,243.6)

Total pretax charge, net of reversals	$(1,113.0)	$(1,401.6)	$(376.2)	$(160.7)	$(204.1)	$(3,255.6)

Restructuring charges

2010. The 2010 restructurings resulted from the elimination of management and other positions, approximately 1,200 employees, as part of the Company aligning the business with strategic objectives as well as domestic site consolidations and the reorganization of executive officers. Similar initiatives are expected to occur in future periods resulting in additional restructuring charges. Partially offsetting the charges were reversals of excess 2008 and 2009 restructuring accruals as well as reversals resulting from the refinement of 2010 estimates.

2009. The 2009 restructurings resulted from the elimination of management and other positions, approximately 1,700 employees, as part of the Company's cost saving initiatives as well as domestic site consolidations and the elimination of certain information technology positions. The Company incurred additional charges through 2010 related to these plans. Partially offsetting the charges are reversals of 2009 and 2008 restructuring accruals related to the Company's change in strategy related to global labor sourcing initiatives as well as refining previously recorded estimates.

2008. The 2008 restructurings resulted from the planned termination of approximately 1,000 employees associated with initial plans for call center consolidation and global labor sourcing initiatives primarily related to information technology development. During the fourth quarter, the Company's strategy related to global labor sourcing initiatives changed resulting in delaying implementation of certain of the initiatives and 20% fewer terminations than originally planned which resulted in the reversal of the associated charges. The Company incurred additional charges through 2009 related to these plans.

The following table summarizes the Company's utilization of restructuring accruals, excluding merger related restructuring charges, for the years ended December 31, 2009 and 2010 (in millions):

	Employee Severance	Facility Closure
Remaining accrual as of January 1, 2009	$11.1	—
Expense provision	101.6	$0.5
Cash payments and other	(44.9)	(0.3)
Changes in estimates	(9.3)	—

Remaining accrual as of December 31, 2009	58.5	0.2
Expense provision	86.7	0.6
Cash payments and other	(91.2)	(0.4)
Changes in estimates	(15.3)	(0.2)

Remaining accrual as of December 31, 2010	$38.7	$0.2

Impairments

In the fourth quarter of 2010, within Retail and Alliance Services, the Company recorded  $1.6 million in impairment charges related to other intangibles. Also during the fourth quarter of 2010, the Company recorded  $9.9 million in asset impairment charges related to the International segment. Approximately  $6.2 million of the total impairment occurred because the Company did not complete a software project and determined that there are no likely alternative uses for the software. The remaining  $3.7 million of impairment charges resulted from the write off of assets the Company determined have no future use or value.

In the fourth quarter of 2009, domestically, the Company recorded approximately  $33 million in impairment charges related to customer contracts, a goodwill impairment charge of approximately  $17 million and a software impairment charge of approximately  $3 million related to the Information Services reporting unit. The significant factor that drove most of the impairment was lower projections of financial results as compared to those used in the 2008 impairment testing.

Also in the fourth quarter of 2009, the Company recorded approximately  $124 million in asset impairment charges related to the International reporting unit and segment. Approximately  $64 million of the total impairment charge related to the Company's business in Germany and was allocated to impair the value of customer contracts and real property by approximately  $58 million and  $6 million, respectively. The impairment occurred because of the deterioration of profitability on existing business, higher risk of revenue attrition in future years and lower projections of financial results compared to those used in prior periods. Approximately  $47 million of the total impairment charge related to impairment of customer contracts associated with the Company's card-issuing business in the United Kingdom. The impairment occurred because of negative cash flow in the existing business and lower projections of financial results compared to those used in prior periods. The remaining  $13 million of impairment charges related to a trade name in Canada, customer contracts in Brazil and Ireland and software.

During the third quarter of 2009, the Company recorded a charge of  $7.7 million related to an intangible asset impairment within the International segment resulting from continuing and projected losses combined with a change in business strategy related to an existing business.

During 2008, the Company performed its annual goodwill impairment test in the fourth quarter of 2008 and recorded a total impairment charge of  $3.2 billion that impacted every reporting unit. The primary causes of the impairment charges were higher discount rates and revised projections of financial results as compared to those used to allocate the purchase price of the merger with an affiliate of Kohlberg Kravis Roberts & Co. ("KKR") in 2007. The revised projections resulted from the global economic situation in 2008 that caused a decrease in near-term projections and a delay in the attainment of long-term projections. Discount rates were determined on a market participant basis and increased due to the increased risk in the marketplace and more costly access to capital. The assumptions used in the test reflect the Company's estimates as of December 31, 2008 and appropriately consider the impact of the deterioration in general global economic conditions.

Also during 2008, the Company recorded a charge related to an asset impairment associated with the Company's subsidiary, Peace, included within divested businesses in the table above. The impairment occurred because of the deterioration of profitability on existing business and Peace's limited success in attracting new clients. This resulted in the Company recording an impairment of  $29.9 million of the goodwill and intangible assets associated with this business. The Company sold Peace in October of 2008.

The Company followed a discounted cash flow approach in estimating the fair value of the reporting units, intangibles assets or other affected asset groups discussed above. Discount rates were determined on a market participant basis. In certain situations, the Company relied in part on a third-party valuation firm in determining the appropriate discount rates. The Company obtained an appraisal from a third-party brokerage firm to assist in estimating the value of real property in Germany. All key assumptions and valuations were determined by and are the responsibility of management.

Litigation and regulatory settlements

In 2009, the Company recorded anticipated settlements of several matters within the Financial Services segment. In the first and second quarters of 2010, the Company released  $2.0 million related to these settlements.

Business Combinations, Asset Acquisitions And Dispositions	12 Months Ended
Dec. 31, 2010
Business Combinations, Asset Acquisitions And Dispositions
Business Combinations, Asset Acquisitions And Dispositions

Note 3: Business Combinations, Asset Acquisitions and Dispositions

	Initial Consideration(a)
Businesses and Assets Acquired	Month	Total	Cash
		(in millions)
2010:
Redemption of Rockmount Investments, LLC ("Rockmount") put in BAMS(b)		$213.3	$213.3
Merchant portfolio and other acquisitions		3.2	3.2

		$216.5	$216.5

2009:
Banc of America Merchant Services, LLC ("BAMS")	June	$3,444.2	—
ICICI Merchant Services	December	68.7	$68.7
Nine other acquisitions and merchant portfolio acquisitions		25.8	25.8

		$3,538.7	$94.5

2008:
Alliance with Allied Irish Banks p.l.c. ("AIB")	January	$178.2	$178.2
Money Network Financial, LLC ("Money Network") noncontrolling interest buyout	July	60.8	60.8
Chase Paymentech SolutionsTM ("CPS") Alliance termination(c)	November	2,746.0	—
Two other acquisitions and merchant portfolio acquisitions		28.1	28.1

		$3,013.1	$267.1

(a)	Does not consider cash acquired or debt assumed. Does not reflect cash paid or received in years subsequent to initial acquisition.
(b)	See discussion of redemption in the 2009 Acquisition section below.
(c)	The receipt of the Company's proportionate 49% share of the alliance was accounted for as a purchase business combination.

2010 Dispositions

During 2010, the Company received a contingent payment in connection with the November 2009 sale of a merchant acquiring business.

2009 Acquisitions

Effective January 1, 2009, the Company's accounting for business combinations followed the new accounting guidance for business combinations and noncontrolling interests.

On June 26, 2009, Bank of America N.A. ("BofA") and the Company, together with Rockmount, an investment vehicle controlled by a third-party investor, formed a new company, BAMS. BAMS provides clients with a comprehensive suite of acquiring and processing payment products for credit and debit cards as well as merchant loyalty, prepaid, check and e-commerce solutions.

At the time of the formation, the Company owned a 48.45% direct voting interest in BAMS and BofA owned a 46.55% direct voting interest. The remaining stake in BAMS was a 5% non-voting interest held by Rockmount. The Company owned a 40% noncontrolling interest in Rockmount. In May 2010, the third party owning a controlling interest in Rockmount exercised a put right on Rockmount's beneficial interest in BAMS requiring net cash payments from FDC of  $213 million. The redemption amount was based on Rockmount's capital account balance in BAMS immediately prior to the redemption with an additional adjustment paid by the Company and Bank of America N.A. based on the level of BAMS revenues for the trailing 12 month period ended March 31, 2010. After redemption by Rockmount, the Company owns 51% of BAMS and Bank of America N.A. owns 49%. The Company's 51% direct voting interest in BAMS, together with its control of the management committee, which governs BAMS, provides the Company with a controlling financial interest in BAMS under the applicable accounting standards and rules and thus BAMS is consolidated by the Company and reported in its Retail and Alliance Services segment. BofA's 49% interest in BAMS is presented as a noncontrolling interest component of total equity.

BofA's and the Company's contributions to the newly formed company were principally comprised of merchant acquiring contract rights and relationships and sales forces. The Company's contribution was most significantly comprised of assets received upon the November 1, 2008 termination of the CPS alliance, though certain other assets were included as well. Rockmount's contribution was in the form of cash totaling  $321.7 million of which  $128.7 million represents the cash contributed to Rockmount by the Company for its 40% investment noted above.

The formation of BAMS was accounted for by the Company as a sale of a noncontrolling interest in a subsidiary and a purchase business combination. The Company recorded a gain of approximately  $33 million ( $21 million, net of taxes), through adjustments to additional paid in capital and noncontrolling interest. The gain was not material as the assets comprising the most significant portion of the Company's contribution were recently adjusted to fair value in the fourth quarter 2008 in connection with the November 1, 2008 termination of the CPS alliance.

The assets contributed to BAMS by the Company continue to be recorded at the Company's carrying basis, which for the majority of assets was established effective November 1, 2008 as described immediately above net of applicable amortization expense subsequently recognized, and the assets contributed by BofA were recorded at their estimated fair value. The fair value of the BofA contribution to BAMS was determined by estimating the BAMS enterprise value and attributing the appropriate portion of that value to such contribution. The Company relied in part upon a third-party valuation firm in determining the enterprise value of BAMS. All key assumptions and valuations were determined by and are the responsibility of management. The value attributed to the net tangible and identifiable intangible assets contributed by BofA was based on their estimated fair values. During the fourth quarter of 2009 the final valuation was completed and the purchase price allocation resulted in identifiable intangible assets of  $1,317 million, which will be amortized over a range estimated to be 11 to 20 years, and goodwill of  $2,127 million.

In December 2009, the Company formed a merchant acquiring alliance with ICICI Bank, ICICI Merchant Services. ICICI Merchant Services provides card acquiring services in India. The Company owns 81% of the alliance which is consolidated and reported in the International segment. During the fourth quarter of 2010 the final valuation was completed and the purchase price allocation resulted in identifiable intangible assets of  $34 million, which will be amortized over five to 10 years, and goodwill of  $41 million.

The aggregate cash paid for acquisitions during the year ended December 31, 2009 was approximately  $87 million, net of cash acquired. The aggregate purchase price allocation associated with acquisitions during 2009 resulted in identifiable intangible assets and goodwill as follows:

	Purchase price allocation (in millions)	Weighted-average useful life
Customer relationships	$971.4	11 years
Trade names	389.0	20 years
Other intangibles	13.7	9 years

Total identifiable intangibles	$1,374.1	14 years

Goodwill(a)	$2,168.5

(a)	Much of the goodwill in the BAMS transaction represents synergies in processing and other strengths of the respective partners. None of the goodwill is deductible for tax purposes.

Additional information. The pro forma impact of all 2009 acquisitions on net income was not material.

2009 Dispositions

In August 2009, the Company divested its debit and credit card issuing and acquiring processing business in Austria which was reported as part of the International segment. The Company recognized a loss on the sale of  $37.2 million, comprised of a  $21.9 million loss classified as "Other income (expense)" and a  $15.3 million income tax expense in the Consolidated Statements of Operations.

In November 2009, the Company sold a merchant acquiring business in Canada which was reported as part of the International segment. The Company recognized a loss on the sale of  $7.8 million, comprised of a  $10.0 million gain classified as "Other income (expense)" and a  $17.8 million income tax expense in the Consolidated Statements of Operations.

2008 Acquisitions

In January 2008, the Company entered into an alliance with AIB, of which the Company owns 50.1%. The alliance provides card acquiring services in the Republic of Ireland, the United Kingdom and elsewhere in Europe. The purchase price allocation resulted in identifiable intangible assets of  $79 million, which are being amortized over 10 years, a trade name of  $15 million that is being amortized over 10 years and goodwill of  $90 million. The alliance with AIB is consolidated and reported in the International segment.

In February 2008, the Company purchased the remaining interest in Unified Network Payment Solutions ("UNPS") located in Canada. UNPS is consolidated and reported as part of the International segment.

In July 2008, FDC and its parent, Holdings, purchased the remaining 18.2% and 13.6% of the outstanding equity of Money Network, respectively, not already owned by the Company. The purchase price paid by Holdings consisted of shares of its common stock. FDC subsequently purchased Holdings' interest in Money Network for an amount equivalent to the value of the shares issued by Holdings as purchase consideration. Money Network is reported as part of the Retail and Alliance Services segment.

In September 2008, the Company purchased 50% of EUFISERV's inter-bank processing business (subsequently renamed Trionis). Trionis will provide services across Europe. The Company accounts for its investment under the equity method of accounting within the International segment.

On November 1, 2008, the Company and JPMorgan Chase terminated their merchant alliance, CPS, which was the Company's largest merchant alliance. The Company received its proportionate 49% share of the assets of the alliance, including domestic merchant contracts, an equity investment in Merchant Link, a full-service independent sales organization ("ISO") and Agent Bank unit, and a portion of the employees. The new domestic owned and managed business is being operated as part of FDC's Retail and Alliance Services segment mostly within the BAMS alliance since June 2009 as discussed above. First Data will continue to provide transaction processing and related services for certain merchants of the alliance that were allocated to JPMorgan Chase but are resident on First Data's processing platforms. First Data has historically accounted for its noncontrolling interest in the alliance under the equity method of accounting. Beginning November 1, 2008, the portion of the alliance's business received by the Company in the separation is reflected on a consolidated basis throughout the financial statements. CPS accounted for the vast majority of the "Equity earnings in affiliates" and the processing and other fees noted in footnote (a) on the face of the Consolidated Statements of Operations. The receipt of the Company's proportionate share of CPS was accounted for as a purchase business combination. The assets and liabilities received were recorded at their fair values. As a result of the alliance termination and subsequent business combination, the Company assessed its deferred tax liabilities established at the time of the merger and reversed  $508 million of those liabilities through purchase accounting for the Company's proportionate share of CPS. The purchase price allocation resulted in identifiable intangible assets of  $1,047 million, which are being amortized over three to approximately nine years, and goodwill of  $964 million.

The aggregate cash paid for acquisitions during the year ended December 31, 2008 was approximately  $267 million. The aggregate purchase price allocation associated with acquisitions during 2008 resulted in identifiable intangible assets and goodwill as follows:

	Purchase price allocation (in millions)	Weighted-average useful life
Software	$59.4	4 years
Customer relationships	1,056.8	9 years
Trade names	16.2	10 years
Other intangibles	13.7	9 years

Total identifiable intangibles	$1,146.1	9 years

Goodwill(a)	$1,111.3

(a)	Approximately $439 million of goodwill resulting from 2008 acquisitions is expected to be deductible for tax purposes.

Additional information. The pro forma impact of all 2008 acquisitions on net income was not material.

2008 Dispositions

In July 2008, the Company sold its subsidiary Active Business Services Ltd. which was reported as part of the International segment.

In July 2008, the Company sold its interest in Early Warning Services which had been accounted for under the equity method and was reported in All Other and Corporate.

In October 2008, the Company sold its subsidiary Peace which was reported as part of the Financial Services segment.

On December 31, 2008, the Company sold 12.5% of the membership interests in their merchant alliance, Wells Fargo Merchant Services, LLC ("WFMS"), to Wells Fargo & Company ("WFB"), for cash consideration totaling  $222 million. This resulted in the Company owning 40% of the merchant alliance. FDC deconsolidated the WFMS balance sheet as of December 31, 2008 and is reflecting its remaining ownership interest as an equity method investment in the Retail and Alliance Services segment. The Company recognized a pretax loss of  $3.8 million resulting from the transaction.

Other Information

The following table outlines the net assets acquired and net cash paid for acquisitions (at date of acquisition) (in millions):

	Year ended December 31,
	2010	2009	2008
Fair value of net assets acquired	$216.5	$3,538.7	$3,013.1
Less non-cash consideration	—	(3,444.2)	(2,746.0)
Less cash acquired	—	(8.0)	—

Net cash paid for acquisitions(a)	$216.5	$86.5	$267.1

(a)	Includes purchases of noncontrolling interests.

The following table presents changes to goodwill for the years ended December 31, 2009 and 2010 (in millions):

	Retail and Alliance Services	Financial Services	International	All Other and Corporate	Divested Operations	Totals
Balance as of January 1, 2009
Goodwill	$11,925.6	$3,166.9	$2,522.2	$241.6	$223.9	$18,080.2
Accumulated impairment losses	(1,106.5)	(1,395.2)	(375.6)	(160.4)	(181.3)	(3,219.0)

	10,819.1	1,771.7	2,146.6	81.2	42.6	14,861.2

Acquisitions	2,127.2	—	42.5	—	—	2,169.7
Dispositions	—	—	—	—	(38.6)	(38.6)
Purchase price adjustments	323.6	(0.3)	31.8	(0.2)	—	354.9
Reallocation of goodwill	(244.4)	290.4	—	(46.0)	—	—
Goodwill impairments	—	—	—	(16.6)	—	(16.6)
Other adjustments (primarily foreign currency)	0.9	—	148.3	—	(4.0)	145.2

Balance as of December 31, 2009
Goodwill	14,132.9	3,457.0	2,744.8	195.4	181.3	20,711.4
Accumulated impairment losses	(1,106.5)	(1,395.2)	(375.6)	(177.0)	(181.3)	(3,235.6)

	13,026.4	2,061.8	2,369.2	18.4	—	17,475.8

Purchase price adjustments	(67.2)	(5.6)	(0.5)	(18.4)	—	(91.7)
Other adjustments (primarily foreign currency)	—	—	(87.2)	—	—	(87.2)

Balance as of December 31, 2010
Goodwill	14,065.7	3,451.4	2,657.1	177.0	181.3	20,532.5
Accumulated impairment losses	(1,106.5)	(1,395.2)	(375.6)	(177.0)	(181.3)	(3,235.6)

	$12,959.2	$2,056.2	$2,281.5	$—	$—	$17,296.9

The terms of certain of the Company's acquisition agreements provide for additional consideration to be paid if the acquired entity's results of operations exceed certain targeted levels or if certain other conditions are met, as well as other payments or receipts of cash related to certain events that transpired subsequent to the acquisition of certain companies. Targeted levels are generally set substantially above the historical experience of the acquired entity at the time of acquisition. Such additional consideration is paid in cash and is recorded when payable as additional purchase price. Additional consideration was paid totaling  $1.4 million in 2010,  $14.7 million in 2009 and  $35.6 million in 2008. As of December 31, 2010, the Company did not have any contingent consideration payable.

Settlement Assets And Obligations	12 Months Ended
Dec. 31, 2010
Settlement Assets And Obligations
Settlement Assets And Obligations

Note 4: Settlement Assets and Obligations

Settlement assets and obligations result from FDC's processing services and associated settlement activities, including settlement of payment transactions. Settlement assets are generated principally from merchant services transactions. Certain merchant settlement assets that relate to settlement obligations accrued by the Company are held by partner banks to which the Company does not have legal ownership but has the right to use to satisfy the related settlement obligation. FDC records corresponding settlement obligations for amounts payable to merchants and for payment instruments not yet presented for settlement. The difference in the aggregate amount of such assets and liabilities is primarily due to unrealized net investment gains and losses, which are reported as OCI in equity. The principal components of FDC's settlement assets and obligations are as follows (in millions):

As of December 31,	2010	2009
Settlement assets:
Current settlement assets:
Cash and cash equivalents	$1,896.0	$2,627.8
Investment securities	39.2	250.9
Due from card associations and bank partners	4,194.8	3,832.4
Due from merchants	542.0	139.9
Due from selling agents	22.0	19.3

	6,694.0	6,870.3

Long-term settlement assets:
Investment securities	365.1	480.7

	$7,059.1	$7,351.0

Settlement obligations:
Current settlement obligations:
Payment instruments outstanding	$775.5	$1,232.6
Card settlements due to merchants	6,283.4	6,144.0
Due to selling agents	—	18.1

	$7,058.9	$7,394.7

Cash equivalents consist of short-term time deposits, commercial paper and other investments. See Note 5 for information concerning the Company's investment securities.

FDC generated revenues from its investment of certain settlement assets, the majority of which pertained to cash equivalents and investment securities. As of December 31, 2010, the official check portfolio was invested in cash equivalents with ratings of "A1/P1" or better or in the "A" category or better and short-term and long-term investments rated in the "A" category or better with the exception of  $4.7 million in lower rated securities, primarily auction rate securities described in Note 7. The following table presents the official check investment portfolio average balances and total investment revenues:

	Year ended December 31,
	2010	2009	2008
Official check investment portfolio average balances (in billions)	$1.0	$2.7	$7.3
Investment revenues from the official check portfolio (before commissions to certain selling agents) (in millions)(a)	$(17.6)	$31.1	$163.2

(a)	Includes impairment charges of $28.2 million in 2010 and $60.3 million in 2008. Refer to Note 5 for additional information.

Investment Securities	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Investment Securities
Investment Securities

Note 10: Investment Securities

The majority of the Company's investment securities are a component of settlement assets and represent the investment of funds received by FDC from the sale of payment instruments (official checks and financial institution money orders) by authorized agents. The Company's investment securities included in current settlement assets primarily consists of money market funds, discounted and municipal commercial paper, corporate, state, and municipal bonds maturing within one year, and time deposits. The Company's long-term settlement assets are primarily comprised of student loan auction rate securities ("SLARS") and corporate bonds. Realized gains and losses and other-than-temporary impairments ("OTTI") on investments classified as settlement assets are recorded in the "Product sales and other" line item of the Consolidated Statements of Operations. The Company carried other investments including equity securities and shares of a money market fund which are carried at fair value and included in the "Other current assets" and "Other long-term assets" line items of the Consolidated Balance Sheets. Realized gains and losses on these investments are recorded in the "Other income (expense)" line item of the Consolidated Statements of Operations described in Note 2.

The principal components of the Company's investment securities are as follows:

As of June 30, 2011 (in millions)	Cost(a)	Gross Unrealized Gain	Gross Unrealized (Loss) excluding OTTI(b)	OTTI Recognized in OCI(b)(c)	Fair Value(d)
Student loan auction rate securities	$218.2	$1.9	$(1.8)	$—	$218.3
Corporate bonds	62.4	0.1	—	—	62.5
State and municipal obligations	43.1	—	—	—	43.1
Other securities:
Cost method investments	24.0	—	—	—	24.0
Other	0.1	1.0	—	—	1.1

Total other	24.1	1.0	—	—	25.1

Totals	$347.8	$3.0	$(1.8)	$—	$349.0

As of December 31, 2010 (in millions)
Student loan auction rate securities	$341.1	$—	$—	$—	$341.1
Corporate bonds	63.0	0.1	(0.1)	—	63.0
State and municipal obligations (e)	0.5	—	—	—	0.5
Other securities:
Cost method investments	24.5	—	—	—	24.5
Other	0.1	0.1	—	—	0.2

Total other	24.6	0.1	—	—	24.7

Totals	$429.2	$0.2	$(0.1)	$—	$429.3

(a)	Represents amortized cost for debt securities.
(b)	"OTTI" refers to other-than-temporary impairments.
(c)	For debt securities, represents the fair value adjustment excluding that attributable to credit losses.
(d)	Represents cost for cost method investments.
(e)	State and municipal obligations have been reclassed from "Other" to conform to current year presentation.

The following table presents the gross unrealized losses and fair value of the Company's investments with unrealized losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

As of June 30, 2011 (in millions)	Less than 12 months		More than 12 months		Total Fair Value	Total Unrealized Losses
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Student loan auction rate securities	$109.3	$(1.8)	$—	$—	$109.3	$(1.8)

	Less than 12 months		More than 12 months		Total Fair Value	Total Unrealized Losses
As of December 31, 2010 (in millions)	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Corporate bonds	$45.8	$(0.1)	$—	$—	$45.8	$(0.1)

During the six months ended June 30, 2011, the Company sold and redeemed SLARS with an amortized cost basis of  $122.9 million, resulting in net realized losses of  $1.9 million. Also during the six months ended June 30, 2011, the Company sold corporate bonds with an amortized cost basis of  $60.7 million, resulting in a realized gain of approximately  $0.2 million.

In June 2011, the Company participated in a tender offer, tendering  $35.7 million of its holdings in SLARS. The offer was accepted on June 30, 2011 and the Company anticipates a realized gain of approximately  $1.6 million during the third quarter of 2011.

All of the above investments, with the exception of cost method investments, were classified as available-for-sale. The Company uses specific identification to determine the cost of a security sold and the amount of gains and losses reclassified out of other comprehensive income ("OCI") into the Consolidated Statements of Operations. Unrealized gains and losses on investments carried at fair value are included as a separate component of OCI, net of any related tax effects.

The following table presents additional information regarding available-for-sale securities:

	Three months ended June 30,		Six months ended June 30,
(in millions)	2011	2010	2011	2010
Proceeds from sales(a)	$63.3	$2.3	$181.9	$21.3
Gross realized gains included in earnings as a result of sales(a)	0.5	—	1.0	5.0
Gross realized (losses) included in earnings as a result of sales(a)	—	—	(2.7)	—
Impairments included in earnings	—	—	—	(0.3)
Net unrealized gains or (losses) included in OCI, net of tax	1.5	6.1	(0.5)	5.8
Net gains or (losses) reclassified out of OCI into earnings, net of tax	0.3	—	(1.1)	(0.2)

(a)	Includes activity resulting from sales, redemptions, liquidations and related matters. Gains and losses are recorded in the "Product sales and other" or "Other income (expense)" line items of the Consolidated Statements of Operations.

The following table presents maturity information for the Company's investments in debt securities as of June 30, 2011:

(in millions)	Fair Value
Due within one year	$84.5
Due after one year through five years	21.1
Due after five years through 10 years	29.3
Due after 10 years	189.0

Total debt securities	$323.9

The Company also maintained investments in non-marketable securities, held for strategic purposes (collectively referred to as "cost method investments") which are carried at cost and included in "Other long-term assets" in the Company's Consolidated Balance Sheets. These investments are evaluated for impairment upon an indicator of impairment such as events or changes in circumstances that may have a significant adverse effect on the fair value of the investment. As of June 30, 2011, there were no indicators of impairment. Where there are no indicators of impairment present, the Company estimates the fair value for the cost method investments only if it is practicable to do so. As of June 30, 2011, it was deemed impracticable to estimate the fair value on  $18.6 million of cost method assets due to the lack of sufficient data upon which to develop a valuation model and the costs of obtaining an independent valuation in relation to the size of the investments. Realized pretax gains and losses associated with these investments are recognized in the "Other income (expense)" line item of the Consolidated Statements of Operations described in Note 2.

Note 5: Investment Securities

The majority of the Company's investment securities are a component of the Company's settlement assets and represent the investment of funds received by FDC from the sale of payment instruments (official checks and financial institution money orders) by authorized agents. The Company's investment securities included in current settlement assets primarily consists of money market funds, discounted commercial paper, time deposits and corporate bonds. The Company's long-term settlement assets are comprised of student loan auction rate securities ("SLARS") and corporate bonds. Realized gains and losses and other-than-temporary impairments ("OTTI") on investments classified as settlement assets are recorded in the "Product sales and other" line item of the Consolidated Statements of Operations. The Company carried other investments including equity securities and shares of a money market fund which are carried at fair value and included in the "Other current assets" and "Other long-term assets" line items of the Consolidated Balance Sheets. Realized gains and losses on these investments are recorded in the "Other income (expense)" line item of the Consolidated Statements of Operations described in Note 9.

The principal components of the Company's investment securities are as follows (in millions):

	Cost(a)	Gross Unrealized Gain	Gross Unrealized (Loss) excluding OTTI(b)	OTTI Recognized in OCI (b)(c)	Fair Value(d)
As of December 31, 2010
Student loan auction rate securities	$341.1	—	—	$—	$341.1
Corporate bonds	63.0	$0.1	$(0.1)	—	63.0
Other securities:
Cost method investments	24.5	—	—	—	24.5
Other	0.6	0.1	—	—	0.7

Total other	25.1	0.1	—	—	25.2

Totals	$429.2	$0.2	$(0.1)	$—	$429.3

As of December 31, 2009
Student loan auction rate securities	$494.4	—	$(29.8)	$(14.9)	$449.7
Corporate bonds	270.7	$0.7	—	—	271.4
Other securities:
Cost method investments	25.1	—	—	—	25.1
Other	15.8	0.2	—	—	16.0

Total other	40.9	0.2	—	—	41.1

Totals	$806.0	$0.9	$(29.8)	$(14.9)	$762.2

(a)	Represents amortized cost for debt securities.
(b)	"OTTI" refers to other-than-temporary impairments.
(c)	Represents the fair value adjustment for debt securities excluding that attributable to credit losses.
(d)	Represents cost for cost method investments.

The following table presents the gross unrealized losses and fair value of the Company's investments with unrealized losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position (in millions):

As of December 31, 2010	Less than 12 months		More than 12 months		Total Fair Value	Total Unrealized Losses
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Corporate bonds	$45.8	$(0.1)	—	—	$45.8	$(0.1)

	Less than 12 months		More than 12 months		Total Fair Value	Total Unrealized Losses
As of December 31, 2009	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Student loan auction rate securities	—	—	$449.7	$(44.7)	$449.7	$(44.7)

Prior to the fourth quarter of 2010, the Company did not intend to sell the remainder of the SLARS and did not consider it more likely than not that it would be required to sell the SLARS before the recovery of the amortized cost basis and accordingly no significant OTTI losses had been recorded in earnings. This determination was based on management's expectations as to when certain related settlement liabilities would need to be funded and the Company's ability to use its revolving credit facility in the event the settlement liabilities need to be funded before the SLARS became liquid. However, during the fourth quarter of 2010, several events occurred which have impacted management's expectations. Compliance with new state laws and regulations will restrict the Company's ability to hold the SLARS for an extended period. Additionally, although the Company's revolving credit facility remains available, management is no longer certain it will utilize it in order to avoid selling the SLARS at their current fair value. Due to the combination of the cumulative effect of the new and existing state laws and regulations noted above as well as the Company's changing views of its use of capital, the Company can no longer assert that it will not more likely than not be required to sell the SLARS prior to the recovery of their fair value to their amortized cost. Accordingly, an other-than-temporary impairment of  $27.9 million was recognized during the fourth quarter of 2010 in addition to an other-than-temporary impairment of  $0.3 million recognized during the first quarter of 2010.

During the third quarter of 2010, the Company received proceeds of  $85.3 million for its entire holdings in the NextStudent SLARS as a result of the liquidation through public sale of the underlying collateral of the securities. The Company realized a loss of  $2.8 million on the liquidation.

On January 28, 2011, the Company sold approximately  $123 million of its holdings in SLARS resulting in a net realized loss of  $2.6 million.

All of the above investments, with the exception of cost method investments, were classified as available-for-sale. The Company uses specific identification to determine the cost of a security sold and the amount of gains and losses reclassified out of other comprehensive income ("OCI") into the Consolidated Statements of Operations. Unrealized gains and losses on investments carried at fair value are included as a separate component of OCI, net of any related tax effects.

The following table presents additional information regarding available-for-sale securities (in millions):

	Year ended December 31,
	2010	2009	2008
Proceeds from sales(a)	$138.1	$56.0	$455.4
Gross realized gains included in earnings as a result of sales(a)	6.2	0.1	—
Gross realized (losses) included in earnings as a result of sales(a)	(3.3)	(0.7)	(0.6)
Impairments included in earnings(b)	(28.2)	—	(63.3)
Net unrealized gains or (losses) included in OCI, net of tax	7.7	10.6	(48.7)
Net gains or (losses) reclassified out of OCI into earnings, net of tax	(19.8)	(0.3)	(37.5)

(a)	Includes activity resulting from sales, redemptions, liquidations and related matters. Gains and losses are recorded in the "Product sales and other" or "Other income (expense)" line items of the Consolidated Statements of Operations.
(b)	In 2009, in accordance with new accounting guidance, the Company recognized a cumulative effect adjustment increasing the opening balance of retained earnings effectively reversing $43.3 million of impairments recognized in 2008.

The following table presents maturity information for the Company's investments in debt securities as of December 31, 2010 (in millions):

Fair Value
Due within one year	$39.7
Due after one year through five years	23.8
Due after five years through 10 years	29.4
Due after 10 years	311.7

Total debt securities	$404.6

The Company also maintained investments in non-marketable securities, held for strategic purposes (collectively referred to as "cost method investments") which are carried at cost and included in "Other long-term assets" in the Company's Consolidated Balance Sheets. These investments are evaluated for impairment upon an indicator of impairment such as events or changes in circumstances that may have a significant adverse effect on the fair value of the investment. As of December 31, 2010 there were no indicators of impairment. Where there are no indicators of impairment present, the Company estimates the fair value for the cost method investments only if it is practicable to do so. As of December 31, 2010, it was deemed impracticable to estimate the fair value on  $19.1 million of cost method assets due to the lack of sufficient data upon which to develop a valuation model and the costs of obtaining an independent valuation in relation to the size of the investments. Realized pretax gains and losses associated with these investments are recognized in the "Other income (expense)" line item of the Consolidated Statements of Operations described in Note 9.

Derivative Financial Instruments	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Derivative Financial Instruments
Derivative Financial Instruments

Note 11: Derivative Financial Instruments

Risk Management Objectives and Strategies

The Company is exposed to various financial and market risks, including those related to changes in interest rates and foreign currency exchange rates that exist as part of its ongoing business operations. The Company utilizes certain derivative financial instruments to enhance its ability to manage these risks.

As of June 30, 2011, the Company uses derivative instruments (i) to mitigate cash flow risks with respect to changes in interest rates (forecasted interest payments on variable rate debt), (ii) to preserve the ratio of fixed rate and floating rate debt that the Company held prior to the debt modifications and amendments discussed in Note 4 and (iii) to protect the initial net investment in certain foreign subsidiaries and/or affiliates with respect to changes in foreign currency exchange rates.

Derivative instruments are entered into for periods consistent with related underlying exposures and do not constitute positions independent of those exposures. The Company applies strict policies to manage each of these risks, including prohibition against derivatives trading, derivatives market-making or any other speculative activities. Although certain derivatives do not qualify for hedge accounting, they are maintained for economic hedge purposes and are not considered speculative.

The Company's policy is to manage its cash flow and net investment exposures related to adverse changes in interest rates and foreign currency exchange rates. The Company's objective is to engage in risk management strategies that provide adequate downside protection.

Accounting for Derivative Instruments and Hedging Activities

The Company recognizes all derivatives in the "Other long-term assets", "Other current liabilities" and "Other long-term liabilities" captions in the Consolidated Balance Sheets at their fair values. The Company has designated certain of its interest rate swaps as cash flow hedges of forecasted interest rate payments related to its variable rate debt and a cross-currency swap as a foreign currency hedge of its net investment in a foreign subsidiary. Other interest rate swaps and cross-currency swaps on various foreign currencies no longer qualify or have not been designated as accounting hedges and do not receive hedge accounting treatment.

With respect to derivative instruments that are afforded hedge accounting, the effective portion of changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge is recorded in OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Changes in the fair value of a net investment hedge that qualifies for hedge accounting are recorded as part of the cumulative translation adjustment in OCI. Any ineffectiveness associated with the aforementioned cash flow hedges, as well as any change in the fair value of a derivative that is not designated as a hedge, is recorded immediately in "Other income (expense)" in the Consolidated Statements of Operations.

The Company formally documents all relationships between hedging instruments and the underlying hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as cash flow hedges to forecasted transactions and net investment hedges to the underlying investment in a foreign subsidiary or affiliate. The Company formally assesses, both at inception of the hedge and on an ongoing basis, whether the hedge is highly effective in offsetting changes in cash flows or foreign currency exposure of the underlying hedged items. The Company also performs an assessment of the probability of the forecasted transactions on a periodic basis. If it is determined that a derivative ceases to be highly effective during the term of the hedge or if the forecasted transaction is no longer probable, the Company will discontinue hedge accounting prospectively for such derivative.

Credit Risk

The Company monitors the financial stability of its derivative counterparties and all counterparties remain highly-rated (in the "A" category or higher). The credit risk inherent in these agreements represents the possibility that a loss may occur from the nonperformance of a counterparty to the agreements. The Company performs a review at inception of the hedge, as circumstances warrant, and at least on a quarterly basis of the credit risk of these counterparties. The Company also monitors the concentration of its contracts with individual counterparties. The Company's exposures are in liquid currencies (primarily in U.S. dollars, euros and Australian dollars), so there is minimal risk that appropriate derivatives to maintain the hedging program would not be available in the future.

Derivatives Not Qualifying For Hedge Accounting

As of June 30, 2011, the Company had certain derivative instruments that functioned as economic hedges but no longer qualified or were not designated to qualify for hedge accounting. Such instruments included cross-currency swaps to mitigate foreign currency exposure on intercompany loans and interest rate swaps to mitigate the exposure on interest payments on variable rate debt to fluctuations in interest rates. Additionally, during 2011, the Company entered into a fixed to floating interest rate swap in order to preserve the ratio of fixed rate and floating rate debt that it held prior to the debt modification and amendments discussed in Note 4. The swap has a notional value of  $750.0 million and expires on June 15, 2019.

During the first quarter of 2011, the Company held a foreign exchange rate collar with a notional value of  $1.9 million that expired on March 31, 2011.

As of June 30, 2011, the Company held cross-currency swaps not qualifying for hedge accounting with a notional value of 91.1 million euro (approximately  $130.2 million). The notional value of the interest rate swaps that do not qualify for hedge accounting was  $2.3 billion.

The periodic change in the fair value of the derivative instruments not designated as accounting hedges is recorded immediately in the "Other income (expense)" line of the Consolidated Statements of Operations. For information on the location and amounts of derivative fair values in the Consolidated Balance Sheets and derivative gains and losses in the Consolidated Statements of Operations, see the tabular information presented below.

Derivatives That Qualify for Hedge Accounting

Hedge of a net investment in a foreign operation. As of June 30, 2011, the Company held a cross-currency swap that was designated as a hedge of a net investment in a foreign operation with an aggregate notional amount of 115.0 million Australian dollars (approximately  $120.1 million).

Cash flow hedges. As of June 30, 2011, the Company held interest rate swaps which were designated as cash flow hedges of the variability in the interest payments on  $3.5 billion of the approximate  $11.3 billion of variable rate senior secured term loan. Although these hedges remain highly effective on an ongoing basis in offsetting the variability in the interest payments, any ineffectiveness is recognized immediately in the Consolidated Statements of Operations.

At June 30, 2011, the maximum length of time over which the Company is hedging its exposure is approximately 1.2 years. The Company follows the hypothetical derivative method to measure hedge ineffectiveness which resulted mostly from the hedges being off-market at the time of designation. Ineffectiveness associated with these hedges is recognized immediately in the Consolidated Statements of Operations. The amount of losses in OCI related to the hedged transactions as of June 30, 2011 that is expected to be reclassified into the Consolidated Statements of Operations within the next 12 months is approximately  $75.9 million.

For information on the location and amounts of derivative fair values in the Consolidated Balance Sheets and derivative gains and losses in the Consolidated Statements of Operations, see the tabular information presented below.

Fair Value of Derivative Instruments

Fair Value of Derivative Instruments in the Consolidated Balance Sheets

	As of June 30, 2011
(in millions)	Assets(a)	Liabilities(b)
Derivatives designated as hedging instruments
Interest rate contracts	$—	$(192.6)
Foreign exchange contracts	—	(29.2)

Total derivatives designated as hedging instruments	$—	$(221.8)

Derivatives not designated as hedging instruments
Interest rate contracts	$15.2	$(80.3)
Foreign exchange contracts	0.5	(3.0)

Total derivatives not designated as hedging instruments	15.7	(83.3)

Total derivatives	$15.7	$(305.1)

	As of December 31, 2010
(in millions)	Assets(a)	Liabilities(b)
Derivatives designated as hedging instruments
Interest rate contracts	$—	$(252.2)
Foreign exchange contracts	—	(21.3)

Total derivatives designated as hedging instruments	$—	$(273.5)

Derivatives not designated as hedging instruments
Interest rate contracts	$—	$(105.0)
Foreign exchange contracts	7.7	(0.9)

Total derivatives not designated as hedging instruments	7.7	(105.9)

Total derivatives	$7.7	$(379.4)

(a)	Derivative assets are included in the "Other long-term assets" line of the Consolidated Balance Sheets.
(b)	Derivative liabilities are included in the "Other current liabilities" and "Other long-term liabilities" lines of the Consolidated Balance Sheets.

The Effect of Derivative Instruments on the Consolidated Statements of Operations

	Three months ended June 30,
	2011		2010
(in millions, pretax)	Interest Rate Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Foreign Exchange Contracts
Derivatives in cash flow hedging relationships:
Amount of gain or (loss) recognized in OCI (effective portion)	$12.8	—	$(12.3)	—
Amount of gain or (loss) reclassified from accumulated OCI into income(a)	$(19.0)	—	$(44.1)	—
Amount of gain or (loss) recognized in income (ineffective portion)(b)	$(0.6)	—	$(1.3)	—

Derivatives in net investment hedging relationships:
Amount of gain or (loss) recognized in OCI (effective portion)	—	$(4.9)	—	$4.1
Amount of gain or (loss) recognized in income (ineffective portion)(b)	—	—	—	$3.3
Derivatives not designated as hedging instruments
Amount of gain or (loss) recognized in income(b)	$10.0	$(3.2)	$(16.0)	$11.9

(a)	Gain (loss) is recognized in the "Interest expense" line of the Consolidated Statements of Operations.
(b)	Gain (loss) is recognized in the "Other income (expense)" line of the Consolidated Statements of Operations.

	Six months ended June 30,
	2011		2010
(in millions, pretax)	Interest Rate Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Foreign Exchange Contracts
Derivatives in cash flow hedging relationships:
Amount of gain or (loss) recognized in OCI (effective portion)	$32.3	—	$(36.2)	—
Amount of gain or (loss) reclassified from accumulated OCI into income(a)	$(38.0)	—	$(83.6)	—
Amount of gain or (loss) recognized in income (ineffective portion)(b)	$(1.7)	—	$(3.5)	—

Derivatives in net investment hedging relationships:
Amount of gain or (loss) recognized in OCI (effective portion)	—	$(9.8)	—	$4.1
Amount of gain or (loss) recognized in income (ineffective portion)(b)	—	—	—	$0.5
Derivatives not designated as hedging instruments
Amount of gain or (loss) recognized in income(b)	$6.1	$(9.5)	$(42.8)	$19.0

(a)	Gain (loss) is recognized in the "Interest expense" line of the Consolidated Statements of Operations.
(b)	Gain (loss) is recognized in the "Other income (expense)" line of the Consolidated Statements of Operations.

Accumulated Derivatives Gains and Losses

The following table summarizes activity in other comprehensive income for the six months ended June 30, 2011 related to derivative instruments classified as cash flow hedges and a net investment hedge held by the Company:

(in millions, after tax)	Six months ended June 30, 2011
Accumulated loss included in other comprehensive income (loss) at beginning of the period	$(181.3)
Less: Reclassifications into earnings from other comprehensive income (loss)	23.8

(157.5)
Net gain in fair value of derivatives (a)	16.8

Accumulated loss included in other comprehensive income (loss) at end of the period	$(140.7)

(a)	Gains and losses are included in "Unrealized gains on hedging activities" and in "Foreign currency translation adjustment" on the Consolidated Statements of Equity.

Note 6: Derivative Financial Instruments

Risk Management Objectives and Strategies

The Company is exposed to various financial and market risks, including those related to changes in interest rates and foreign currency exchange rates, that exist as part of its ongoing business operations. The Company utilizes certain derivative financial instruments to enhance its ability to manage these risks.

As of December 31, 2010, the Company uses derivative instruments to mitigate (i) cash flow risks with respect to changes in interest rates (forecasted interest payments on variable rate debt), (ii) to protect the initial net investment in certain foreign subsidiaries and/or affiliates with respect to changes in foreign currency exchange rates and (iii) to protect the Company from foreign currency exposure related to an outsourcing contract with a foreign vendor.

Derivative instruments are entered into for periods consistent with related underlying exposures and do not constitute positions independent of those exposures. The Company applies strict policies to manage each of these risks, including prohibition against derivatives trading, derivatives market-making or any other speculative activities. Although certain derivatives do not qualify for hedge accounting, they are maintained for economic hedge purposes and are not considered speculative.

The Company's policy is to minimize its cash flow and net investment exposures related to adverse changes in interest rates and foreign currency exchange rates. The Company's objective is to engage in risk management strategies that provide adequate downside protection.

Accounting for Derivative Instruments and Hedging Activities

The Company recognizes all derivatives in the "Other long-term assets", "Other current liabilities" and "Other long-term liabilities" captions in the Consolidated Balance Sheets at their fair values. The Company has designated certain of its interest rate swaps as cash flow hedges of forecasted interest rate payments related to its variable rate debt and a cross currency swap as a foreign currency hedge of its net investment in a foreign subsidiary. Other interest rate swaps, cross currency swaps and forward contracts on various foreign currencies no longer qualify or have not been designated as accounting hedges and do not receive hedge accounting treatment.

With respect to derivative instruments that are afforded hedge accounting, the effective portion of changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge is recorded in OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Changes in the fair value of a net investment hedge that qualifies for hedge accounting are recorded as part of the cumulative translation adjustment in OCI. Any ineffectiveness associated with the aforementioned cash flow hedges is recorded immediately in the Consolidated Statements of Operations.

The Company formally documents all relationships between hedging instruments and the underlying hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as cash flow hedges to forecasted transactions and net investment hedges to the underlying investment in a foreign subsidiary or affiliate. The Company formally assesses, both at inception of the hedge and on an ongoing basis, whether the hedge is highly effective in offsetting changes in cash flows or foreign currency exposure of the underlying hedged items. The Company also performs an assessment of the probability of the forecasted transactions on a periodic basis. If it is determined that a derivative ceases to be highly effective during the term of the hedge or if the forecasted transaction is no longer probable, the Company will discontinue hedge accounting prospectively for such derivative.

Credit Risk

The Company monitors the financial stability of its derivative counterparties and all counterparties remain highly-rated (in the "A" category or higher). The credit risk inherent in these agreements represents the possibility that a loss may occur from the nonperformance of a counterparty to the agreements. The Company performs a review at inception of the hedge, as circumstances warrant, and at least on a quarterly basis of the credit risk of these counterparties. The Company also monitors the concentration of its contracts with individual counterparties. The Company's exposures are in liquid currencies (primarily in U.S. dollars, euros and Australian dollars), so there is minimal risk that appropriate derivatives to maintain the hedging program would not be available in the future.

Derivatives Not Qualifying For Hedge Accounting

As of December 31, 2010, the Company had certain derivative instruments that functioned as economic hedges but no longer qualify or were not designated to qualify for hedge accounting. Such instruments included a cross-currency swap to hedge foreign currency exposure from an intercompany loan, a foreign exchange rate collar to hedge foreign currency exposure related to an outsourcing contract with a foreign vendor, and interest rate swaps to hedge the interest payments on variable rate debt from fluctuations in interest rates.

During the first quarter of 2009, one of the cash flow hedges of interest payments on the Company's variable rate debt previously designated to qualify for hedge accounting ceased to be highly effective. As such, the Company did not apply hedge accounting to the discontinued hedge during the first quarter of 2009 and discontinued prospective hedge accounting for the affected derivatives with a notional balance of  $1.5 billion. During the second quarter of 2009, the Company made an election with respect to the duration of the variable LIBOR interest rate payments it was hedging which was inconsistent with the original hedge strategy documented in the accounting designation. Accordingly, the Company had to de-designate the affected interest rate swaps, with  $2.0 billion notional amount, from receiving hedge accounting. The Company was able to re-designate prospectively an interest rate swap with a notional amount of  $500 million to continue to receive hedge accounting treatment; however, the other interest rate swaps with  $1.5 billion notional amount no longer met the criteria to qualify for hedge accounting primarily due to the significant "off-market" value of the swaps and will not be receiving hedge accounting treatment prospectively.

During the second quarter of 2010, two interest rate swaps with a total notional balance of  $1.0 billion and one basis rate swap with a notional balance of  $1.0 billion ceased to be highly effective. As such, the Company did not apply hedge accounting to the discontinued hedges during the second quarter of 2010 and discontinued prospective hedge accounting for the affected derivatives. The amount carried in OCI as of the date of de-designation has been reclassified into earnings in the same period during which the forecasted transaction affected earnings. The amount reclassified in the second quarter and third quarter of 2010 from OCI to the "Other income (expense)" line of the Consolidated Statements of Operations was  $4.6 million and  $4.6 million, respectively, through the expiration date of the swaps in September 2010.

While the derivatives noted above no longer qualified for hedge accounting, they continued to be effective economically in eliminating the variability in interest rate payments on the corresponding portion of the Company's variable rate debt.

During the third quarter of 2010, five interest rate swaps with a total notional balance of  $2.5 billion and one basis rate swap with a notional balance of  $1.0 billion expired.

As of December 31, 2010, the notional amount of the foreign exchange rate collar was approximately 83.8 million Philippine pesos ( $1.9 million). The notional amount of the cross-currency swaps was 91.1 million euro (approximately  $119.5 million). The notional amount of the interest rate swaps that no longer qualify for hedge accounting was  $1.5 billion.

The periodic change in the mark-to-market of the derivative instruments not designated as accounting hedges is recorded immediately in the Consolidated Statements of Operations. For information on the location and amounts of derivative fair values in the Consolidated Balance Sheets and derivative gains and losses in the Consolidated Statements of Operations, see the tabular information presented below.

Derivatives That Qualify For Hedge Accounting

Hedge of a net investment in a foreign operation. As of December 31, 2010, the Company had a cross currency swap that was designated as a hedge of a net investment in a foreign operation with an aggregate notional amount of 115.0 million Australian dollars (approximately  $115.5 million).

For information on the location and amounts of derivative fair values in the Consolidated Balance Sheets and derivative gains and losses in the Consolidated Statements of Operations, see the tabular information presented below.

Cash flow hedges. As of December 31, 2010, the Company had interest rate swaps which were designated as cash flow hedges of the variability in the interest payments on  $3.5 billion of the approximate  $12.0 billion variable rate senior secured term loan. The Company also had two basis rate swaps, which expired during the third quarter of 2010, that modified the variable rates on  $3.0 billion of the  $3.5 billion interest rate swaps and that lowered the fixed interest rates on those interest rate swaps. The basis swaps paid interest at rates equal to three-month-LIBOR and received interest at rates equal to one-month-LIBOR plus a fixed spread.

At December 31, 2010, the maximum length of time over which the Company is hedging its exposure is approximately 2 years. The Company follows the hypothetical derivative method to measure hedge ineffectiveness which resulted mostly from the hedges being off-market at the time of designation. Ineffectiveness associated with these hedges is recognized immediately in the Consolidated Statements of Operations. The amount of losses in OCI related to the hedged transactions as of December 31, 2010 that is expected to be reclassified into the Consolidated Statements of Operations within the next 12 months is approximately  $75.9 million.

For information on the location and amounts of derivative fair values in the Consolidated Balance Sheets and derivative gains and losses in the Consolidated Balance Sheets or in the Consolidated Statements of Operations, see the tabular information presented below.

Fair Value of Derivative Instruments

Fair Value of Derivative Instruments in the Consolidated Balance Sheets

	As of December 31, 2010
(in millions)	Assets(a)	Liabilities(b)
Derivatives designated as hedging instruments
Interest rate contracts	—	$(252.2)
Foreign exchange contracts	—	(21.3)

Total derivatives designated as hedging instruments	—	(273.5)

Derivatives not designated as hedging instruments
Interest rate contracts	—	(105.0)
Foreign exchange contracts	$7.7	(0.9)

Total derivatives not designated as hedging instruments	7.7	(105.9)

Total derivatives	$7.7	$(379.4)

	As of December 31, 2009
(in millions)	Assets(a)	Liabilities(b)
Derivatives designated as hedging instruments
Interest rate contracts	—	$(304.4)
Foreign exchange contracts	—	(10.0)

Total derivatives designated as hedging instruments	—	(314.4)

Derivatives not designated as hedging instruments
Interest rate contracts	—	(153.5)
Foreign exchange contracts	$1.2	(3.6)

Total derivatives not designated as hedging instruments	1.2	(157.1)

Total derivatives	$1.2	$(471.5)

(a)	Derivative assets are included in the "Other long-term assets" line of the Consolidated Balance Sheets.
(b)	Derivative liabilities are included in the "Other current liabilities" and "Other long-term liabilities" lines of the Consolidated Balance Sheets.

The Effect of Derivative Instruments on the Consolidated Statements of Operations

	Year ended December 31,
	2010		2009		2008
(in millions, pretax)	Interest Rate Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Foreign Exchange Contracts
Derivatives in cash flow hedging relationships:
Amount of gain or (loss) recognized in OCI (effective portion)	$(26.2)	—	$41.1	—	$(433.1)	—
Amount of gain or (loss) reclassified from accumulated OCI into income(a)	$(145.7)	—	$(131.4)	—	$(45.8)	—
Amount of gain or (loss) recognized in income (ineffective portion)(b)	$(6.3)	—	$(11.3)	—	$(16.0)	—

Derivatives in net investment hedging relationships:
Amount of gain or (loss) recognized in OCI (effective portion)	—	$(14.8)	—	$(21.9)	—	$17.3
Amount of gain or (loss) recognized in income (ineffective portion)(b)	—	$0.5	—	$1.1	—	$(1.7)
Derivatives not designated as hedging instruments
Amount of gain or (loss) recognized in income(b)	$(61.6)	$9.1	$(53.0)	$(4.2)	—	$4.8

(a)	Gain (loss) is recognized in the "Interest expense" line of the Consolidated Statements of Operations.
(b)	Gain (loss) is recognized in the "Other income (expense)" line of the Statements of Operations.

Accumulated Derivative Gains and Losses

The following table summarizes activity in other comprehensive income for the years ended December 31, 2010 and 2009 related to derivative instruments classified as cash flow hedges and net investment hedges held by the Company (in millions, after tax):

	Year ended December 31,
	2010	2009
Accumulated loss included in other comprehensive income (loss) at beginning of the period	$(242.3)	$(339.6)
Less: Reclassifications into earnings from other comprehensive income (loss)	91.3	82.4

	(151.0)	(257.2)
Net gains and (losses) in fair value of derivatives(a)	(30.3)	14.9

Accumulated loss included in other comprehensive income (loss) at end of the period	$(181.3)	$(242.3)

(a)	Gains and (losses) are included in unrealized (losses) gains on hedging activities and in foreign currency translation adjustment on the Consolidated Statements of Equity.

Redeemable Noncontrolling Interest	6 Months Ended
Jun. 30, 2011
Redeemable Noncontrolling Interest
Redeemable Noncontrolling Interest

Note 6: Redeemable Noncontrolling Interest

The following table presents a summary of the redeemable noncontrolling interest activity:

	Six months ended June 30,
(in millions)	2011	2010
Balance as of January 1	$28.1	$226.9
Distributions	(16.9)	(11.9)
Share of income	15.3	18.3
Purchase of noncontrolling interests	—	(213.3)
Adjustment to redemption value of redeemable noncontrolling interest	18.9	7.0
Other	—	0.1

Balance as of June 30	$45.4	$27.1

Fair Value Measurement	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Fair Value Measurement
Fair Value Measurement

Note 12: Fair Value Measurement

Fair Value of Financial Instruments

Carrying amounts for certain of the Company's financial instruments (cash and cash equivalents and short-term borrowings) approximate fair value due to their short maturities. Accordingly, these instruments are not presented in the following table. The following table provides the estimated fair values of the remaining financial instruments:

As of June 30, 2011 (in millions)	Carrying Value	Fair Value(a)
Financial instruments:
Settlement assets:
Short-term investment securities	$84.5	$84.5
Long-term investment securities	$240.0	$240.0
Other long-term assets:
Long-term investment securities	$0.5	$0.5
Cost method investments	$24.0	$24.0
Derivative financial instruments	$15.7	$15.7
Other current liabilities:
Derivative financial instruments	$4.5	$4.5
Long-term borrowings:
Long-term borrowings	$22,584.3	$22,007.4
Other long-term liabilities:
Derivative financial instruments	$300.6	$300.6

(a)	Represents cost for cost method investments. Refer to Note 10 of these Consolidated Financial Statements for a more detailed discussion of cost method investments.

The estimated fair values of investment securities and derivative financial instruments are described below. Refer to Notes 10 and 11 of these Consolidated Financial Statements for additional information regarding the Company's investment securities and derivative financial instruments, respectively.

The estimated fair market value of FDC's long-term borrowings was primarily based on market trading prices. For additional information regarding the Company's borrowings, refer to Note 4 of these Consolidated Financial Statements as well as to Note 8 of the Company's Consolidated Financial Statements in Item 8 of the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

Concentration of Credit Risk

The Company's investment securities are diversified across multiple issuers within its investment portfolio (investment securities plus cash and cash equivalents). In addition to investment securities, the Company maintains other financial instruments with various financial institutions. The Company's largest single issuer represents approximately 11% of the total carrying value of the investment portfolio and the Company limits its derivative financial instruments credit risk by maintaining contracts with counterparties having a credit rating of "A" or higher. The Company periodically reviews the credit standings of these institutions.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

Financial instruments carried and measured at fair value on a recurring basis are classified in the table below according to the fair value hierarchy:

	Fair Value Measurement Using
As of June 30, 2011 (in millions)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets:
Settlement assets:
Student loan auction rate securities	$—	$—	$218.3	$218.3
Corporate bonds	—	62.5	—	62.5
State and municipal obligations	—	42.6	—	42.6
Preferred stock	1.1	—	—	1.1

Total settlement assets	1.1	105.1	218.3	324.5
Other long-term assets:
Available-for-sale securities	—	0.5	—	0.5
Foreign currency derivative contracts	—	0.5	—	0.5
Interest rate swap contracts	—	15.2	—	15.2

Total other long-term assets	—	16.2	—	16.2

Total assets at fair value	$1.1	$121.3	$218.3	$340.7

Liabilities:
Other current liabilities:
Interest rate swap contracts	$—	$4.5	$—	$4.5
Other long-term liabilities:
Interest rate swap contracts	—	268.4	—	268.4
Foreign currency derivative contracts	—	32.2	—	32.2

Total liabilities at fair value	$—	$305.1	$—	$305.1

	Fair Value Measurement Using
As of December 31, 2010 (in millions)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets:
Settlement assets:
Student loan auction rate securities	$—	$—	$341.1	$341.1
Corporate bonds	—	63.0	—	63.0
Preferred stock	0.2	—	—	0.2

Total settlement assets	0.2	63.0	341.1	404.3

Other long-term assets:
Available-for-sale securities	—	0.5	—	0.5
Foreign currency derivative contracts	—	7.7	—	7.7

Total other long-term assets	—	8.2	—	8.2

Total assets at fair value	$0.2	$71.2	$341.1	$412.5

Liabilities:
Other current liabilities:
Interest rate swap contracts	$—	$4.4	$—	$4.4
Other long-term liabilities:
Interest rate swap contracts	—	352.8	—	352.8
Foreign currency derivative contracts	—	22.2	—	22.2

Total liabilities at fair value	$—	$379.4	$—	$379.4

Settlement assets - Student loan auction rate securities. Due to the lack of observable market activity for the SLARS held by the Company as of June 30, 2011, the Company, with the assistance of a third-party valuation firm upon which the Company in part relied, made certain assumptions, primarily relating to estimating both the weighted-average life for the securities held by the Company and the impact on the fair value of the current inability to redeem the securities at par value. All key assumptions and valuations were determined by and are the responsibility of management. The securities were valued using an income approach based on a probability-weighted discounted cash flow analysis. The Company considered each security's key terms including date of issuance, date of maturity, auction intervals, scheduled auction dates, maximum auction rates, as well as underlying collateral, ratings, and guarantees or insurance. The impact of the Company's judgment in the valuation was significant and, accordingly, the resulting fair value was classified as Level 3 within the fair value hierarchy. A 50 basis point change in liquidity risk premium, as well as slight changes in other factors, would impact the value of the SLARS by approximately  $5 million. For additional information regarding sales, settlements and impairments of the SLARS, refer to Note 10 of these Consolidated Financial Statements.

(in millions)	Fair Value Measurement Using Significant Unobservable Inputs (Level 3) Student loan auction rate securities
Beginning balance as of January 1, 2011	$341.1
Total gains or losses (realized or unrealized):
Included in other comprehensive income	0.1
Included in product sales and other	(1.9)
Sales	(116.3)
Settlements	(4.7)
Transfers in (out) of Level 3	—

Ending balance as of June 30, 2011	$218.3

Settlement assets - Other available-for-sale securities. Prices for the corporate bonds and state and municipal obligations are not quoted on active exchanges but are priced through an independent third-party pricing service based on quotations from market-makers in the specific instruments or, where appropriate, from other market inputs. The bonds were valued under a market approach using observable inputs including reported trades, benchmark yields, broker/dealer quotes, issuer spreads and other standard inputs. The municipal paper was valued under a market approach using observable inputs including maturity date, issue date, credit rating, current commercial paper rate and settlement date.

The Company's experience with these types of investments and the expectations of the current investments held is that they will be satisfied at the current carrying amount. These securities were classified as Level 2.

Derivative financial instruments. The Company uses derivative instruments to mitigate certain risks. The Company's derivatives are not exchange listed and therefore the fair value is estimated under an income approach using Bloomberg analytics models that are based on readily observable market inputs. These models reflect the contractual terms of the derivatives, such as notional value and expiration date, as well as market-based observables including interest and foreign currency exchange rates, yield curves and the credit quality of the counterparties. The models also incorporate the Company's creditworthiness in order to appropriately reflect non-performance risk. Inputs to the derivative pricing models are generally observable and do not contain a high level of subjectivity and, accordingly, the Company's derivatives were classified within Level 2 of the fair value hierarchy. While the Company believes its estimates result in a reasonable reflection of the fair value of these instruments, the estimated values may not be representative of actual values that could have been realized or that will be realized in the near future. Refer to Note 11 of these Consolidated Financial Statements for additional information regarding the Company's derivative financial instruments.

Assets and Liabilities Measured at Fair Value on a Non-Recurring Basis

During the six months ended June 30, 2011, the Company did not have any assets measured at fair value on a non-recurring basis.

Note 7: Fair Value Measurement

Fair value of financial instruments

Carrying amounts for certain of FDC's financial instruments (cash and cash equivalents and short-term borrowings) approximate fair value due to their short maturities. Accordingly, these instruments are not presented in the following table. The following table provides the estimated fair values of the remaining financial instruments (in millions):

	2010
As of December 31,	Carrying Value	Fair Value(a)
Financial instruments:
Settlement assets:
Short-term investment securities	$39.2	$39.2
Long-term investment securities	$365.1	$365.1
Other long-term assets:
Long-term investment securities	$0.5	$0.5
Cost method investments	$24.5	$24.5
Derivative financial instruments	$7.7	$7.7
Other current liabilities:
Derivative financial instruments	$4.4	$4.4
Long-term borrowings:
Long-term borrowings	$22,438.8	$20,914.6
Other long-term liabilities:
Derivative financial instruments	$375.0	$375.0

(a)	Represents cost for cost method investments. Refer to Note 5 of these Consolidated Financial Statements for a more detailed discussion of cost method investments.

The estimated fair values of investment securities and derivative financial instruments are described below. Refer to Notes 5 and 6 for additional information regarding the Company's investment securities and derivative financial instruments, respectively.

The estimated fair market value of long-term borrowings was primarily based on market trading prices. For additional information regarding the Company's borrowings, refer to Note 8 of these Consolidated Financial Statements.

Concentration of credit risk

The Company's investment securities are diversified across multiple issuers within its investment portfolio (investment securities plus cash and cash equivalents). In addition to investment securities, the Company maintains other financial instruments with various financial institutions. The Company has no single issuer representing more than 18% of the total carrying value of the investment portfolio and limits its derivative financial instruments credit risk by maintaining contracts with counterparties rating "A" or higher. The Company periodically reviews the credit standings of these institutions.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

Fair value is defined by accounting guidance as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company uses the hierarchy prescribed in the accounting guidance for fair value measurements, based upon the available inputs to the valuation and the degree to which they are observable or not observable in the market. The three levels in the hierarchy are as follows:

•	Level 1 Inputs—Quoted prices (unadjusted) for identical assets or liabilities in active markets that are accessible as of the measurement date.

•

Level 2 Inputs—Inputs other than quoted prices within Level 1 that are observable either directly or indirectly, including but not limited to quoted prices in markets that are not active, quoted prices in active markets for similar assets or liabilities and observable inputs other than quoted prices such as interest rates or yield curves.

•

Level 3 Inputs—Unobservable inputs reflecting the Company's own assumptions about the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

The Company maximizes the use of relevant observable inputs and minimizes the use of unobservable inputs.

Financial instruments carried and measured at fair value on a recurring basis are classified in the table below according to the fair value hierarchy described above (in millions):

	Fair Value Measurement Using
As of December 31, 2010	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets:
Settlement assets:
Student loan auction rate securities	$—	$—	$341.1	$341.1
Other available-for-sale securities:
Corporate bonds	—	63.0	—	63.0
Preferred stock	0.2	—	—	0.2

Total other available-for-sale securities	0.2	63.0	341.1	404.3

Other long-term assets:
Available-for-sale securities	—	0.5	—	0.5
Foreign currency derivative contracts	—	7.7	—	7.7

Total other long-term assets	—	8.2	—	8.2

Total assets at fair value	$0.2	$71.2	$341.1	$412.5

Liabilities:
Other current liabilities:
Interest rate swap contracts	$—	$4.4	$—	$4.4
Other long-term liabilities:
Interest rate swap contracts	—	352.8	—	352.8
Foreign currency derivative contracts	—	22.2	—	22.2

Total liabilities at fair value	$—	$379.4	$—	$379.4

Settlement assets - student loan auction rate securities. Due to the lack of observable market activity for the SLARS held by the Company, the Company, with the assistance of a third-party valuation firm upon which the Company in part relied, made certain assumptions, primarily relating to estimating both the weighted-average life for the securities held by the Company and the impact on the fair value of the current inability to redeem the securities at par value. All key assumptions and valuations were determined by and are the responsibility of management. The securities were valued using an income approach based on a probability-weighted discounted cash flow analysis. The Company considered each security's key terms including date of issuance, date of maturity, auction intervals, scheduled auction dates, maximum auction rates, as well as underlying collateral, ratings, and guarantees or insurance. The impact of the Company's judgment in the valuation was significant and, accordingly, the resulting fair value was classified as Level 3 within the fair value hierarchy. A 50 basis point change in liquidity risk premium, as well as slight changes in other factors, would impact the value of the SLARS by approximately  $7 million. For additional information regarding the sale, settlements and impairments of the SLARS, refer to Note 5 of these Consolidated Financial Statements.

(in millions)	Fair Value Measurement Using Significant Unobservable Inputs (Level 3) Student loan auction rate securities
Beginning balance as of January 1, 2010	$449.7
Total gains or losses (realized or unrealized):
Included in other comprehensive income	44.7
Included in product sales and other	(31.5)
Sales	(23.5)
Settlements	(98.3)
Transfers in (out) of Level 3	—

Ending balance as of December 31, 2010	$341.1

Settlement assets - other available-for-sale securities. Prices for the corporate bonds are not quoted on active exchanges but are priced through an independent third-party pricing service based on quotations from market-makers in the specific instruments or, where appropriate, from other market inputs. Corporate bonds were valued under a market approach using observable inputs including reported trades, benchmark yields, broker/dealer quotes, issuer spreads and other standard inputs.

The Company's experience with these types of investments and expectations of the current investments held is that they will be satisfied at the current carrying amount. These securities were classified as Level 2.

Derivative financial instruments. The Company uses derivative instruments to mitigate certain risks. The Company's derivatives are not exchange listed and therefore the fair value is estimated under an income approach using Bloomberg analytics models that are based on readily observable market inputs. These models reflect the contractual terms of the derivatives, such as notional value and expiration date, as well as market-based observables including interest and foreign currency exchange rates, yield curves and the credit quality of the counterparties. The models also incorporate the Company's creditworthiness in order to appropriately reflect non-performance risk. Inputs to the derivative pricing models are generally observable and do not contain a high level of subjectivity and, accordingly, the Company's derivatives were classified within Level 2 of the fair value hierarchy. While the Company believes its estimates result in a reasonable reflection of the fair value of these instruments, the estimated values may not be representative of actual values that could have been realized or that will be realized in the near future. Refer to Note 6 of these Consolidated Financial Statements for additional information regarding the Company's derivative financial instruments.

Assets and Liabilities Measured at Fair Value on a Non-Recurring Basis

During the year ended December 31, 2010, the Company recorded impairments totaling  $11.5 million on assets with a total carrying value of  $11.7 million, as a result of changes in management's expectations with respect to projected cash flows, ongoing negative cash flows for certain assets or asset groups or due to the discontinued use of certain assets. The impairments related to property and equipment, customer relationships, software, other intangibles, and other long-term assets.

The fair values of the impaired assets were estimated primarily using an income approach, based on management's current cash flow projections and using assumptions that management believes are consistent with market participant assumptions. The inputs to the valuations are largely unobservable, and the measurements are accordingly classified as Level 3. The majority of these assets were deemed fully impaired. All key assumptions and valuations were determined by and are the responsibility of management. The specific impairments are described in Note 2 of these Consolidated Financial Statements.

Borrowings	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Borrowings
Borrowings

Note 4: Borrowings

Senior Secured Revolving Credit Facility

An affiliate of Lehman Brothers Holdings Inc. provided a commitment in the amount of  $230.6 million of the Company's revolving credit facility. After filing for bankruptcy in September 2008, the affiliate did not participate in requests for funding under the Credit Agreement. In June 2011, the commitment was terminated. In addition, as discussed below, the aggregate revolving credit commitments were reduced by  $254.1 million in April 2011.

As of June 30, 2011, FDC's senior secured revolving credit facility had commitments from financial institutions to provide  $1,515.3 million of credit. Up to  $500 million of the senior secured revolving credit facility is available for letters of credit, of which  $44.9 million and  $51.9 million were issued as of June 30, 2011 and December 31, 2010, respectively. FDC had no borrowings outstanding against this facility as of June 30, 2011 or as of December 31, 2010 other than the letters of credit discussed above. At June 30, 2011,  $1,470.4 million remained available under this facility after considering the outstanding letters of credit. The maximum amounts outstanding against this facility during both the three and six months ended June 30, 2011 were approximately  $43 million.

Other Short-Term Borrowings

As of June 30, 2011 and December 31, 2010, FDC had approximately  $367 million and  $428 million available, respectively, under short-term lines of credit and other arrangements with foreign banks and alliance partners primarily to fund settlement activity. These arrangements are primarily associated with international operations and are in various functional currencies, the most significant of which are the Australian dollar, the Polish zloty and the euro. Certain of these arrangements are uncommitted but FDC had  $74.2 million and  $150.6 million of borrowings outstanding against them as of June 30, 2011 and December 31, 2010, respectively. The total amounts outstanding against short-term lines of credit and other arrangements were  $77.1 million and  $180.3 million as of June 30, 2011 and December 31, 2010, respectively.

Senior Secured Term Loan Facility

The original terms of FDC's senior secured term loan facility required the Company to pay equal quarterly installments in aggregate annual amounts equal to 1% of the original principal amount. However, in conjunction with a debt modification in August 2010 as well as with the modification and amendment discussed below, proceeds from the issuance of new notes were used to prepay portions of the principal balances of FDC's senior secured term loans which satisfied the future quarterly principal payments until March 2018. Therefore, the Company made no principal payments during the three and six months ended June 30, 2011. During the three and six months ended June 30, 2010, the Company paid  $32.0 million and  $64.1 million, respectively, of principal payments on the senior secured term loan facility in accordance with the original provisions, of which  $29.8 million and  $59.5 million, respectively, related to the U.S. dollar denominated loan and  $2.2 million and  $4.6 million, respectively, related to the euro denominated loan.

10.55% Senior Payment In-Kind ("PIK") Notes

The terms of FDC's 10.55% senior PIK notes due 2015 require that interest on the notes for the period up to and including September 30, 2011 be paid entirely by increasing the principal amount of the outstanding notes or by issuing senior PIK notes. During the six months ended June 30, 2011 and 2010, FDC increased the principal amount of these notes by  $35.6 and  $176.6 million, respectively, in accordance with this provision. The principal amount was not increased during the three months ended June 30, 2011 and 2010.

2010 Debt Financing Costs

During the six months ended June 30, 2011, the Company paid  $18.6 million in fees that were recorded in 2010 related to the December 2010 debt exchange.

Modifications and Amendment to the Senior Secured Credit Facilities

On March 24, 2011, FDC executed a 2011 Extension Amendment (the "Amendment Agreement") relating to its credit agreement, dated as of September 24, 2007, as amended and restated as of September 28, 2007, as further amended as of August 10, 2010, among FDC, the several lenders from time to time parties thereto and Credit Suisse AG, as administrative agent (the "Credit Agreement"). The Credit Agreement, as amended pursuant to the Amendment Agreement, is referred to below as the "Amended Credit Agreement."

The Amendment Agreement, which became effective on April 13, 2011, among other things:

(i) resulted in the extension of the maturity date of  $1.0 billion, after giving effect to the reduction discussed below, of the Company's revolving credit commitments (the "Revolver Extension") under the Amended Credit Agreement to the earliest of: (x) June 24, 2015, if on such date the aggregate outstanding principal amount of FDC's 9.875% senior notes due 2015 and 10.55% senior PIK notes due 2015 exceeds  $750.0 million, (y) December 31, 2015, if on such date the aggregate outstanding principal amount of FDC's 11.25% senior subordinated notes due 2016 exceeds  $750.0 million and (z) September 24, 2016;

(ii) resulted in the extension of the maturity date of approximately  $5.0 billion of term loans (consisting of approximately  $4.5 billion of dollar denominated term loans and an amount of euro denominated term loans the dollar equivalent of which is approximately  $0.5 billion (the "Term Loan Extension")) under the Amended Credit Agreement to March 24, 2018;

(iii) provided for an increase in the interest rate applicable to the revolving credit loans subject to the Revolver Extension and the term loans subject to the Term Loan Extension to a rate equal to, at FDC's option, either (x) LIBOR for deposits in the applicable currency plus 400 basis points or (y) with regard to dollar denominated borrowings, a base rate plus 300 basis points;

(iv) provided for an increase in the commitment fee payable on the undrawn portion of the revolving credit commitments subject to the Revolver Extension to 75 basis points; and

(v) provided FDC with the ability to reduce the revolving credit commitments subject to the Revolver Extension while maintaining the revolving credit commitments not subject to the Revolver Extension in their original amount.

Accordingly, when the Amended Credit Agreement became effective, the Company immediately effected a permanent reduction of the revolving credit commitments that are subject to the Revolver Extension in an amount equal to  $254.1 million.

Debt Offering. On April 13, 2011, FDC issued and sold  $750 million aggregate principal amount of 7.375% senior secured notes due June 15, 2019. Interest on the notes will be payable semi-annually on June 15 and December 15 of each year, commencing on December 15, 2011. In accordance with the terms of FDC's Amended Credit Agreement, FDC used the net proceeds from the offering to repay approximately  $735 million of its outstanding senior secured term loans, including  $0.3 billion of the  $5.0 billion that was extended until 2018 under the Amendment Agreement discussed above.

FDC may redeem the Notes, in whole or in part, at any time on or after June 15, 2015 at a price equal to 100% of the principal amount of the notes redeemed plus accrued and unpaid interest to the redemption date and a make-whole premium. Thereafter, FDC may redeem the notes, in whole or in part, at established redemption prices. In addition, on or prior to June 15, 2014, FDC may redeem up to 35% of the aggregate principal amount of notes with the net cash proceeds from certain equity offerings at established redemption prices.

The notes will rank equally and ratably with all of FDC's existing and future senior indebtedness and will be senior to any of FDC's subordinated indebtedness. The notes will be guaranteed on a senior secured basis by each domestic subsidiary that guarantees FDC's senior secured credit facilities.

The notes and guarantees also will be secured by first-priority liens, subject to permitted liens, on FDC's and its subsidiary guarantors' assets, subject to certain exceptions, that will from time to time secure FDC's senior secured credit facilities and other first-lien indebtedness on a first-priority basis. The notes will share equally in the collateral securing FDC's senior secured credit facilities.

Related Financing Costs. In connection with the debt modification and amendments and the debt offering discussed above, the Company incurred costs of  $38.8 million, a significant portion of which was recorded as discounts on the debt and will be amortized to interest expense over the remaining terms of the loans.

Note 8: Borrowings

Borrowings consisted of the following as of December 31, 2010 and 2009 (in millions):

As of December 31,	2010	2009
Short-term borrowings	$180.3	$109.2

Current portion of long-term borrowings(a):
4.50% Notes due 2010	—	12.8
5.625% Notes due 2011	31.4	—
Senior secured term loan facility due 2014	—	129.2
Capital lease obligations	58.8	53.7

Total current portion of long-term borrowings	90.2	195.7

Long-term borrowings(a):
5.625% Notes due 2011	—	30.0
4.70% Notes due 2013	13.3	12.7
4.85% Notes due 2014	3.2	3.0
Senior secured term loan facility due 2014	11,951.0	12,498.5
4.95% Notes due 2015	7.9	7.5
9.875% Senior notes due 2015	783.5	3,750.0
10.55% Senior PIK notes due 2015(b)	675.3	3,347.9
11.25% Senior subordinated notes due 2016	2,500.0	2,500.0
8.875% Senior notes due 2020	492.8	—
8.25% Senior second lien notes due 2021	1,981.8	—
12.625% Senior notes due 2021	2,973.1	—
8.75%/10.00% PIK toggle senior second lien notes due 2022 (b)	991.0	—
Capital lease obligations	65.9	155.3

Total long-term borrowings	22,438.8	22,304.9

Total borrowings	$22,709.3	$22,609.8

(a)	Amounts are shown net of unamortized discount as applicable
(b)	Payment In-Kind ("PIK")

Senior Secured Revolving Credit Facility

FDC's senior secured revolving credit facility currently has commitments from nondefaulting financial institutions to provide  $1,769.4 million of credit. Up to  $500 million of the senior secured revolving credit facility is available for letters of credit (of which  $51.9 million and  $39.6 million of letters of credit were issued under the facility as of December 31, 2010 and 2009, respectively). FDC had no amounts outstanding against this facility as of December 31, 2010 and 2009. As of December 31, 2010,  $1,717.5 million remained available under the revolving credit facility after considering the letters of credit issued under it.

Interest is payable at a rate equal to, at FDC's option, either (a) LIBOR for deposits in the applicable currency plus an applicable margin or (b) the higher of (1) the prime rate of Credit Suisse and (2) the federal funds effective rate plus 0.50%, plus an applicable margin. The weighted-average interest rates were 4.5% and 4.8% for the years ended December 31, 2010 and 2009, respectively. The commitment fee rate for the unused portion of this facility is 0.50% per year. The revolving credit facility expires on September 24, 2013.

Other Short-Term Borrowings

FDC had approximately  $428 million and  $565 million available under short-term lines of credit and other arrangements with foreign banks and alliance partners primarily to fund settlement activity, as of December 31, 2010 and 2009, respectively. These arrangements are primarily associated with international operations and are in various functional currencies, the most significant of which are the euro, Australian dollar and Polish zloty. Certain of these arrangements are uncommitted (approximately  $151 million and  $186 million, respectively) but FDC had  $150.6 million and  $100.1 million of borrowings outstanding against them as of December 31, 2010 and 2009, respectively. The weighted average interest rates associated with these arrangements were 4.0% and 3.3% for the years ended December 31, 2010 and 2009, respectively. Commitment fees for the committed lines of credit range from 0.12% to 2.0%.

Modifications to the Senior Secured Credit Facilities

On August 10, 2010, FDC amended its senior secured credit facilities to, among other things:

(i) allow for FDC to incur additional secured indebtedness or additional unsecured indebtedness so long as (a) 100% of the net cash proceeds is used to repay FDC's term loans or is offered on a pro rata basis to FDC's term loan lenders of a particular class or classes in exchange for a like amount of term loans of such class or classes (and the term loans so exchanged are cancelled) or (b) if such indebtedness is secured by a lien junior to the liens securing the obligations under FDC's senior secured credit facilities, the aggregate principal amount shall not exceed  $3.5 billion at any time and the net cash proceeds of such indebtedness shall be used to redeem or repay FDC's senior or senior subordinated notes or (c) the amount available to be borrowed under the uncommitted incremental facilities is reduced by an amount equal to the aggregate principal amount of such indebtedness;

(ii) exclude from the calculation of consolidated senior secured debt (and hence from the maintenance covenant) certain indebtedness secured by a lien ranking junior to the liens securing FDC's obligations under its senior secured credit facilities; and

(iii) subject to the requirement to make such offers on a pro rata basis to all lenders within a particular class of loans, allow FDC to agree with individual lenders to extend the maturity of their term loans or revolving commitments, and for FDC to pay increased interest rates or otherwise modify the terms of their loans or revolving commitments in connection with such an extension.

The amendment became effective, including the changes to the credit agreement described above, on August 20, 2010 following FDC's issuance of  $510.0 million in new notes and using the net cash proceeds therefrom to prepay a like amount of FDC's secured term loans. Refer to the "8.875% Senior secured notes" section below. The Company recorded  $26.8 million in fees in conjunction with the debt modification. The fees were recorded as a discount on the senior secured term loans and will be amortized to interest expense over the remaining life of the loans.

Senior Secured Term Loan Facility

The terms of FDC's senior secured term loan facility require FDC to pay equal quarterly installments in aggregate annual amounts equal to 1% of the original principal amount. In accordance with this provision, FDC made the following principal payments (in millions):

For the years ended December 31,	2010	2009	2008
U.S. dollar denominated loan	$89.2	$119.0	$117.7
Euro denominated loan	7.0	10.0	10.7

Total principal payments	$96.2	$129.0	$128.4

In August 2010, in conjunction with the debt modification noted above,  $489.7 million of FDC's proceeds from the issuance of the senior notes described below were used to prepay a portion of the principal balances and satisfy the above described future quarterly principal payments of FDC's senior secured term loans. As a result of the prepayment, FDC has satisfied the quarterly principal payments related to these loans until September 2014.

As of December 31, 2010, FDC had interest rate swaps which hedge the variability in the interest payments on  $5.0 billion of the approximate  $12.0 billion variable rate senior secured term loan. FDC also had two basis rate swaps, which expired during the third quarter of 2010, that modified the variable rates on  $3.0 billion of the  $3.5 billion interest rate swaps and that lowered the fixed interest rates on those interest rate swaps. The basis swaps paid interest at rates equal to three-month-LIBOR and received interest at rates equal to one-month-LIBOR plus a fixed spread. The net fixed rates on all of the interest rate swaps associated with the senior secured term loan facility range from 4.098% to 5.248%.

The senior secured term loan facility also requires mandatory prepayments based on a percentage of excess cash flow generated by FDC. All obligations under the senior secured loan facility are fully and unconditionally guaranteed by substantially all domestic, wholly-owned subsidiaries of FDC, subject to certain exceptions.

Debt Exchange

On December 17, 2010, FDC completed its private exchange offers ("Debt Exchange"), in which FDC offered to exchange its 9.875% Senior notes due 2015 and its 10.550% Senior PIK notes due 2015, subject to the maximum exchange amount of  $6.0 billion, for the new securities, payable (i) 50% in new 8.25% Senior second lien notes due 2021 ("8.25% cash-pay notes") or, in new 8.75%/10.00% PIK Toggle senior second lien notes due 2022 ("PIK toggle notes" and together with the 8.25% cash-pay notes, the "second lien notes"), and (ii) 50% in new 12.625% Senior Unsecured Notes due 2021. The maximum aggregate principal amount of PIK toggle notes issuable in the exchange offers was  $1.0 billion. The following table presents the results of the debt exchange.

Debt Exchange	Amounts (in millions)
Notes exchanged
9.875% Senior notes due 2015	$2,966.5
10.55% Senior PIK notes due 2015	3,035.1

Total amount exchanged(a)	$6,001.6

Notes issued
8.25% Senior second lien notes due 2021	$1,999.7
8.75%/10.00% PIK toggle senior second lien notes due 2022	1,000.0
12.625% Senior notes due 2021	3,000.0

Total amount issued(a)	$5,999.7

(a)	The difference between the total amount exchanged and the total amount issued relates primarily to a discount of the notes issued for exchanges subsequent to the early tender date.

FDC recorded  $53.8 million in fees in conjunction with the debt exchange. The fees were recorded as a discount on the new notes and will be amortized to interest expense over the remaining term of the loans.

9.875% Senior Notes and 10.55% Senior PIK (Payment In-Kind) Notes

FDC's 9.875% senior notes due September 24, 2015 are publicly tradable and require the payment of interest semi-annually on March 31 and September 30.

FDC's senior PIK notes due September 24, 2015 are publicly tradable and require the payment of interest semi-annually on March 31 and September 30. The terms require that interest on these notes up to and including September 30, 2011 be paid entirely by increasing the principal amount of the outstanding notes or by issuing senior PIK notes. Beginning October 1, 2011, interest will be payable in cash and the first such payment will be in March 2012. During 2010, prior to the exchange described above, and during 2009 and 2008, FDC increased the principal amount of these notes by  $362.5 million,  $333.0 million and  $197.4 million, respectively, in accordance with this provision.

The 9.875% senior notes and 10.55% senior PIK notes are unsecured and (i) rank senior in right of payment to all of FDC's existing and future subordinated indebtedness, (ii) rank equally in right of payment to all of the existing and future senior indebtedness, (iii) are effectively subordinated in right of payment to all existing and future secured debt to the extent of the value of the assets securing such debt, and (iv) are structurally subordinated to all obligations of each subsidiary that is not a guarantor of the senior notes.

On December 17, 2010, FDC's 9.875% senior notes and 10.55% senior PIK notes were partially exchanged for new securities as discussed in the "Debt exchange" section above.

11.25% Senior Subordinated Notes

FDC's publicly tradable 11.25% senior subordinated notes due March 31, 2016 require the payment of interest semi-annually on March 31 and September 30.

The senior subordinated notes are unsecured and (i) rank equally in right of payment with all of the existing and future senior subordinated debt, (ii) rank senior in right of payment to all future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the senior subordinated notes, (iii) are effectively subordinated in right of payment to all existing and future secured debt to the extent of the value of the assets securing such debt, and (iv) are structurally subordinated to all obligations of each subsidiary that is not a guarantor of the senior subordinated notes.

8.875% Senior Secured Notes

On August 20, 2010, FDC issued  $510.0 million of 8.875% senior secured notes due August 15, 2020. Interest on the notes is payable on February 15 and August 15 of each year, commencing on February 15, 2011. The proceeds from this issuance, net of discount and underwriting fees of  $17.8 million, were  $492.2 million, of which  $489.7 million was used to prepay a portion of the senior secured term loans in accordance with the terms of FDC's senior secured credit facilities as described above with the remainder used to pay costs associated with the issuance.

FDC may redeem the notes, in whole or in part, at any time prior to August 15, 2015 at a price equal to 100% of the principal amount of the notes redeemed plus accrued and unpaid interest to the redemption date and an additional premium as defined. Thereafter, FDC may redeem the notes, in whole or in part, at established redemption prices, plus accrued and unpaid interest to the redemption date. In addition, on or prior to August 15, 2013, FDC may redeem up to 35% of the notes with the net cash proceeds from certain equity offerings at established redemption prices plus accrued and unpaid interest to the redemption date.

The notes are equally and ratably secured on a first-priority basis with all existing and future obligations of FDC under any existing and future first lien obligations by all of the assets of FDC and its subsidiary guarantors that secure the senior secured credit facility, subject to permitted liens. The notes rank equal in right of payment with all existing and future senior indebtedness of FDC but are effectively senior to all of FDC and guarantor subsidiaries unsecured indebtedness to the extent of the value of the collateral and are senior in right of payment to any subordinated indebtedness of FDC. The notes are effectively subordinated to any obligations secured by liens permitted under the indenture for the notes and structurally subordinated to any existing and future indebtedness and liabilities of non-guarantor subsidiaries, including all foreign subsidiaries.

Second Lien Notes

Interest on the 8.25% cash-pay notes will be payable in cash, will accrue at the rate of 8.25% per annum and is payable semi-annually in arrears on January 15 and July 15, commencing on July 15, 2011. The 8.25% cash-pay notes mature on January 15, 2021.

Cash interest on the PIK toggle notes will accrue at a rate of 8.75% per annum and PIK interest will accrue at a rate of 10.00% per annum. The initial interest payment on the PIK toggle notes will be payable in cash. For any interest period thereafter through and including the interest period ending January 15, 2014, FDC may elect to pay interest on the PIK toggle notes (i) entirely in cash, (ii) entirely by increasing the aggregate principal amount of the outstanding PIK toggle notes or by issuing PIK notes ("PIK Interest"), or (iii) on 50% of the outstanding aggregate principal amount of the PIK toggle notes in cash and on 50% of the outstanding aggregate principal amount of the outstanding PIK toggle notes by increasing the aggregate principal amount of the outstanding PIK toggle notes or by issuing PIK notes ("Partial PIK Interest"). After January 15, 2014, all interest on the PIK toggle notes will be payable in cash. If FDC elects to pay PIK Interest or Partial PIK Interest, FDC will increase the principal amount of the PIK toggle notes or issue PIK toggle notes in an amount equal to the amount of PIK Interest or the portion of Partial PIK Interest payable in PIK toggle notes for the applicable interest payment period to holders of the PIK toggle notes on the relevant record date. The PIK toggle notes mature on January 15, 2022.

The second lien notes (i) rank senior in right of payment to any existing and future subordinated indebtedness, (ii) rank equally in right of payment with all of FDC's existing and future senior indebtedness, (iii) are effectively senior in right of payment to indebtedness under FDC's existing senior unsecured notes to the extent of the collateral securing the second lien notes, (iv) are effectively junior in right of payment with indebtedness under FDC's senior secured credit facilities and other first lien obligations to the extent of the collateral securing such indebtedness and obligations, and (v) are effectively subordinated to all existing and future indebtedness and other liabilities of FDC's non-guarantor subsidiaries (other than indebtedness and liabilities owed to FDC or one of FDC's guarantor subsidiaries).

FDC may redeem the second lien notes, in whole or in part, at any time prior to January 15, 2016, at a price equal to 100% of the principal amount of the notes plus accrued and unpaid interest to the redemption date and a "make-whole premium." Thereafter, FDC may redeem the second lien notes, in whole or in part, at established redemption prices. In addition, on or prior to January 15, 2014, FDC may redeem up to 35% of the aggregate principal amount of the notes with the net cash proceeds from certain equity offerings at established redemption prices.

12.625% Senior Notes

Interest on the 12.625% senior notes will be payable in cash, will accrue at the rate of 12.625% per annum, and is payable semi-annually in arrears on January 15 and July 15, commencing on July 15, 2011. The 12.625% senior notes mature on January 15, 2021.

FDC has agreed to use its reasonably best efforts to register notes substantially identical to the 12.625% senior notes with the SEC as part of an offer to exchange the registered notes for the 12.625% senior notes within 360 days after the issue date. If FDC fails to complete the exchange or, if required, to have one or more shelf registration statements declared effective within that time period ("registration default"), the annual interest rate on the 12.625% senior notes will increase by 0.25%. The annual interest rate on the 12.625% senior notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 0.50% per year. FDC may subsequently cure the registration default and the applicable interest rate on the unsecured notes will revert to the original rate.

The 12.625% senior notes are similar in rank to FDC's other senior notes described below. FDC may redeem the senior notes, in whole or in part, at any time prior to January 15, 2016, at a price equal to 100% of the principal amount of the notes plus accrued and unpaid interest to the redemption date and a "make-whole premium." Thereafter, FDC may redeem the senior notes, in whole or in part, at established redemption prices. In addition, on or prior to January 15, 2014, FDC may redeem up to 35% of the aggregate principal amount of the notes with the net cash proceeds from certain equity offerings at established redemption prices.

Deferred Financing Costs

Deferred financing costs were capitalized in conjunction with certain of FDC's debt issuances and totaled  $331.3 million and  $411.2 million, as of December 31, 2010 and 2009, respectively. Deferred financing costs are reported in the "Other long-term assets" line of the Consolidated Balance Sheets and are being amortized on a straight-line basis, which approximates the interest method, over the remaining term of the respective debt, with a weighted-average period of 5 years.

Guarantees and Covenants

All obligations under the senior secured revolving credit facility and senior secured term loan facility are unconditionally guaranteed by substantially all existing and future, direct and indirect, wholly-owned, material domestic subsidiaries of FDC other than Integrated Payment Systems Inc. The senior secured facilities contain a number of covenants that, among other things, restrict FDC's ability to incur additional indebtedness; create liens; enter into sale and leaseback transactions; engage in mergers or consolidations; sell or transfer assets; pay dividends and distributions or repurchase FDC's or its parent company's capital stock; make investments, loans or advances; prepay certain indebtedness; make certain acquisitions; engage in certain transactions with affiliates; amend material agreements governing certain indebtedness and change its lines of business. The senior secured facilities also require FDC to not exceed a maximum senior secured leverage ratio and contain certain customary affirmative covenants and events of default, including a change of control. FDC is in compliance with all applicable covenants.

All obligations under the senior secured notes, senior second lien notes, PIK toggle senior second lien notes, senior notes, senior PIK notes and senior subordinated notes are similarly guaranteed in accordance with their terms by each of FDC's domestic subsidiaries that guarantee obligations under FDC's senior secured term loan facility described above. These notes and facilities also contain a number of covenants similar to those described for the senior secured obligations noted above. FDC is in compliance with all applicable covenants.

Other

In June 2010, FDC paid off its 4.50% notes due 2010 for  $13.1 million.

In 2009, FDC paid off its 3.90% Note due in 2009 for  $10.7 million.

In December 2008, FDC repurchased debt as follows:

(in millions)	Principal Amount Repurchased
3.90% Notes due 2009	$4.6
4.50% Notes due 2010	8.3
5.625% Notes due 2011	9.1
4.70% Notes due 2013	3.9
4.85% Notes due 2014	2.9
4.95% Notes due 2015	1.2

$30.0

In 2008, FDC recognized a  $7.0 million gain in connection with the debt repurchase. Also during 2008, FDC paid off its medium-term note due in 2008 for  $13.6 million and its 3.375% Note for  $68.1 million also due in 2008.

The gains and losses resulting from the debt repurchases were included in the "Other income (expense)" line of the Consolidated Statements of Operations.

Maturities

The following table presents the future aggregate annual maturities of long-term debt (in millions):

Year ended December 31,	Amount
2012	$30.2
2013	28.1
2014	11,964.1
2015	1,476.3
Thereafter	8,940.1

Supplemental Financial Information	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Supplemental Financial Information
Supplemental Financial Information

Note 2: Supplemental Financial Information

Supplemental Statement of Operations Information

The following table details the components of "Other income (expense)" on the Consolidated Statements of Operations:

	Three months ended June 30,		Six months ended June 30,
(in millions)	2011	2010	2011	2010
Investment gains	$—	$—	$—	$1.8
Derivative financial instruments gains (losses)	6.2	(2.1)	(5.1)	(26.8)
Divestitures, net	(0.9)	—	(0.9)	20.0
Non-operating foreign currency (losses) and gains	(6.7)	26.9	(21.7)	38.0

Other income (expense)	$(1.4)	$24.8	$(27.7)	$33.0

Supplemental Cash Flow Information

During the six months ended June 30, 2011 and 2010, the principal amount of FDC's senior Payment In-Kind ("PIK") notes due 2015 increased by  $35.6 million and  $176.6 million, respectively, resulting from the "payment" of accrued interest expense. Beginning October 1, 2011, the interest on FDC's senior PIK notes due 2015 will be required to be paid in cash and the first such payment will be due in March 2012.

During the six months ended June 30, 2011 and 2010, the Company entered into capital leases totaling approximately  $116 million and  $45 million, respectively.

Refer to Note 9 of these Consolidated Financial Statements for information concerning the Company's stock-based compensation plans.

Note 9: Supplemental Financial Information

Supplemental Statements of Operations Information

The following table details the components of "Other income (expense)" on the Consolidated Statements of Operations (in millions):

	Year ended December 31,
	2010	2009	2008
Investment gains	$2.5	$3.0	$21.1
Derivative financial instruments losses	(58.3)	(67.4)	(12.9)
Divestitures, net	18.7	(12.9)	(8.5)
Debt repayment gains	—	—	7.0
Non-operating foreign currency gains and (losses)	21.2	10.5	(21.1)
Other	—	5.5	—

Other income (expense)	$(15.9)	$(61.3)	$(14.4)

Supplemental Balance Sheet Information

As of December 31,	2010	2009
(in millions)
Current assets:
Accounts receivable:
Customers	$1,940.7	$2,174.2
Due from unconsolidated merchant alliances	110.1	143.1
Leasing receivables	90.0	101.8
Interest and other receivables	49.1	51.3

	2,189.9	2,470.4
Less allowance for doubtful accounts-other receivables	(17.0)	(12.9)
Less allowance for doubtful accounts-leasing receivables	(3.3)	(2.0)

	$2,169.6	$2,455.5

Other current assets:
Prepaid expenses	$134.4	$122.1
Inventory	106.2	131.8
Deferred and other income tax assets	169.0	133.0
Other	3.8	11.9

	$413.4	$398.8

As of December 31,	2010	2009
(in millions)
Property and equipment:
Land	$91.8	$92.6
Buildings	340.7	403.5
Leasehold improvements	46.2	44.6
Equipment and furniture	947.9	812.8
Equipment under capital lease	217.0	161.6

	1,643.6	1,515.1
Less accumulated depreciation	(691.6)	(463.7)

	$952.0	$1,051.4

Other long-term assets:
Accounts receivable	$150.1	$144.3
Leasing receivables, net of allowance for doubtful accounts of $8.8 (2010) and $7.6 (2009)	221.7	208.3
Investments	25.0	25.6
Regulatory and escrowed cash	13.4	28.8
Derivative financial instruments	7.7	1.2
Deferred financing costs, net of amortization	331.3	411.2
Deferred income tax assets	11.6	3.3
Pension asset	0.2	—
Other	19.7	22.0

	$780.7	$844.7

Other current liabilities:
Accrued expenses	$711.7	$931.3
Compensation and benefit liabilities	253.9	182.3
Due to unconsolidated merchant alliances	115.5	97.4
Other	272.6	343.9

	$1,353.7	$1,554.9

Other long-term liabilities:
Pension obligations	$69.8	$143.1
Derivative financial instruments	375.0	465.0
Income taxes payable	556.5	586.7
Other	138.3	107.1

	$1,139.6	$1,301.9

Supplemental Cash Flow Information

Supplemental cash flow information is summarized as follows (in millions):

	Year ended December 31,
	2010	2009	2008
Income tax payments, net of refunds received	$100.5	$79.0	$69.0
Interest paid	1,494.9	1,412.2	1,424.7
Distributions received from equity method investments	194.1	136.7	122.7

Significant non-cash transactions. In December 2010, the Company exchanged  $3.0 billion of its 9.875% senior notes due 2015 and  $3.0 billion of its 10.550% senior PIK notes due 2015 for  $2.0 billion of 8.25% senior second lien notes due 2021,  $1.0 billion of 8.75%/10.00% PIK toggle senior second lien notes due 2022 and  $3.0 billion of 12.625% senior notes due 2021.

Prior to the 2010 exchange described above and during 2009 and 2008, the principal amount of the Company's senior PIK notes due 2015 increased by  $362.5 million,  $333.0 million and  $197.4 million, respectively, resulting from the "payment" of accrued interest expense. Beginning October 1, 2011, the interest on this PIK term loan facility will be required to be paid in cash and the first such payment will be due in March 2012.

During 2010, 2009 and 2008, the Company entered into capital leases totaling approximately  $65 million,  $105 million and  $89 million, respectively.

The following summary details the Company's exchange offerings during 2008 and 2009:

•

September 2008—Exchanged substantially all of the remaining balance of the Company's 9.875% senior unsecured cash-pay term loan bridge loans due 2015, all of its 10.55% senior unsecured PIK term loan bridge loans due 2015 and 11.25% senior subordinated unsecured term loan bridge loans due 2016 for senior notes, senior PIK notes and senior subordinated notes, respectively, in each case having substantially identical terms and guarantees with the exception of interest payments being due semi-annually on March 31 and September 30 of each year instead of quarterly.

•

October 2008—Exchanged the  $2.2 billion aggregate principal amount of its 9.875% senior notes due 2015 for publicly tradable notes having substantially identical terms and guarantees, except that the exchange notes are freely tradable. Substantially all of the notes were exchanged effective October 21, 2008.

•

March 2009—Exchanged the remaining balance of the Company's 9.875% senior unsecured cash-pay term loan bridge loans due 2015 that was not previously exchanged for senior notes identical to those described above.

•

September 2009—Exchanged aggregate principal amounts of  $3.2 billion of its 10.55% senior PIK notes,  $2.5 billion of its 11.25% senior subordinated notes and  $1.6 billion of its 9.875% senior notes (which constituted all such notes outstanding at that date) for publicly tradable notes having substantially identical terms and guarantees, except that the exchange notes are freely tradable. Substantially all of the notes were exchanged effective September 9, 2009.

There were no expenditures, other than professional fees, or receipts of cash associated with the registration statements or exchange offers described above.

On June 26, 2009, the Company entered into an alliance with Bank of America N.A. and Rockmount. The Company's and Bank of America N.A.'s direct contributions to the alliance consisted of non-cash assets and liabilities.

On November 1, 2008, the Company and JPMorgan Chase terminated their merchant alliance, CPS, which was the Company's largest merchant alliance. The Company received its proportionate 49% share of the assets of the alliance, including domestic merchant contracts, an equity investment in Merchant Link, a full-service ISO and Agent Bank unit, and a portion of the employees. The receipt of the Company's proportionate share of CPS was accounted for as a business combination and was a non-cash transaction.

Refer to Note 13 for information concerning the Company's stock-based compensation plans.

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions
Related Party Transactions

Note 10: Related Party Transactions

Merchant Alliances

A substantial portion of the Company's business within the Retail and Alliance Services and International segments is conducted through merchant alliances. Merchant alliances are alliances between the Company and financial institutions. If the Company has majority ownership and management control over an alliance, then the alliance's financial statements are consolidated with those of the Company and the related processing fees are treated as an intercompany transaction and eliminated upon consolidation. If the Company does not have a controlling ownership interest in an alliance, it uses the equity method of accounting to account for its investment in the alliance. As a result, the Company's consolidated revenues include processing fees charged to alliances accounted for under the equity method. No directors or officers of the Company have ownership interests in any of the alliances. The formation of each of these alliances generally involves the Company and the bank contributing contractual merchant relationships to the alliance and a cash payment from one owner to the other to achieve the desired ownership percentage for each. The Company and the bank contract a long-term processing service agreement as part of the negotiation process. This agreement governs the Company's provision of transaction processing services to the alliance.

The Company negotiated all agreements with the alliance banks. Therefore, all transactions between the Company and its alliances were conducted at arm's length; nevertheless, accounting guidance defines a transaction between the Company and an equity method investee as a related party transaction requiring separate disclosure in the financial statements of the Company. Accordingly, the revenue associated with these related party transactions are presented on the face of the Consolidated Statements of Operations.

Management Agreement

First Data has a management agreement with affiliates of KKR (the "Management Agreement") pursuant to which KKR provides management, consulting, financial and other advisory services to the Company. Pursuant to the Management Agreement, KKR receives an aggregate annual management fee and reimbursement of out-of-pocket expenses incurred in connection with the provision of services. The Management Agreement has an initial term expiring on December 31, 2019, provided that the term will be extended annually thereafter unless the Company provides prior written notice of its desire not to automatically extend the term. The Management Agreement provides that KKR also is entitled to receive a fee equal to a percentage of the gross transaction value in connection with certain subsequent financing, acquisition, disposition and change of control transactions, as well as a termination fee based on the net present value of future payment obligations under the Management Agreement in the event of an initial public offering or under certain other circumstances. The Management Agreement terminates automatically upon the consummation of an initial public offering and may be terminated at any time by mutual consent of the Company and KKR. The Management Agreement also contains customary exculpation and indemnification provisions in favor of KKR and its affiliates. During 2010, 2009 and 2008, the Company incurred  $20.5 million,  $21.3 million and  $20.4 million, respectively, of management fees.

Certain members of the Company's Board of Directors are affiliated with KKR.

Transactions and Balances Involving Company Affiliates

In August 2010, the Company paid KKR Capital Markets LLC ("KCM"), an affiliate of KKR,  $5 million for services rendered in arranging for the amendment of the Company's credit agreement.

On November 17, 2010, the Company entered into a dealer manager agreement and fee letter (collectively the "Dealer Manager Agreement") with, among others, KCM, pursuant to which KCM agreed to act as a dealer manager for the exchange of certain of the Company's existing notes for new securities (the "Exchange"). Under the terms of the Dealer Manager Agreement, upon completion of the Exchange in December 2010, the Company paid  $26.1 million to KCM.

In connection with the Exchange, on December 17, 2010, the Company entered into a registration rights agreement with, among others, KCM, pursuant to which the Company agreed to use reasonable best efforts to register with the Securities and Exchange Commission notes having substantially identical terms to the 12.625% senior notes and to cause the Exchange to be completed or, if required, to have one or more shelf registration statements declared effective, within 360 days after the issue date of the unsecured notes. If the Company fails to satisfy this obligation, the annual interest rate on the unsecured notes will increase by 0.25%. The annual interest rate on the unsecured notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 0.50% per year. If the Company cures the registration default, the applicable interest rate on the unsecured notes will revert to the original rate.

During 2010, the Company incurred  $7.3 million of expenses from KKR Capstone, an affiliate of KKR, for consulting, financial and other advisory services to the Company.

Transactions and Balances Involving Company Executives

The Company has engaged in the following transactions with The Labry Companies and Plane Fish, LLC. Mr. Labry, an executive officer of First Data, is the sole shareholder of The Labry Companies, Inc. and sole member of Plane Fish, LLC.

On January 31, 2006, First Data Merchant Services Corporation ("FDMS"), a wholly owned subsidiary of the Company, entered into a four year, eight month sublease agreement with The Labry Companies, Inc. for approximately 3,600 square feet of office space in Memphis, Tennessee, including furniture, fixtures and equipment, on customary terms. During 2008, the Company paid approximately  $71,000 to The Labry Companies, Inc. under the sublease. On June 1, 2008, FDMS terminated the sublease agreement and paid a fee to The Labry Companies of approximately  $220,000 pursuant to the sublease agreement. First Data Merchant Services Corporation entered into a direct lease agreement with the landlord for additional space and a longer term as of June 1, 2008. The Labry Companies, Inc. will retain the furniture, fixtures and equipment following the expiration or termination of the lease, or upon Mr. Labry's separation from the Company.

The Company has engaged in a transaction associated with Plane Fish, LLC, of which Mr. Labry, an executive officer of the Company, is the sole member. Plane Fish, LLC owned an aircraft which it leased to a charter company. The charter company made the aircraft available to its customers, including the Company, which used the aircraft solely in connection with business-related travel by Mr. Labry and other company employees. On March 17, 2008, a third-party leasing company acquired the aircraft from Plane Fish, LLC for  $8.5 million and the Company now leases the plane from the third-party leasing company through a capital lease. The Company negotiated the  $8.5 million purchase price with Plane Fish, LLC and arranged for the third-party leasing company to purchase the aircraft with the Company's commitment to lease the aircraft. The Company also reimbursed Plane Fish, LLC for  $589,282 of additional expense incurred in operating the aircraft from September 24, 2007 until the date of purchase that previously had not been reimbursed. In 2008, the Company incurred  $290,704 in expenses to the charter company for the charter of the aircraft.

Commitments And Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Commitments And Contingencies
Commitments And Contingencies

Note 7: Commitments and Contingencies

The Company is involved in various legal proceedings. Accruals have been made with respect to these matters, where appropriate, which are reflected in the Company's consolidated financial statements. The Company may enter into discussions regarding settlement of these matters, and may enter into settlement agreements, if it believes settlement is in the best interest of the Company. The matters discussed below, if decided adversely to or settled by the Company, individually or in the aggregate, may result in liability material to the Company's financial condition and/or results of operations.

Legal

On July 2, 2004, a class action complaint was filed against the Company, its subsidiary Concord EFS, Inc., and various financial institutions. Plaintiffs claim that the defendants violated antitrust laws by conspiring to artificially inflate foreign ATM fees that were ultimately charged to ATM cardholders. Plaintiffs seek a declaratory judgment, injunctive relief, compensatory damages, attorneys' fees, costs and such other relief as the nature of the case may require or as may seem just and proper to the court. Five similar suits were filed and served in July, August and October 2004 (referred to collectively as the "ATM Fee Antitrust Litigation"). The Court granted judgment in favor of the defendants, dismissing the case on September 17, 2010. On October 14, 2010, the plaintiffs appealed the summary judgment. The Company continues to believe the complaints are without merit and intends to vigorously defend them.

There are asserted claims against the Company where an unfavorable outcome is considered to be reasonably possible. These claims can generally be categorized in the following three areas: (1) patent infringement which results from claims that the Company is using technology that has been patented by another party; (2) Merchant customer matters often associated with alleged processing errors or disclosure issues and claims that one of the subsidiaries of the Company has violated a federal or state requirement regarding credit reporting or collection in connection with its check verification guarantee, and collection activities; and (3) other matters which may include issues such as employment. The Company's estimates of the possible ranges of losses in excess of any amounts accrued are  $0 to  $2 million for patent infringement,  $0 to  $20 million for merchant customer matters and  $0 to  $4 million for other matters, resulting in a total estimated range of possible losses of  $0 to  $26 million for all of the matters described above.

The estimated range of reasonably possible losses is based on currently available information and involves elements of judgment and significant uncertainties. As additional information becomes available and the resolution of the uncertainties become more apparent, it is possible that actual losses may exceed even the high end of the estimated range.

Other

In the normal course of business, the Company is subject to claims and litigation, including indemnification obligations to purchasers of former subsidiaries. Management of the Company believes that such matters will not have a material adverse effect on the Company's results of operations, liquidity or financial condition.

Note 11: Commitments and Contingencies

Operating Leases

The Company leases certain of its facilities and equipment under operating lease agreements, substantially all of which contain renewal options and escalation provisions. The following table presents the amounts associated with total rent expense for operating leases (in millions):

Year ended December 31,	Amount
2010	$83.7
2009	80.5
2008	77.2

Future minimum aggregate rental commitments as of December 31, 2010 under all noncancelable operating leases, net of sublease income, were  $267.1 million and are due in the following years (in millions):

Year ended December 31,	Amount
2011	$58.3
2012	44.9
2013	35.7
2014	21.4
2015	16.5
Thereafter	90.3

Sublease income is earned from leased space which FDC concurrently subleases to third parties with comparable time periods. As of December 31, 2010, sublease amounts totaled  $0.3 million in FDC obligations. In addition, the Company has certain guarantees imbedded in leases and other agreements wherein the Company is required to relieve the counterparty in the event of changes in the tax code or rates. The Company believes the fair value of such guarantees is insignificant due to the likelihood and extent of the potential changes.

Letters of Credit

The Company has  $51.9 million in outstanding letters of credit as of December 31, 2010, all of which were issued under the Company's senior secured revolving credit facility and expire prior to December 10, 2011 with a one-year renewal option. The letters of credit are held in connection with certain business combinations, lease arrangements, bankcard association agreements and other security agreements. The Company expects to renew most of the letters of credit prior to expiration.

Contingencies

On July 2, 2004, a class action complaint was filed against the Company, its subsidiary Concord EFS, Inc., and various financial institutions. Plaintiffs claim that the defendants violated antitrust laws by conspiring to artificially inflate foreign ATM fees that were ultimately charged to ATM cardholders. Plaintiffs seek a declaratory judgment, injunctive relief, compensatory damages, attorneys' fees, costs and such other relief as the nature of the case may require or as may seem just and proper to the court. Five similar suits were filed and served in July, August and October 2004 (referred to collectively as the "ATM Fee Antitrust Litigation"). The Court granted judgment in favor of the defendants, dismissing the case on September 17, 2010. On October 14, 2010, the plaintiffs appealed the summary judgment. The Company continues to believe the complaints are without merit and intends to vigorously defend them.

There are asserted claims against the Company where an unfavorable outcome is considered to be reasonably possible. These claims can generally be categorized in the following three areas: (1) patent infringement which results from claims that the Company is using technology that has been patented by another party; (2) Merchant customer matters often associated with alleged processing errors or disclosure issues and claims that one of the subsidiaries of the Company has violated a federal or state requirement regarding credit reporting or collection in connection with its check verification guarantee, and collection activities; and (3) other matters which may include issues such as employment. The Company's estimates of the possible ranges of losses in excess of any amounts accrued are  $0 to  $2 million for patent infringement,  $0 to  $20 million for merchant customer matters and  $0 to  $4 million for other matters, resulting in a total estimated range of possible losses of  $0 to  $26 million for all of the matters described above.

In the normal course of business, the Company is subject to claims and litigation, including indemnification obligations to purchasers of former subsidiaries. Management of the Company believes that such matters will not have a material adverse effect on the Company's results of operations, liquidity or financial condition.

First Data Corporation Stockholders' Equity And Redeemable Noncontrolling Interests	12 Months Ended
Dec. 31, 2010
First Data Corporation Stockholders' Equity And Redeemable Noncontrolling Interests
First Data Corporation Stockholders' Equity And Redeemable Noncontrolling Interests

Note 12: First Data Corporation Stockholders' Equity and Redeemable Noncontrolling Interests

Dividends

The Company's senior secured revolving credit facility, senior secured term loan facility, senior secured notes, senior second lien notes, PIK toggle senior second lien notes, senior notes, senior PIK notes, and senior subordinated notes contain restrictions on the Company's ability to pay dividends. The restrictions are subject to numerous qualifications and exceptions, including an exception that allows the Company to pay a dividend to repurchase, under certain circumstances, the equity of Parent held by employees, officers and directors that were obtained in connection with the stock compensation plan. The Company paid cash dividends to its Parent totaling  $14.9 million during 2010 and  $1.8 million during 2008. No dividends were paid in 2009.

Other Comprehensive Income

The income tax effects allocated to and the cumulative balance of each component of OCI are as follows (in millions):

	Beginning Balance	Cumulative Effect Adjustment Net of Tax	Pretax Gain (Loss) Amount	Tax (Benefit) Expense	Net-of- Tax Amount	Ending Balance
As of December 31, 2010
Unrealized gains (losses) on securities	$(27.4)	$—	$44.0	$16.5	$27.5	$0.1
Unrealized gains (losses) on hedging activities	(242.1)	—	115.2	44.9	70.3	(171.8)
Foreign currency translation adjustment	(318.8)	—	(65.5)	16.0	(81.5)	(400.3)
Pension liability adjustment	(93.4)	—	44.9	16.4	28.5	(64.9)

	$(681.7)	$—	$138.6	$93.8	$44.8	$(636.9)

As of December 31, 2009
Unrealized gains (losses) on securities	$(11.2)	$(27.1)	$17.2	$6.3	$10.9	$(27.4)
Unrealized gains (losses) on hedging activities	(352.3)	—	172.5	62.3	110.2	(242.1)
Foreign currency translation adjustment	(542.5)	—	209.2	(14.5)	223.7	(318.8)
Pension liability adjustment	(28.9)	—	(101.1)	(36.6)	(64.5)	(93.4)

	$(934.9)	$(27.1)	$297.8	$17.5	$280.3	$(681.7)

As of December 31, 2008
Unrealized gains (losses) on securities	$—	$—	$(17.7)	$(6.5)	$(11.2)	$(11.2)
Unrealized gains (losses) on hedging activities	(109.1)	—	(387.3)	(144.1)	(243.2)	(352.3)
Foreign currency translation adjustment	14.0	—	(584.4)	(27.9)	(556.5)	(542.5)
Pension liability adjustment	1.6	—	(47.6)	(17.1)	(30.5)	(28.9)

	$(93.5)	$—	$(1,037.0)	$(195.6)	$(841.4)	$(934.9)

In 2009, the Company recognized a cumulative effect adjustment of  $43.3 million pretax ( $27.1 million net of tax) in unrealized losses on securities and a corresponding increase in retained earnings. The cumulative effect adjustment was equal to the amount of an other-than-temporary-impairment previously recorded in the Consolidated Statement of Operations.

Other First Data Corporation Stockholders' Equity Transactions

The following table presents the effects of changes in FDC's ownership interest in its BAMS alliance on FDC's equity (in millions):

	Year ended December 31,
	2010	2009
Net loss attributable to FDC	$(1,021.8)	$(1,086.4)
Increase in FDC's paid-in capital for gain recognized on formation on BAMS, net of tax	—	20.8
Decrease in FDC's paid-in capital for loss recognized from purchase of noncontrolling interest, including tax effect	(7.5)	—

Change in net loss attributable to FDC and transfers from noncontrolling interest	$(1,029.3)	$(1,065.6)

Redeemable Noncontrolling Interests

As discussed in Note 3, the third party owning a controlling interest in Rockmount exercised a put right on Rockmount's beneficial interest in BAMS requiring net cash payments from FDC of  $213 million. The redemption amount was based on Rockmount's capital account balance in BAMS immediately prior to the redemption with an additional adjustment paid by the Company and Bank of America N.A. based on the level of BAMS revenues for the trailing 12 month period ended March 31, 2010.

The following table presents a summary of the redeemable noncontrolling interests activity in 2010 and 2009 (in millions):

Balance as of January 1, 2009	$—
Contributions	193.0
Share of income	3.7

Adjustment to redemption value of redeemable noncontrolling interests	30.2

Balance as of December 31, 2009	226.9
Distributions	(27.6)
Share of income	35.0
Purchase of noncontrolling interests	(213.3)
Adjustment to redemption value of redeemable noncontrolling interests	7.0
Other	0.1

Balance as of December 31, 2010	$28.1

Stock Compensation Plans	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Stock Compensation Plans
Stock Compensation Plans

Note 9: Stock Compensation Plans

The Company recognizes stock-based compensation expense related to stock options and non-vested restricted stock awards and units that were granted prior to plan modifications made in May 2010. Due to the nature of call rights associated with options and restricted stock awards and units granted subsequent to the plan modifications in 2010, the Company will recognize expense related to such awards only upon certain liquidity or employment termination events.

Total stock-based compensation expense recognized in the "Selling, general and administrative" line item of the Consolidated Statements of Operations was as follows:

	Three months ended June 30,		Six months ended June 30,
(in millions)	2011	2010	2011	2010
Total stock-based compensation expense (pretax)	$4.4	$1.2	$8.9	$6.5

The amount of stock-based compensation expense recognized in the three months ended June 30, 2011 as compared to the same period in 2010 was higher due to a forfeiture rate adjustment made during the three months ended June 30, 2010.

Stock Options

During the six months ended June 30, 2011 time-based and performance-based options were granted under the stock plan. The time-based options granted vest equally over a three to five year period and performance-based options vest based upon the Company achieving certain EBITDA targets.

As of June 30, 2011 there was approximately  $110 million of total unrecognized compensation expense, net of estimated forfeitures, related to non-vested stock options. Approximately  $23 million will be recognized over a weighted-average period of approximately 2.5 years while approximately  $87 million will only be recognized upon the occurrence of certain liquidity or employment termination events.

The fair value of Holdings stock options granted for the six months ended June 30, 2011 were estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions:

Six months ended June 30, 2011
Risk-free interest rate	2.89%
Dividend yield	—
Volatility	54.72%
Expected term (in years)	7
Fair value of stock	$3
Fair value of options	$2

A summary of Holdings stock option activity for the six months ended June 30, 2011 is as follows:

(options in millions)	Options	Weighted-Average Exercise Price
Outstanding at January 1, 2011	70.0	$3
Granted	6.5	$3
Cancelled / Forfeited	(3.0)	$3

Outstanding at June 30, 2011	73.5	$3

Restricted Stock Awards and Restricted Stock Units

Restricted stock awards were granted under the stock plan during the six months ended June 30, 2011. As of June 30, 2011 there was approximately  $32 million of total unrecognized compensation expense, net of estimated forfeitures, related to restricted stock. Approximately  $2 million will be recognized over a weighted-average period of approximately 2 years while approximately  $30 million will only be recognized upon the occurrence of certain liquidity or employment termination events.

A summary of Holdings restricted stock award and restricted stock unit activity for the six months ended June 30, 2011 is as follows:

(awards/units in millions)	Awards/Units	Weighted-Average Grant-Date Fair Value
Non-vested at January 1, 2011	8.4	$3
Granted	2.8	$3
Cancelled / Forfeited	(0.3)	$3

Non-vested at June 30, 2011	10.9	$3

Note 13: Stock Compensation Plans

The Company's parent, Holdings, has a stock incentive plan for certain management employees of FDC and its affiliates ("stock plan"). The stock plan provides the opportunity for certain management employees to purchase shares in Holdings and then receive a number of options or restricted stock based on a multiple of their investment in such shares. The plan also allows for the Company to award shares and options to management employees. The participants of the stock plan enter into a management stockholders' agreement. Principal terms of the management stockholders' agreement include restrictions on transfers, lock ups, right of first refusal, registration rights, and a confidentiality, non-solicitation and non-compete covenant. The expense associated with this plan is recorded by FDC. The number of shares authorized under the stock plan is 119.5 million, 83 million of which are authorized for options.

The participants of the stock plan have the right to require Holdings to repurchase the shares and options upon the employee's termination due to death or disability. The put rights expire one year after the termination event or upon a change in control. The repurchase price for the shares is their fair market value at the time of repurchase. The repurchase price for the options is their intrinsic value at the time of repurchase.

Total stock-based compensation expense recognized in the "Selling, general and administrative" line item of the Consolidated Statements of Operations resulting from stock options, non-vested restricted stock awards and non-vested restricted stock units was as follows:

Year ended December 31,	Amount
2010	$17.1
2009	19.2
2008	16.6

On July 1, 2008, FDC and Holdings purchased the remaining 18.2% and 13.6% of the outstanding equity of Money Network, respectively, not already owned by the Company. The consideration paid by Holdings consisted of 6 million shares of its common stock paid to employees continuing with the Company. During the years ended December 31, 2010, 2009 and 2008, FDC recognized  $3.2 million,  $1.9 million and  $2.4 million, respectively, of stock compensation expense (included in total stock-based compensation expense noted above) due to certain repurchase features associated with the Holdings shares so issued. FDC subsequently purchased Holdings' interest in Money Network for an amount equivalent to the value of the shares issued by Holdings as purchase consideration (excess of value of shares issued by Holdings over the stock compensation expense to be recognized).

In 2008, the Board of Directors approved a deferred compensation plan for non-employee directors that allows each of these directors to defer their annual compensation. The plan is unfunded. For purposes of determining the investment return on the deferred compensation, each director's account will be treated as if credited with a number of shares of Holdings stock determined by dividing the deferred amount by the first fair value of the stock approved during the year. The account balance will be paid in cash upon termination of Board service, certain liquidity events or other certain events at the fair value of the stock at the time of settlement. Due to the cash settlement provisions, the account balances were recorded as a liability and are adjusted to fair value quarterly. As of December 31, 2010, the balance of this liability was  $0.4 million.

Stock Options

During the years ended December 31, 2010, 2009 and 2008, time options and performance options were granted under the stock plan. The time options and performance options have a contractual term of 10 years. Time options vest equally over a three to five year period from the date of issuance and performance options vest based upon the Company achieving certain EBITDA targets. The options also have certain accelerated vesting provisions upon a change in control, a qualified public offering, or certain termination events.

In May 2010, the Company modified the terms of time based options and performance based options outstanding under the stock plan. The modifications only affected active employees as of the modification date. The exercise price on previously granted time based options was reduced from  $5 to  $3. The Company is continuing to recognize expense on these options based on the original grant date fair value amortized over the remaining original vesting schedule. Due to the nature of the call rights associated with the time based options, subsequent to the modification, which expire 180 days after certain employment termination events or the latter of September 24, 2012 or a qualified public offering, the incremental stock option fair value from the change in exercise price will only be recognized upon such events. Prior to the modifications, the call rights expired 180 days after certain employment termination events or the earlier of September 24, 2012 or a change in control. In addition, outstanding performance based options were cancelled and reissued. The reissued performance based options have an exercise price of  $3 and a tiered vesting schedule that provides for vesting of 25%, 75% or 100% of the options if the Company achieves certain EBITDA targets in any fiscal year between January 1, 2010 and December 31, 2013. The performance based options have call rights similar to the time based options described above. Due to the call rights, the Company will only recognize expense on the performance based options upon a qualified public offering or certain employment termination events. In conjunction with the above noted modifications, stock plan participants also received a cash bonus payment in the second quarter of 2010 totaling  $7.8 million.

As of December 31, 2010 there was approximately  $110 million of total unrecognized compensation expense, net of estimated forfeitures, related to non-vested stock options. Approximately  $31 million will be recognized over a weighted-average period of approximately 2.9 years while approximately  $79 million will only be recognized upon a qualified public offering or certain termination events.

During 2010, 2009, and 2008, Holdings paid  $21.9 million,  $4.5 million, and  $3.8 million, respectively, to repurchase shares from employees that terminated employment with the Company.

The fair value of Holdings stock options granted for the years ended December 31, 2010, 2009 and 2008 were estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions (excluding the effect of stock plan modifications):

	Year ended December 31,
	2010	2009	2008
Risk-free interest rate	3.03%	3.21%	3.39%
Dividend yield	—	—	—
Volatility	51.40%	53.58%	55.53%
Expected term (in years)	7	7	7
Fair value of stock	$3	$3	$5
Fair value of options	$2	$2	$3

Risk-free interest rate—The risk-free rate for stock options granted during the period was determined by using a zero-coupon U.S. Treasury rate for the periods that coincided with the expected terms listed above.

Expected dividend yield—No routine dividends are currently being paid by Holdings, or are expected to be paid in future periods.

Expected volatility—As Holdings is a non-publicly traded company, the expected volatility is based on the historical volatilities of a group of guideline companies.

Expected term—The Company estimated the expected term by considering the historical exercise and termination behavior of employees that participated in the Company's previous equity plans, the vesting conditions of options granted under the stock plan, as well as the impact of limited liquidity for common stock of a non-publicly traded company.

Fair value of stock—The Company relied in part upon a third-party valuation firm in determining the fair value of Holdings stock. All key assumptions and valuations were determined by and are the responsibility of management.

A summary of Holdings stock option activity for the year ended December 31, 2010 is as follows (options in millions):

	2010
	Options	Weighted- Average Exercise Price	Remaining Contractual Term
Outstanding as of January 1	67.1	$5
Granted(a)	47.0	$3
Cancelled / Forfeited(a)	(44.1)	$5

Outstanding as of December 31	70.0	$3	7 years

Options exercisable as of December 31	11.7	$3	7 years

(a)	The number of options granted and cancelled/forfeited includes performance based options cancelled and reissued in connection with the stock plan modifications discussed above.

Restricted Stock Awards and Restricted Stock Units

Restricted stock awards were granted under the stock plan during 2010, 2009 and 2008. Grants were made as incentive awards. The restrictions on the awards granted subsequent to the modifications described above will lapse upon a qualified public offering, a change in control or certain employment termination or liquidity events. As such, the Company is not recognizing expense on awards granted subsequent to the modifications described above. The Company is continuing to recognize expense on the restricted stock awards granted prior to the modifications described above based on the original grant date fair value amortized over the remaining original vesting schedule. As of December 31, 2010 there was approximately  $25 million of total unrecognized compensation expense, net of estimated forfeitures, related to restricted stock. Approximately  $2 million will be recognized over a weighted-average period of approximately 2.4 years while approximately  $23 million will only be recognized upon certain liquidity events or certain termination events. During 2010, 2009, and 2008, the Company paid  $2.5 million,  $0.2 million, and  $0.1 million, respectively, to repurchase stock awards from employees that terminated employment with the Company.

A summary of Holdings restricted stock award and restricted stock unit activity for the year ended December 31, 2010 is as follows (awards/units in millions):

	2010 Awards/Units	Weighted- Average Grant-Date Fair Value
Non-vested as of January 1	1.5	$5
Granted	8.1	$3
Cancelled / Forfeited	(1.2)	$4

Non-vested as of December 31	8.4	$3

Employee Benefit Plans	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Employee Benefit Plans
Employee Benefit Plans

Note 8: Employee Benefit Plans

The following table provides the components of net periodic benefit expense for the Company's defined benefit pension plans:

	Three months ended June 30,		Six months ended June 30,
(in millions)	2011	2010	2011	2010
Service costs	$0.8	$0.8	$1.6	$1.6
Interest costs	10.1	9.7	20.0	19.8
Expected return on plan assets	(11.8)	(9.8)	(23.4)	(20.0)
Amortization	0.3	0.5	0.6	1.1

Net periodic benefit expense/(income)	$(0.6)	$1.2	$(1.2)	$2.5

The Company estimates pension plan contributions for 2011 to be approximately  $30 million. During the six months ended June 30, 2011, approximately  $16 million was contributed to the United Kingdom plan and no contributions were made to the U.S. plan.

Note 14: Employee Benefit Plans

Defined Contribution Plans

FDC maintains defined contribution savings plans covering virtually all of the Company's U.S. employees and defined contribution pension plans for international employees primarily in the United Kingdom. The plans provide tax-deferred amounts for each participant, consisting of employee elective contributions, Company matching and discretionary Company contributions.

The following table presents the aggregate amounts charged to expense in connection with these plans (in millions):

Year ended December 31,
2010	2009	2008
$35.7	$38.3	$35.4

Defined Benefit Plans

The Company has a defined benefit pension plan which is frozen and covers certain full-time employees in the U.S. The Company also has separate plans covering certain employees located in the United Kingdom, Greece, Austria and Germany. As of June 30, 2009, the Company eliminated future benefits relating to length of service, compensation and other factors related to its defined benefit pension plan that covers certain employees in the United Kingdom. The Company has accounted for the elimination of benefits as a curtailment which resulted in a re-measurement of the plan assets and benefit obligation. In addition, the Company changed certain assumptions used in the measurement of its benefit obligation. The re-measurement resulted in a net increase to the net pension liability and a loss, net of income taxes, recorded to other comprehensive income of approximately  $53 million due most significantly to a change in the discount rate assumption. This loss is partially offset by a benefit recorded, net of income taxes, to other comprehensive income of approximately  $8 million related to the curtailment of the plan. The curtailment will also decrease service cost expense in future periods.

The Company uses December 31 as the measurement date for its plans.

The following table provides a reconciliation of the changes in the plans' projected benefit obligation and fair value of assets for the years ended December 31, 2010 and 2009, as well as a statement of the funded status as of the respective period ends (in millions);

As of December 31,	2010	2009
Change in benefit obligation
Benefit obligation at beginning of period	$741.5	$544.1
Service costs	3.1	6.6
Interest costs	40.0	37.6
Curtailment	—	(11.6)
Actuarial (gain)/loss	(12.0)	154.5
Divested benefit obligations	—	(1.9)
Termination benefits(a)	1.1	0.1
Benefits paid	(27.3)	(29.6)
Plan participant contributions	—	0.9
Foreign currency translation	(20.5)	40.8

Benefit obligation at end of period	725.9	741.5
Change in plan assets
Fair value of plan assets at the beginning of period	598.4	472.6
Actual return on plan assets	70.0	79.6
Company contributions	31.4	36.8
Plan participant contributions	—	0.9
Benefits paid	(26.8)	(28.3)
Foreign currency translation	(16.7)	36.8

Fair value of plan assets at end of period	656.3	598.4

Funded status of the plans	$(69.6)	$(143.1)

(a)	Related to restructuring activities in Europe.

The net pension liability of  $69.6 million at December 31, 2010 was made up of  $0.2 million of non-current assets and  $69.8 million of non-current liabilities. The projected benefit asset was included in "Other long-term assets" and the liabilities were included in "Other long-term liabilities" on the Consolidated Balance Sheets. The net pension liability of  $143.1 million as of December 31, 2009 is made up of non-current liabilities included in "Other long-term liabilities" on the Consolidated Balance Sheets.

The accumulated benefit obligation for all defined benefit pension plans was  $724.5 million and  $739.8 million as of December 31, 2010 and 2009, respectively.

The following table summarizes the activity in other comprehensive income, net of tax (in millions):

	Year ended December 31,
	2010	2009	2008
Total unrecognized gain/(loss) included in other comprehensive income at the beginning of period	$(93.4)	$(28.9)	$1.6
Unrecognized gain/(loss) arising during the period	27.1	(73.1)	(30.0)
Curtailment	—	7.7	—
Amortization of deferred gains/(losses) to net periodic benefit expense(a)	1.4	0.9	—
Foreign currency translation	—	—	(0.5)

Total unrecognized gain/(loss) included in other comprehensive income at end of period	$(64.9)	$(93.4)	$(28.9)

(a)	Expected amortization of deferred losses to net periodic benefit expense in 2011 is $1.2 million pretax.

Amounts recorded in other comprehensive income represent unrecognized net actuarial gains and losses. The Company does not have prior year service costs or credits or net transition assets or obligations.

The following table provides the components of net periodic benefit cost for the plans (in millions):

	Year ended December 31,
	2010	2009	2008
Service costs	$3.1	$6.6	$10.8
Interest costs	40.0	37.6	41.1
Expected return on plan assets	(40.4)	(35.3)	(42.4)
Amortization	2.2	1.3	—

Net periodic benefit expense	$4.9	$10.2	$9.5

Assumptions. The weighted-average rate assumptions used in the measurement of the Company's benefit obligation are as follows:

As of December 31,	2010	2009	2008
Discount rate	5.40%	5.62%	6.52%
Rate of compensation increase*	4.00%	4.00%	3.76%

*	2010 and 2009 applies to a plan in Greece. 2008 applies to plans in the United Kingdom, Germany, Greece and Austria.

The weighted-average rate assumptions used in the measurement of the Company's net cost are as follows:

As of December 31,	2010	2009	2008
Discount rate	5.55%	6.19%	5.94%
Expected long-term return on plan assets	6.86%	6.95%	6.84%
Rate of compensation increase*	4.00%	3.85%	3.82%

*	2010 applies to Greece. 2009 applies to plans in the United Kingdom (through June 2009) and Greece. 2008 applies to plans in the United Kingdom, Germany, Greece and Austria.

Assumptions for the U.S. plans and the foreign plans are comparable in all of the above periods. The Company employs a building block approach in determining the long-term rate of return for plan assets with proper consideration of diversification and re-balancing. Historical markets are studied and long-term historical relationships between equities and fixed-income securities are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors such as inflation and interest rates are evaluated before long-term capital market assumptions are determined. Peer data and historical returns are reviewed to check for reasonableness and appropriateness. All assumptions are the responsibility of management.

Plan assets. The Company's pension plan target asset allocation, based on the investment policy as of December 31, 2010, is as follows:

Asset Category	Target allocation U.S. plans	Target allocation Foreign plans
Equity securities	40%	60%
Debt securities	60%	40%

The Company employs a total return investment approach whereby a mix of equities and fixed income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities and plan funded status. The investment portfolio contains a diversified blend of equity and fixed-income investments. Furthermore, equity investments are diversified across U.S. and non-U.S. stocks, as well as growth, value, and small, mid and large capitalizations. In addition, private equity securities comprise a very small part of the equity allocation. The fixed income allocation is a combination of fixed income investment strategies designed to contribute to the total rate of return of all plan assets while minimizing risk and supporting the duration of plan liabilities.

Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset and liability studies. The general philosophy of the Investment Council in setting the allocation percentages for the domestic plan shown above is to adhere to the appropriate allocation mix necessary to support the underlying plan liabilities as influenced significantly by the demographics of the participants and the frozen nature of the plan.

The goal of the Board of Trustees of the United Kingdom plan is the acquisition of secure assets of appropriate liquidity which are expected to generate income and capital growth to meet, together with new contributions from the Company, the cost of current and future benefits, as set out in the Trust Deed and Rules. The Trustees, together with the plan's consultants and actuaries, further design the asset allocation shown above to limit the risk of the assets failing to meet the liabilities over the long term. Currently the equity allocation is diversified amongst both United Kingdom and non-United Kingdom equities from North America, Europe, Japan and Asia Pacific. A small portion is allocated to other global emerging market equity securities. Fixed income is allocated primarily to United Kingdom government bond securities with the remaining portion in investment-grade corporate bonds.

Fair value measurements. Financial instruments included in plan assets carried and measured at fair value on a recurring basis are classified in the table below according to the hierarchy described in Note 7 (in millions):

	Fair Value Measurement Using
As of December 31, 2010	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Investments:
Cash and cash equivalents(a)	$5.5	—	—	$5.5
Registered investment companies(b)	21.1	—	—	21.1
Private investment funds—redeemable(c)	—	$625.0	—	625.0
Private investment funds—non-redeemable(d)	—	—	$0.3	0.3
Insurance annuity contracts(e)	—	—	4.4	4.4

Total investments at fair value	$26.6	$625.0	$4.7	$656.3

(a)	Includes 76% of cash held in demand deposits and 24% of short-term money market accounts.
(b)	Comprised of small and mid-cap equity funds.
(c)	Includes 50% of equity index funds, 49% of fixed income investments, and 1% other investments.
(d)	Comprised of limited liability corporations and limited partnership interests.
(e)	Comprised of assets held under insurance annuity contracts.

As of December 31, 2009	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Investments:
Cash and cash equivalents(a)	$8.5	—	—	$8.5
Registered investment companies(b)	7.0	—	—	7.0
Private investment funds—redeemable(c)	—	$577.2	—	577.2
Private investment funds—non-redeemable(d)	—	—	$0.4	0.4
Insurance annuity contracts(e)	—	—	5.3	5.3

Total investments at fair value	$15.5	$577.2	$5.7	$598.4

(a)	Includes 94% of cash held in demand deposits and 6% of short-term money market accounts.
(b)	Comprised of small and mid-cap equity funds.
(c)	Includes 52% of equity index funds and 48% of fixed income investments.
(d)	Comprised of limited liability corporations and limited partnership interests.
(e)	Comprised of assets held under insurance annuity contracts.

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3)
(in millions)	Insurance annuity contracts	Private investment funds non-redeemable
Beginning balance as of December 31, 2009	$5.3	$0.4
Actual return on plan assets	(0.9)	—
Distributions	—	(0.1)

Ending balance as of December 31, 2010	$4.4	$0.3

Cash and cash equivalents. The Company's domestic Plan held cash and cash equivalents of  $1.3 million and  $0.5 million at December 31, 2010 and 2009, respectively, which consists of an investment in shares of a registered money market fund. The fair value is determined by year end Net Asset Values ("NAV's") publicly reported on national exchanges as of December 31, 2010. The Company's United Kingdom Plan held cash of  $4.2 million and  $8.0 million at December 31, 2010 and 2009, respectively, which consists of demand deposits.

Registered investment companies. The Company's domestic Plan was invested in shares of mutual funds as of December 31, 2010 and 2009, which are registered with the Securities and Exchange Commission. Prices of these funds are based on NAV's calculated by the funds and are publicly reported on national exchanges. The domestic Plan measures fair value of these investments using the NAV's provided by the fund managers.

Private investment funds—redeemable. The Company's domestic and United Kingdom Plans are invested in shares or units of several private investment funds, not the underlying assets. Redeemable private investment funds include collective trusts, comingled funds, pooled funds, limited partnerships, limited liability corporations, and group trusts. The funds calculate NAV's on a periodic basis and are available only from the fund managers. Private investment funds are redeemable at the NAV's.

Private investment funds—non-redeemable. The Company's domestic Plan has investments in several partnerships (limited partnership and limited liability corporations) for which the domestic Plan has no ability to redeem or transfer its interests; therefore, there is no market in which the domestic Plan can exit these investments. As a result, the domestic Plan measures fair value of these investments using estimates of fair value which come from partner capital statements provided by the partnerships.

Insurance annuity contracts. The Company's United Kingdom Plan is invested in several insurance annuity contracts. The value of these contracts is calculated by estimating future payments and discounting them to present value. As a result, there is no market for the Plan to exit these investments.

Contributions. Contributions to the plans in 2011 are expected to be approximately  $29 million.

The estimated future benefit payments, which reflect expected future service, are expected to be as follows (in millions):

Year ended December 31,	Amount
2011	$21.6
2012	22.6
2013	23.9
2014	25.5
2015	28.0
2016-2020	171.9

The Company does not offer post-retirement health care or other insurance benefits for retired employees.

Segment Information	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Segment Information
Segment Information

Note 5: Segment Information

For a detailed discussion of the Company's principles regarding its operating segments refer to Note 15 to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

The following tables present the Company's operating segment results for the three and six months ended June 30, 2011 and 2010:

Three months ended June 30, 2011 (in millions)	Retail and Alliance Services	Financial Services	International	All Other and Corporate	Totals
Revenues:
Transaction and processing service fees	$740.9	$337.7	$341.5	$28.0	$1,448.1
Product sales and other	102.8	6.9	100.3	9.1	219.1
Equity earnings in affiliates(a)	—	—	9.7	—	9.7

Total segment reporting revenues	$843.7	$344.6	$451.5	$37.1	$1,676.9

Internal revenue	$4.6	$9.8	$2.4	$—	$16.8
External revenue	839.1	334.8	449.1	37.1	1,660.1
Depreciation and amortization	138.6	89.0	81.9	9.5	319.0
Segment EBITDA	352.2	142.5	119.1	(52.7)	561.1
Other operating expenses and other income (expense) excluding divestitures	(21.5)	(0.3)	(14.1)	17.0	(18.9)

Three months ended June 30, 2010 (in millions)	Retail and Alliance Services	Financial Services	International	All Other and Corporate	Totals
Revenues:
Transaction and processing service fees	$750.2	$341.5	$297.6	$36.1	$1,425.4
Product sales and other	103.5	9.9	82.5	13.5	209.4
Equity earnings in affiliates(a)	—	—	7.0	—	7.0

Total segment reporting revenues	$853.7	$351.4	$387.1	$49.6	$1,641.8

Internal revenue	$4.8	$9.5	$2.0	$—	$16.3
External revenue	848.9	341.9	385.1	49.6	1,625.5
Depreciation and amortization	168.8	91.9	68.4	10.2	339.3
Segment EBITDA	344.9	134.6	73.0	(39.6)	512.9
Other operating expenses and other income (expense) excluding divestitures	16.2	0.5	(4.0)	(10.1)	2.6

Six months ended June 30, 2011 (in millions)	Retail and Alliance Services	Financial Services	International	All Other and Corporate	Totals
Revenues:
Transaction and processing service fees	$1,405.0	$669.2	$665.2	$60.2	$2,799.6
Product sales and other	203.5	13.0	184.8	16.7	418.0
Equity earnings in affiliates(a)	—	—	16.8	—	16.8

Total segment reporting revenues	$1,608.5	$682.2	$866.8	$76.9	$3,234.4

Internal revenue	$9.0	$20.5	$4.6	$—	$34.1
External revenue	1,599.5	661.7	862.2	76.9	3,200.3
Depreciation and amortization	294.3	175.7	155.9	21.9	647.8
Segment EBITDA	637.7	279.2	210.8	(98.8)	1,028.9
Other operating expenses and other income (expense) excluding divestitures	(21.8)	(5.5)	(19.8)	(10.7)	(57.8)

Six months ended June 30, 2010 (in millions)	Retail and Alliance Services	Financial Services	International	All Other and Corporate	Totals
Revenues:
Transaction and processing service fees	$1,401.8	$679.8	$598.7	$75.0	$2,755.3
Product sales and other	189.1	17.7	166.3	32.8	405.9
Equity earnings in affiliates(a)	—	—	13.8	—	13.8

Total segment reporting revenues	$1,590.9	$697.5	$778.8	$107.8	$3,175.0

Internal revenue	$9.0	$18.0	$4.2	$—	$31.2
External revenue	1,581.9	679.5	774.6	107.8	3,143.8
Depreciation and amortization	337.2	175.9	142.3	24.9	680.3
Segment EBITDA	594.2	267.7	151.1	(75.8)	937.2
Other operating expenses and other income (expense) excluding divestitures	12.8	(4.4)	(8.1)	(21.7)	(21.4)

A reconciliation of reportable segment amounts to the Company's consolidated balances is as follows:

	Three months ended June 30,		Six months ended June 30,
(in millions)	2011	2010	2011	2010
Segment Revenues:
Total reported segments	$1,639.8	$1,592.2	$3,157.5	$3,067.2
All Other and Corporate	37.1	49.6	76.9	107.8
Adjustment to reconcile to Adjusted revenue:
Official check and money order revenues(b)	(3.9)	(4.7)	(6.8)	(14.6)
Eliminations of intersegment revenues	(16.8)	(16.3)	(34.1)	(31.2)

Adjusted revenue	1,656.2	1,620.8	3,193.5	3,129.2

Adjustment to reconcile to Consolidated revenues:
Adjustments for non-wholly-owned entities(c)	50.1	57.7	98.1	110.1
Official check and money order revenues(b)	3.9	4.7	6.8	14.6
ISO commission expense	100.6	81.6	192.3	153.9
Reimbursable debit network fees, postage and other	939.0	849.9	1,803.3	1,609.0

Consolidated revenues	$2,749.8	$2,614.7	$5,294.0	$5,016.8

Segment EBITDA:
Total reported segments	$613.8	$552.5	$1,127.7	$1,013.0
All Other and Corporate	(52.7)	(39.6)	(98.8)	(75.8)

Adjusted EBITDA	561.1	512.9	1,028.9	937.2

Adjustments to reconcile to "Net loss attributable to First Data Corporation":
Divested businesses	—	1.4	—	1.4
Adjustments for non-wholly-owned entities(c)	10.9	7.8	24.1	18.0
Depreciation and amortization	(329.8)	(347.4)	(671.6)	(698.7)
Interest expense	(462.3)	(450.9)	(904.6)	(899.8)
Interest income	1.9	1.4	3.8	3.4
Other items (d)	(22.5)	2.6	(66.9)	(1.4)
Income tax benefit	88.1	122.4	236.1	260.5
Stock-based compensation	(4.4)	(1.2)	(8.5)	(6.5)
Official check and money order EBITDA(b)	1.2	1.2	1.3	7.6
Costs of alliance conversions	(6.7)	(5.9)	(13.0)	(11.7)
Stock plan modification expenses	—	(7.8)	—	(7.8)
KKR related items	(9.8)	(7.7)	(19.0)	(13.5)
Debt issuance costs	(3.5)	—	(3.5)	—

Net loss attributable to First Data Corporation	$(175.8)	$(171.2)	$(392.9)	$(411.3)

(a)

Excludes equity losses that were recorded in expense and the amortization related to the excess of the investment balance over the Company's proportionate share of the investee's net book value for the International segment.

(b)	Represents an adjustment to exclude the official check and money order businesses from revenue and EBITDA due to the Company's wind down of these businesses.

(c)	Represents the net adjustment to reflect First Data's proportionate share of alliance revenue and EBITDA within the Retail and Alliance Services segment and amortization related to equity method investments not included in segment EBITDA.
(d)	Includes restructuring, litigation and regulatory settlements, and impairments as applicable to the periods presented and "Other income (expense)" as presented in the Consolidated Statements of Operations.

Segment assets are as follows:

(in millions)	As of June 30, 2011	As of December 31, 2010
Assets:
Retail and Alliance Services	$24,293.9	$24,673.8
Financial Services	4,809.7	4,982.2
International	5,545.6	5,186.7
All Other and Corporate	2,641.1	2,701.4

Consolidated	$37,290.3	$37,544.1

A reconciliation of reportable segment depreciation and amortization amounts to the Company's consolidated balances in the Consolidated Statements of Cash Flows is as follows:

	Three months ended June 30,		Six months ended June 30,
(in millions)	2011	2010	2011	2010
Depreciation and amortization:
Total reported segments	$309.5	$329.1	$625.9	$655.4
All Other and Corporate	9.5	10.2	21.9	24.9

	319.0	339.3	647.8	680.3

Adjustments to reconcile to consolidated depreciation and amortization:
Adjustments for non-wholly-owned entities	28.8	26.2	57.5	54.8
Amortization of initial payments for new contracts	10.1	9.1	19.7	18.7

Total consolidated depreciation and amortization	$357.9	$374.6	$725.0	$753.8

Note 15: Segment Information

Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the Company's chief operating decision maker ("CODM"), or decision-making group, in deciding how to allocate resources and in assessing performance. The Company's CODM is its Chief Executive Officer. The Company is organized in three segments: Retail and Alliance Services, Financial Services and International.

Effective January 1, 2010, IPS is being reported within All Other and Corporate. Results for 2009 and 2008 have been adjusted to reflect the change. Other amounts in 2009 and 2008 have been adjusted to conform to current year presentation.

The business segment measurements provided to and evaluated by the CODM are computed in accordance with the following principles:

•	The accounting policies of the operating segments are the same as those described in the summary of significant accounting policies.

•	Segment results exclude divested businesses.

•

Retail and Alliance Services segment revenue does not include equity earnings because it is reported using proportionate consolidation as described below. Other segment revenue includes equity earnings in affiliates (excluding amortization expense) and intersegment revenue.

•	Segment revenue excludes reimbursable debit network fees, postage and other revenue.

•

Segment earnings before net interest expense, income taxes, depreciation and amortization ("EBITDA") includes equity earnings in affiliates and excludes depreciation and amortization expense, net income attributable to noncontrolling interests, other operating expenses and other income (expense). Retail and Alliance Services segment EBITDA does not include equity earnings because it is reported using proportionate consolidation as described below. Additionally, segment EBITDA is adjusted for items similar to certain of those used in calculating the Company's compliance with debt covenants. The additional items that are adjusted to determine segment EBITDA are:

•	stock based compensation expense is excluded;

•	official check and money order businesses' EBITDA are excluded;

•

cost of data center technology and savings initiatives are excluded and represent implementation costs associated with initiatives to reduce operating expenses including items such as platform and data center consolidation initiatives in the International segment, expenses related to the reorganization of global application development resources, expenses associated with domestic data center consolidation initiatives and planned workforce reduction expenses, expenses related to the conversion of certain BAMS merchant clients onto First Data platforms, as well as certain platform development and other costs directly associated with the termination of the CPS alliance, all of which are considered nonrecurring projects (excludes costs accrued in purchase accounting);

•

debt issuance costs are excluded and represent costs associated with issuing debt and modifying the Company's debt structure as well as costs associated with the issuance of debt related to the merger with an affiliate of KKR in 2007;

•

KKR related items are excluded and represent items related to the merger with an affiliate of KKR primarily resulting from annual sponsor fees for management, consulting, financial and other advisory services and the effect of purchase accounting associated with the merger on EBITDA which is primarily the result of revenue recognition adjustments.

•

Retail and Alliance Services segment revenue and EBITDA are reflected based on the Company's proportionate share of the results of its investments in businesses accounted for under the equity method and consolidated subsidiaries with noncontrolling ownership interests. In addition, Retail and Alliance services segment measures reflect commission payments to certain ISO's, which are treated as an expense in the Consolidated Statements of Operations, as contra revenue to be consistent with revenue share arrangements with other ISO's that are recorded as contra revenue.

•

Corporate operations include administrative and shared service functions such as the executive group, legal, tax, treasury, internal audit, accounting, human resources, information technology and procurement. Costs incurred by Corporate that are directly attributable to a segment are allocated to the respective segment. Administrative and shared service costs are retained by Corporate.

The following tables present the Company's operating segment results for the years ended December 31, 2010, 2009 and 2008 (in millions):

Year ended December 31, 2010	Retail and Alliance Services	Financial Services	International	All Other and Corporate	Totals
Revenues:
Transaction and processing service fees	$2,923.9	$1,362.2	$1,237.5	$126.8	$5,650.4
Product sales and other	390.9	46.8	353.9	23.9	815.5
Equity earnings in affiliates(a)	—	—	29.4	—	29.4

Total segment reporting revenues	$3,314.8	$1,409.0	$1,620.8	$150.7	$6,495.3

Internal revenue	$18.0	$36.0	$8.4	$—	$62.4
External revenue	3,296.8	1,373.0	1,612.4	150.7	6,432.9
Depreciation and amortization	676.2	362.9	289.9	51.2	1,380.2
Segment EBITDA	1,322.3	553.0	329.8	(178.1)	2,027.0
Other operating expenses and other income (expense) excluding divestitures	(60.2)	(8.5)	(26.4)	(21.0)	(116.1)
Expenditures for long-lived assets	26.4	69.9	167.2	100.7	364.2
Equity earnings in affiliates	104.8	—	12.5	—	117.3
Investment in unconsolidated affiliates	1,013.5	—	194.7	—	1,208.2

Year ended December 31, 2009	Retail and Alliance Services	Financial Services	International	All Other and Corporate	Totals
Revenues:
Transaction and processing service fees	$2,720.1	$1,379.8	$1,197.1	$209.7	$5,506.7
Product sales and other	342.7	63.0	344.9	40.7	791.3
Equity earnings in affiliates(a)	—	—	30.1	—	30.1

Total segment reporting revenues	$3,062.8	$1,442.8	$1,572.1	$250.4	$6,328.1

Internal revenue	$16.5	$34.0	$6.5	$1.1	$58.1
External revenue	3,046.3	1,408.8	1,565.6	249.3	6,270.0
Depreciation and amortization	752.2	353.3	285.6	73.7	1,464.8
Segment EBITDA	1,193.5	645.3	398.7	(122.7)	2,114.8
Other operating expenses and other income (expense) excluding divestitures	(5.3)	(25.6)	(173.9)	(133.1)	(337.9)
Expenditures for long-lived assets	42.5	84.2	170.3	81.8	378.8
Equity earnings in affiliates	86.6	—	11.2	—	97.8
Investment in unconsolidated affiliates	1,075.8	—	215.5	—	1,291.3

Year ended December 31, 2008	Retail and Alliance Services	Financial Services	International	All Other and Corporate	Totals
Revenues:
Transaction and processing service fees	$2,894.2	$1,480.4	$1,324.3	$220.1	$5,919.0
Product sales and other	383.0	37.1	338.5	156.8	915.4
Equity earnings in affiliates(a)	—	—	33.2	2.5	35.7

Total segment reporting revenues	$3,277.2	$1,517.5	$1,696.0	$379.4	$6,870.1

Internal revenue	$19.7	$35.9	$6.3	$0.7	$62.6
External revenue	3,257.5	1,481.6	1,689.7	378.7	6,807.5
Depreciation and amortization	901.9	321.5	254.6	81.6	1,559.6
Segment EBITDA	1,407.8	753.1	433.3	(39.2)	2,555.0
Other operating expenses and other income (expense) excluding divestitures	(1,104.6)	(1,399.6)	(366.3)	(186.8)	(3,057.3)
Expenditures for long-lived assets	30.4	180.1	202.3	34.0	446.8
Equity earnings in affiliates	109.1	—	11.8	2.1	123.0
Investment in unconsolidated affiliates	1,042.0	—	217.6	—	1,259.6

A reconciliation of reportable segment amounts to the Company's consolidated balances is as follows (in millions):

	Year ended December 31,
	2010	2009	2008
Revenues:
Total reported segments	$6,344.6	$6,077.7	$6,490.7
All Other and Corporate	150.7	250.4	379.4
Adjustments to reconcile to Adjusted revenue:
Official check and money order revenues(b)	8.0	(0.8)	(43.1)
Eliminations of intersegment revenues	(62.4)	(58.1)	(62.6)

Adjusted revenue	6,440.9	6,269.2	6,764.4

Adjustments to reconcile to Consolidated revenues:
Divested businesses	—	75.2	178.0
Adjustments for non-wholly owned entities(c)	224.1	(12.3)	(375.8)
Official check and money order revenues	(8.0)	0.8	43.1
ISO commission expense	333.8	252.7	100.9
Reimbursable debit network fees, postage and other	3,389.6	2,728.2	2,100.7

Consolidated revenues	$10,380.4	$9,313.8	$8,811.3

Segment EBITDA:
Total reported segments	$2,205.1	$2,237.5	$2,594.2
All Other and Corporate	(178.1)	(122.7)	(39.2)

Adjusted EBITDA	2,027.0	2,114.8	2,555.0

Adjustments to reconcile to "Net loss attributable to First Data Corporation":
Divested businesses	1.1	43.7	88.3
Adjustments for non-wholly owned entities(c)	34.3	(21.3)	(237.8)
Depreciation and amortization	(1,414.4)	(1,452.3)	(1,369.7)
Interest expense	(1,796.6)	(1,796.4)	(1,964.9)
Interest income	7.8	11.7	26.0
Other items(d)	(97.4)	(351.0)	(3,270.0)
Income tax benefit	323.8	578.8	699.2
Stock based compensation	(16.1)	(19.2)	(16.6)
Official check and money order EBITDA	(21.2)	(19.9)	5.7
Cost of data center, technology and savings initiatives	(33.5)	(147.9)	(229.2)
KKR merger related items	(28.5)	(26.5)	(46.3)
Debt issuance costs	(8.1)	(0.7)	(4.0)
Eliminations	—	(0.2)	—

Net loss attributable to First Data Corporation	$(1,021.8)	$(1,086.4)	$(3,764.3)

(a)	Excludes equity losses that were recorded in expense and the amortization related to the excess of the investment balance over the Company's proportionate share of the investee's net book value for the International segment and All Other and Corporate.
(b)	Represents an adjustment to exclude the official check and money order businesses from Adjusted revenue.
(c)	Represent the net adjustment to reflect First Data's proportionate share of alliance revenue and EBITDA within the Retail and Alliance Services segment and amortization related to equity method investments not included in segment EBITDA.
(d)	Includes "Other operating expenses" and "Other income (expense)" as presented on the Consolidated Statements of Operations.

Segment assets are as follows (in millions):

As of December 31,	2010	2009
Assets:
Retail and Alliance Services	$24,673.8	$25,377.3
Financial Services	4,982.2	5,238.8
International	5,186.7	5,841.5
All Other and Corporate	2,701.4	3,277.8

Consolidated	$37,544.1	$39,735.4

A reconciliation of reportable segment depreciation and amortization amounts to the Company's consolidated balances in the Consolidated Statements of Cash Flows is as follows (in millions):

	Year ended December 31,
	2010	2009	2008
Depreciation and Amortization:
Total reported segments	$1,329.0	$1,391.1	$1,478.0
All Other and Corporate	51.2	73.7	81.6

	1,380.2	1,464.8	1,559.6

Adjustments to reconcile to consolidated depreciation and amortization:
Divested businesses	—	8.9	15.8
Adjustments for non-wholly owned entities	107.2	52.4	(26.7)
Amortization of initial payments for new contracts	38.6	27.7	10.9

Total consolidated depreciation and amortization	$1,526.0	$1,553.8	$1,559.6

Information concerning principal geographic areas was as follows (in millions):

	United States	International	Total
Revenues
2010	$8,806.8	$1,573.6	$10,380.4
2009	7,789.3	1,524.5	9,313.8
2008	7,033.2	1,778.1	8,811.3
Long-Lived Assets
2010	$21,979.0	$3,424.6	$25,403.6
2009	22,962.4	3,694.7	26,657.1
2008	20,026.0	3,826.2	23,852.2

"International" represents businesses of significance, which have local currency as their functional currency regardless of the segments to which the associated revenues and long-lived assets applied.

Quarterly Financial Results	12 Months Ended
Dec. 31, 2010
Quarterly Financial Results
Quarterly Financial Results

Note 16: Quarterly Financial Results (Unaudited)

Summarized quarterly results for the two years ended December 31, 2010 and 2009, respectively, are as follows (in millions):

2010 by Quarter:	First	Second	Third	Fourth
Revenues	$2,402.1	$2,614.7	$2,633.1	$2,730.5
Expenses	2,332.1	2,467.9	2,492.4	2,571.3
Interest income	2.0	1.4	2.1	2.3
Interest expense	(448.9)	(450.9)	(455.8)	(441.0)
Other income (expense)	8.2	24.8	(52.3)	3.4

Loss before income taxes and equity earnings in affiliates	(368.7)	(277.9)	(365.3)	(276.1)
Income tax (benefit) expense	(138.1)	(122.4)	52.3	(115.6)
Equity earnings in affiliates	22.2	33.3	31.2	30.6

Net loss	(208.4)	(122.2)	(386.4)	(129.9)
Less: Net income attributable to noncontrolling interests	31.7	49.0	44.9	49.3

Net loss attributable to First Data Corporation	$(240.1)	$(171.2)	$(431.3)	$(179.2)

2009 by Quarter:	First	Second	Third	Fourth
Revenues	$2,076.2	$2,208.6	$2,443.2	$2,585.8
Expenses	2,045.8	2,090.4	2,328.4	2,694.4
Interest income	3.3	3.1	3.2	2.1
Interest expense	(448.2)	(449.6)	(447.5)	(451.1)
Other income (expense)	23.3	(3.6)	(84.5)	3.5

Loss before income taxes and equity earnings in affiliates	(391.2)	(331.9)	(414.0)	(554.1)
Income tax benefit	(144.8)	(112.8)	(132.5)	(188.7)
Equity earnings in affiliates	18.5	25.5	26.8	27.0

Net loss	(227.9)	(193.6)	(254.7)	(338.4)
Less: Net income attributable to noncontrolling interests	3.4	2.3	35.9	30.2

Net loss attributable to First Data Corporation	$(231.3)	$(195.9)	$(290.6)	$(368.6)

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Taxes

Note 17: Income Taxes

	Year ended December 31,
(in millions)	2010	2009	2008
Components of pretax (loss) income:
Domestic	$(1,289.1)	$(1,799.2)	$(3,983.1)
Foreign	118.4	205.8	(324.1)

	$(1,170.7)	$(1,593.4)	$(4,307.2)

(Benefit) provision for income taxes:
Federal	$(313.9)	$(579.6)	$(667.8)
State and local	(39.3)	(38.8)	(46.6)
Foreign	29.4	39.6	15.2

	$(323.8)	$(578.8)	$(699.2)

Effective Income Tax Rate	27.7%	36.3%	16.2%

The Company's effective tax rates differ from statutory rates as follows:

	Year ended December 31,
	2010	2009	2008
Federal statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal income tax benefit	2.0	2.1	1.1
Nontaxable income from noncontrolling interests	5.2	1.6	1.3
Impact of foreign operations(a)	1.5	2.5	1.2
Valuation allowances	(15.1)	(1.7)	(0.1)
Liability for unrecognized tax benefits	2.1	(2.5)	(0.7)
Goodwill impairment	0.0	(0.3)	(24.4)
Other	(3.0)	(0.4)	2.8

Effective tax rate	27.7%	36.3%	16.2%

(a)	The impact of foreign operations includes the effects of tax earnings and profits adjustments, foreign losses and differences between foreign tax expense and foreign taxes eligible for the U.S. foreign tax credit.

The Company's income tax (benefits) provisions consisted of the following components:

	Year ended December 31,
(in millions)	2010	2009	2008
Current
Federal	$(27.7)	$39.8	$31.4
State and local	18.3	13.1	29.2
Foreign	57.7	67.7	103.5

	48.3	120.6	164.1
Deferred
Federal	(286.2)	(619.4)	(699.1)
State and local	(57.6)	(51.9)	(75.8)
Foreign	(28.3)	(28.1)	(88.4)

	(372.1)	(699.4)	(863.3)

	$(323.8)	$(578.8)	$(699.2)

Income tax payments, net of refunds received, of  $100.5 million in 2010 were greater than current expense primarily as a result of the decreased liability for unrecognized tax benefits reducing current expense. Income tax payments, net of refunds received, of  $79 million in 2009 were less than current expense primarily as a result of the increased liability for unrecognized tax benefits increasing current expense. Income tax payments, net of refunds received, of  $69 million in 2008 were less than current expense primarily due to the actual receipt of tax refunds related to the period from September 25, 2007 through December 31, 2007.

Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the book and tax bases of the Company's assets and liabilities. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. Deferred tax assets are included in both "Other current assets" and "Other long-term assets" in the Company's Consolidated Balance Sheets. Deferred tax liabilities are included in "Deferred long-term tax liabilities" in the Company's Consolidated Balance Sheets. The following table outlines the principal components of deferred tax items (in millions):

As of December 31,	2010	2009
Deferred tax assets related to:
Reserves and other accrued expenses	$360.1	$337.3
Pension obligations	43.4	72.7
Employee related liabilities	59.8	57.1
Deferred revenues	15.3	9.1
Unrealized securities and hedging (gain)/loss	101.7	163.1
Net operating losses and tax credit carryforwards	772.8	547.5
U.S. foreign tax credits on undistributed earnings	171.4	186.8
Foreign exchange (gain)/loss	23.1	34.8

Total deferred tax assets	1,547.6	1,408.4
Valuation allowance	(287.2)	(110.6)

Realizable deferred tax assets	1,260.4	1,297.8

Deferred tax liabilities related to:
Property, equipment and intangibles	(1,549.8)	(2,052.2)
Investment in affiliates and other	(472.6)	(328.6)
U.S. tax on foreign undistributed earnings	(113.7)	(138.9)

Total deferred tax liabilities	(2,136.1)	(2,519.7)

Net deferred tax liabilities	$(875.7)	$(1,221.9)

The Company's deferred tax assets and liabilities were included in the Consolidated Balance Sheets as follows (in millions):

As of December 31,	2010	2009
Current deferred tax assets	$126.4	$121.2
Long-term deferred tax assets	11.6	3.3
Long-term deferred tax liabilities	(1,013.7)	(1,346.4)

Net deferred tax liabilities	$(875.7)	$(1,221.9)

As of December 31, 2010 and December 31, 2009 the Company had recorded valuation allowances of  $287.2 million and  $110.6 million, respectively, against federal, state and foreign net operating losses and foreign tax credits. The increase to the valuation allowance of  $176.6 million in 2010 was primarily due to a change in federal tax law, which adversely affects the Company's ability to utilize foreign tax credits.

The following table presents the approximate amounts of federal, state and foreign net operating loss carryforwards and foreign tax credit, general business credit and minimum tax credit carryforwards (in millions):

As of December 31,	2010
Federal net operating loss carryforwards(a)	$1,566
State net operating loss carryforwards(b)	2,402
Foreign net operating loss carryforwards(c)	240
Foreign tax credit carryforwards(d)	109
General business credit carryforwards(e)	26
Minimum tax credit carryforwards(f)	14

(a)	If not utilized, these carryforwards will expire in years 2015 through 2030.
(b)	If not utilized, these carryforwards will expire in years 2011 through 2030.
(c)	Foreign net operating loss carryforwards of $117 million, if not utilized, will expire in years 2011 through 2020. The remaining foreign net operating loss carryforwards of $123 million have an indefinite life.
(d)	If not utilized, these carryforwards will expire in years 2017 through 2020.
(e)	If not utilized, these carryforwards will expire in years 2025 through 2029.
(f)	These carryforwards have an indefinite life.

A reconciliation of the unrecognized tax benefits for the year ended December 31, 2008, 2009 and 2010 is as follows (in millions):

Balance as of January 1, 2008	$368.1
Increases for tax positions of prior years	23.1
Decreases for tax positions of prior years	(11.6)
Increases for tax positions related to the current period	4.9
Decreases for cash settlements with taxing authorities	(3.3)
Decreases due to the lapse of the applicable statute of limitations	(9.7)

Balance as of December 31, 2008	$371.5
Increases for tax positions of prior years	21.6
Decreases for tax positions of prior years	(5.2)
Increases for tax positions related to the current period	35.4
Decreases for cash settlements with taxing authorities	(2.9)
Decreases due to the lapse of the applicable statute of limitations	(5.4)

Balance as of December 31, 2009	$415.0
Increases for tax positions of prior years	0.5
Decreases for tax positions of prior years	(45.4)
Increases for tax positions related to the current period	1.9
Decreases for cash settlements with taxing authorities	(1.4)
Decreases due to the lapse of the applicable statute of limitations	(2.0)

Balance as of December 31, 2010	$368.6

Most of the unrecognized tax benefits are included in the "Other long-term liabilities" line of the Consolidated Balance Sheets, net of the federal benefit on state income taxes (approximately  $24 million at December 31, 2010). However, those unrecognized tax benefits that affect the federal consolidated tax years ending December 31, 2008, 2009 and 2010 are included in the "Long-term deferred tax liabilities" line of the Consolidated Balance Sheets, as these items reduce the Company's net operating loss and credit carryforwards from those periods. The unrecognized tax benefits at December 31, 2010 and 2009 included approximately  $195 million and  $217 million, respectively, of tax positions that, if recognized, would affect the effective tax rate.

During the year ended December 31, 2010, the Company's liability for unrecognized tax benefits was reduced by  $39 million upon the closure of the 2002 federal tax year and after negotiating settlements with the Internal Revenue Service ("IRS") regarding specific contested issues in the 2003 and 2004 federal tax years. The reduction in the liability was recorded through a decrease to tax expense and an increase to deferred tax liabilities.

During the years ended December 31, 2009 and 2008, the Company's liability for unrecognized tax benefits was reduced by  $5 million and  $11 million, respectively, after negotiating settlements with certain state jurisdictions. The reductions in the liability were recorded through cash payments and a decrease to tax expense in 2009 and a decrease to goodwill in 2008.

The Company recognizes interest and penalties related to unrecognized tax benefits in the "Income tax benefit" line item of the Consolidated Statements of Operations. Cumulative accrued interest and penalties (net of related tax benefits) are not included in the ending balances of unrecognized tax benefits. Cumulative accrued interest and penalties are included in the "Other long-term liabilities" line of the Consolidated Balance Sheets. The related tax benefits of the accrued interest are included in the "Long-term deferred tax liabilities" line of the Consolidated Balance Sheets. The following table presents the approximate amounts associated with accrued interest expense and the cumulative accrued interest and penalties (in millions):

	Year ended December 31,
	2010	2009	2008
Current year accrued interest expense, net of related tax benefits	$14	$18	$15
Cumulative accrued interest and penalties, net of related tax benefits	67	70	56

As of December 31, 2010, the Company anticipates it is reasonably possible that its liability for unrecognized tax benefits may decrease by approximately  $57 million within the next twelve months as the result of the possible closure of its 2003 and 2004 federal tax years, potential settlements with certain states and the lapse of the statute of limitations in various state jurisdictions. The potential decrease relates to various federal and state tax benefits including research and experimentation credits and certain amortization, loss and stock warrant deductions.

The Company or one or more of its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. As of December 31, 2010, the Company is no longer subject to income tax examination by the U.S. federal jurisdiction for years before 2003. State and local examinations are substantially complete through 1999. Foreign jurisdictions generally remain subject to examination by their respective authorities from 2003 forward, none of which are considered major jurisdictions.

The IRS completed its examination of the U.S. federal consolidated income tax returns of the Company for 2003 and 2004 and issued a Notice of Deficiency (the "Notice") in December 2008. The Notice claims that the Company and its subsidiaries, which included The Western Union Company ("Western Union") during the years at issue, owe significant additional taxes, interest and penalties with respect to a variety of adjustments. The Company and Western Union agree with several of the adjustments in the Notice. Additionally, during 2010, the IRS conceded certain of the adjustments. As to the adjustments that remain in dispute, for 2003 such issues represent total taxes and penalties allegedly due of approximately  $31 million, of which  $8 million relates to the Company and  $23 million relates to Western Union, and for 2004 such issues represent total taxes and penalties allegedly due of approximately  $91 million, all of which relates to Western Union. The Company estimates that the total interest due (pretax) on such amounts for both years is approximately  $53 million through December 31, 2010, of which  $4 million relates to the Company and  $49 million relates to Western Union. As to the disputed issues, the Company and Western Union are contesting the asserted deficiencies in U.S. Tax Court; however, in the fourth quarter of 2010 all disputed issues were assigned to IRS Appeals and currently are being reviewed in that forum for possible resolution. The Company believes that it has adequately reserved for its disputed issues and final resolution of those issues will not have a material adverse effect on its financial position or results of operations.

Prior to the spin-off transaction, Western Union was part of the FDC consolidated, unitary and combined income tax returns through the spin-off date of September 29, 2006. Under the Tax Allocation Agreement executed at the time of the spin-off of Western Union, Western Union is responsible for and must indemnify the Company against all taxes, interest and penalties that relate to Western Union for periods prior to the spin-off date, including the amounts asserted in the Notice as described above. If Western Union were to agree to or be finally determined to owe any amounts for such periods but were to default in its indemnification obligation under the Tax Allocation Agreement, the Company as parent of the tax group during such periods generally would be required to pay the amounts to the relevant tax authority, resulting in a potentially material adverse effect on the Company's financial position and results of operations. Accordingly, as of December 31, 2010, the Company had approximately  $130 million of uncertain income tax liabilities recorded related to Western Union for periods prior to the spin-off date. The Company has recorded a corresponding account receivable of equal amount from Western Union, which is included as a long-term account receivable in the "Other long-term assets" line of the Company's Consolidated Balance Sheets, to reflect the indemnification for such liabilities. The uncertain income tax liabilities and corresponding receivable are based on information provided by Western Union regarding its tax contingency reserves for periods prior to the spin-off date. There is no assurance that a Western Union-related issue raised by the IRS or other tax authority will be finally resolved at a cost not in excess of the amount reserved and reflected in the Company's uncertain income tax liabilities and corresponding receivable from Western Union. The Western Union contingent liability is in addition to the FDC liability for unrecognized tax benefits discussed above.

Supplemental Guarantor Condensed Consolidating Financial Statements	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Supplemental Guarantor Condensed Consolidating Financial Statements
Supplemental Guarantor Condensed Consolidating Financial Statements

Note 13: Supplemental Guarantor Condensed Consolidating Financial Statements

As described in Note 8 to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, FDC's 9.875% senior notes, 12.625% senior notes, 10.55% senior PIK notes due 2015 and 11.25% senior subordinated notes are unconditionally guaranteed by substantially all existing and future, direct and indirect, wholly-owned, domestic subsidiaries of FDC other than Integrated Payment Systems Inc. ("Guarantors"). None of the other subsidiaries of FDC, either direct or indirect, guarantee the notes ("Non-Guarantors"). The Guarantors also unconditionally guarantee FDC's senior secured revolving credit facility, senior secured term loan facility, the 8.875% senior secured notes and the 7.375% senior secured notes which rank senior in right of payment to all existing and future unsecured and second lien indebtedness of FDC's guarantor subsidiaries. The Guarantors further unconditionally guarantee FDC's 8.25% senior second lien notes and 8.75%/10.00% PIK toggle senior second lien notes which rank senior in right of payment to all existing and future unsecured indebtedness of FDC's guarantor subsidiaries. The 9.875% senior note, 12.625% senior note, 10.55% senior PIK note due 2015 and 11.25% senior subordinated note guarantees are unsecured and rank equally in right of payment with all existing and future senior indebtedness of the guarantor subsidiaries but senior in right of payment to all existing and future subordinated indebtedness of FDC's guarantor subsidiaries. The 11.25% senior subordinated note guarantees are unsecured and rank equally in right of payment with all existing and future senior subordinated indebtedness of the guarantor subsidiaries.

The following tables present the results of operations, financial position and cash flows of FDC ("FDC Parent Company"), the Guarantor subsidiaries, the Non-Guarantor subsidiaries and consolidation adjustments for the three and six months ended June 30, 2011 and 2010, and as of June 30, 2011 and December 31, 2010 to arrive at the information for FDC on a consolidated basis.

(in millions)	Three months ended June 30, 2011
	FDC Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidation Adjustments	Consolidated
Revenues:
Transaction and processing service fees	$—	$1,015.6	$619.8	$(42.0)	$1,593.4
Product sales and other	—	136.5	97.0	(16.1)	217.4
Reimbursable debit network fees, postage and other	—	634.1	325.5	(20.6)	939.0

	—	1,786.2	1,042.3	(78.7)	2,749.8

Expenses:
Cost of services (exclusive of items shown below)	—	489.6	271.9	(42.0)	719.5
Cost of products sold	—	66.9	41.7	(16.1)	92.5
Selling, general and administrative	70.7	242.2	125.7	—	438.6
Reimbursable debit network fees, postage and other	—	634.1	325.5	(20.6)	939.0
Depreciation and amortization	2.1	202.2	125.5	—	329.8
Other operating expenses:
Restructuring, net	(0.3)	4.8	13.9	—	18.4

	72.5	1,639.8	904.2	(78.7)	2,537.8

Operating (loss) profit	(72.5)	146.4	138.1	—	212.0

Interest income	0.1	0.2	1.6	—	1.9
Interest expense	(456.9)	(2.1)	(3.3)	—	(462.3)
Interest income (expense) from intercompany notes	39.9	(42.9)	3.0	—	—
Other income (expense)	(15.7)	—	14.3	—	(1.4)
Equity earnings from consolidated subsidiaries	149.8	33.4	—	(183.2)	—

	(282.8)	(11.4)	15.6	(183.2)	(461.8)

(Loss) income before income taxes and equity earnings in affiliates	(355.3)	135.0	153.7	(183.2)	(249.8)
Income tax (benefit) expense	(179.5)	68.1	23.3	—	(88.1)
Equity earnings in affiliates	—	33.0	0.5	—	33.5

Net (loss) income	(175.8)	99.9	130.9	(183.2)	(128.2)
Less: Net income attributable to noncontrolling interests	—	0.2	14.3	33.1	47.6

Net (loss) income attributable to First Data Corporation	$(175.8)	$99.7	$116.6	$(216.3)	$(175.8)

(in millions)	Six months ended June 30, 2011
	FDC Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidation Adjustments	Consolidated
Revenues:
Transaction and processing service fees	$—	$1,966.3	$1,188.6	$(78.5)	$3,076.4
Product sales and other	—	267.5	177.4	(30.6)	414.3
Reimbursable debit network fees, postage and other	—	1,225.6	617.9	(40.2)	1,803.3

	—	3,459.4	1,983.9	(149.3)	5,294.0

Expenses:
Cost of services (exclusive of items shown below)	—	952.7	561.8	(78.5)	1,436.0
Cost of products sold	—	135.2	78.7	(30.6)	183.3
Selling, general and administrative	134.2	471.1	245.0	—	850.3
Reimbursable debit network fees, postage and other	—	1,225.6	617.9	(40.2)	1,803.3
Depreciation and amortization	4.3	418.3	249.0	—	671.6
Other operating expenses:
Restructuring, net	(0.4)	15.5	15.9	—	31.0

	138.1	3,218.4	1,768.3	(149.3)	4,975.5

Operating (loss) profit	(138.1)	241.0	215.6	—	318.5

Interest income	0.2	0.4	3.2	—	3.8
Interest expense	(894.2)	(3.7)	(6.7)	—	(904.6)
Interest income (expense) from intercompany notes	75.7	(84.7)	9.0	—	—
Other income (expense)	(99.9)	9.3	62.9	—	(27.7)
Equity earnings from consolidated subsidiaries	279.2	56.2	—	(335.4)	—

	(639.0)	(22.5)	68.4	(335.4)	(928.5)

(Loss) income before income taxes and equity earnings in affiliates	(777.1)	218.5	284.0	(335.4)	(610.0)
Income tax (benefit) expense	(384.2)	125.2	22.9	—	(236.1)
Equity earnings in affiliates	—	60.8	0.4	—	61.2

Net (loss) income	(392.9)	154.1	261.5	(335.4)	(312.7)
Less: Net income attributable to noncontrolling interests	—	0.2	27.1	52.9	80.2

Net (loss) income attributable to First Data Corporation	$(392.9)	$153.9	$234.4	$(388.3)	$(392.9)

	Three months ended June 30, 2010
(in millions)	FDC Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidation Adjustments	Consolidated
Revenues:
Transaction and processing service fees	$—	$1,011.0	$582.8	$(36.5)	$1,557.3
Product sales and other	—	140.3	80.3	(13.1)	207.5
Reimbursable debit network fees, postage and other	—	579.5	288.7	(18.3)	849.9

	—	1,730.8	951.8	(67.9)	2,614.7

Expenses:
Cost of services (exclusive of items shown below)	—	484.3	305.0	(36.5)	752.8
Cost of products sold	—	65.2	47.6	(13.1)	99.7
Selling, general and administrative	66.5	219.5	109.9	—	395.9
Reimbursable debit network fees, postage and other	—	579.5	288.7	(18.3)	849.9
Depreciation and amortization	2.2	231.9	113.3	—	347.4
Other operating expenses:
Restructuring, net	10.6	8.6	4.7	—	23.9
Litigation and regulatory settlements	—	(1.7)	—	—	(1.7)

	79.3	1,587.3	869.2	(67.9)	2,467.9

Operating (loss) profit	(79.3)	143.5	82.6	—	146.8

Interest income	0.2	(0.2)	1.4	—	1.4
Interest expense	(446.9)	(1.7)	(2.3)	—	(450.9)
Interest income (expense) from intercompany notes	41.0	(49.3)	8.3	—	—
Other income (expense)	56.8	42.2	(48.2)	(26.0)	24.8
Equity earnings from consolidated subsidiaries	95.1	29.7	—	(124.8)	—

	(253.8)	20.7	(40.8)	(150.8)	(424.7)

(Loss) income before income taxes and equity earnings in affiliates	(333.1)	164.2	41.8	(150.8)	(277.9)
Income tax (benefit) expense	(161.9)	40.1	(0.6)	—	(122.4)
Equity earnings in affiliates	—	34.0	0.4	(1.1)	33.3

Net (loss) income	(171.2)	158.1	42.8	(151.9)	(122.2)
Less: Net income attributable to noncontrolling interests	—	—	11.8	37.2	49.0

Net (loss) income attributable to First Data Corporation	$(171.2)	$158.1	$31.0	$(189.1)	$(171.2)

	Six months ended June 30, 2010
(in millions)	FDC Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidation Adjustments	Consolidated
Revenues:
Transaction and processing service fees	$—	$1,947.7	$1,127.7	$(69.9)	$3,005.5
Product sales and other	—	259.5	167.9	(25.1)	402.3
Reimbursable debit network fees, postage and other	—	1,112.0	532.1	(35.1)	1,609.0

	—	3,319.2	1,827.7	(130.1)	5,016.8

Expenses:
Cost of services (exclusive of items shown below)	—	909.3	668.9	(69.9)	1,508.3
Cost of products sold	—	125.2	74.9	(25.1)	175.0
Selling, general and administrative	127.4	428.8	218.4	—	774.6
Reimbursable debit network fees, postage and other	—	1,112.0	532.1	(35.1)	1,609.0
Depreciation and amortization	4.0	463.7	231.0	—	698.7
Other operating expenses:
Restructuring, net	9.9	18.1	8.4	—	36.4
Litigation and regulatory settlements	—	(2.0)	—	—	(2.0)

	141.3	3,055.1	1,733.7	(130.1)	4,800.0

Operating (loss) profit	(141.3)	264.1	94.0	—	216.8

Interest income	0.5	0.2	2.7	—	3.4
Interest expense	(888.4)	(3.6)	(7.8)	—	(899.8)
Interest income (expense) from intercompany notes	67.4	(84.1)	16.7	—	—
Other income (expense)	91.8	43.9	(76.7)	(26.0)	33.0
Equity earnings from consolidated subsidiaries	138.4	55.7	—	(194.1)	—

	(590.3)	12.1	(65.1)	(220.1)	(863.4)

(Loss) income before income taxes and equity earnings in affiliates	(731.6)	276.2	28.9	(220.1)	(646.6)
Income tax (benefit) expense	(320.3)	48.8	11.0	—	(260.5)
Equity earnings in affiliates	—	57.0	0.4	(1.9)	55.5

Net (loss) income	(411.3)	284.4	18.3	(222.0)	(330.6)
Less: Net (loss) income attributable to noncontrolling interests	—	(0.2)	23.3	57.6	80.7

Net (loss) income attributable to First Data Corporation	$(411.3)	$284.6	$(5.0)	$(279.6)	$(411.3)

(in millions)	As of June 30, 2011
	FDC Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidation Adjustments	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$207.7	$22.3	$381.5	$—	$611.5
Accounts receivable, net of allowance for doubtful accounts	2.7	957.1	916.6	—	1,876.4
Settlement assets(a)	—	3,699.7	3,183.9	—	6,883.6
Other current assets	83.5	274.9	80.7	—	439.1

Total current assets	293.9	4,954.0	4,562.7	—	9,810.6

Property and equipment, net of accumulated depreciation	32.5	645.2	285.2	—	962.9
Goodwill	—	9,495.9	7,948.6	—	17,444.5
Customer relationships, net of accumulated amortization	—	2,727.6	2,167.0	—	4,894.6
Other intangibles, net of accumulated amortization	606.3	645.7	678.1	—	1,930.1
Investment in affiliates	—	1,162.1	39.6	—	1,201.7
Long-term settlement assets(a)	—	—	242.7	—	242.7
Other long-term assets	459.0	302.0	42.2	—	803.2
Investment in consolidated subsidiaries	25,302.6	5,541.8	—	(30,844.4)	—

Total assets	$26,694.3	$25,474.3	$15,966.1	$(30,844.4)	$37,290.3

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$1.3	$97.9	$97.8	$—	$197.0
Short-term and current portion of long-term borrowings	32.4	42.2	95.1	—	169.7
Settlement obligations(a)	—	3,699.7	3,425.5	—	7,125.2
Other current liabilities	582.1	539.7	378.3	—	1,500.1

Total current liabilities	615.8	4,379.5	3,996.7	—	8,992.0

Long-term borrowings	22,471.6	74.1	38.6	—	22,584.3
Long-term deferred tax (assets) liabilities	(1,034.0)	1,739.1	121.3	—	826.4
Intercompany payable (receivable)	5,001.6	(4,090.4)	(911.2)	—	—
Intercompany notes	(1,659.7)	1,779.0	(119.3)	—	—
Other long-term liabilities	906.3	96.0	21.4	—	1,023.7

Total liabilities	26,301.6	3,977.3	3,147.5	—	33,426.4

Redeemable equity interest	—	—	45.4	(45.4)	—
Redeemable noncontrolling interest	—	—	—	45.4	45.4
First Data Corporation stockholder's equity	392.7	21,497.0	5,861.8	(27,358.8)	392.7
Noncontrolling interests	—	—	65.7	3,360.1	3,425.8
Equity of consolidated alliance	—	—	6,845.7	(6,845.7)	—

Total equity	392.7	21,497.0	12,773.2	(30,844.4)	3,818.5

Total liabilities and equity	$26,694.3	$25,474.3	$15,966.1	$(30,844.4)	$37,290.3

(in millions)	As of December 31, 2010
	FDC Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidation Adjustments	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$164.1	$21.1	$324.3	$—	$509.5
Accounts receivable, net of allowance for doubtful accounts	2.6	1,121.1	1,045.9	—	2,169.6
Settlement assets(a)	—	3,476.2	3,217.8	—	6,694.0
Other current assets	86.0	262.4	65.0	—	413.4

Total current assets	252.7	4,880.8	4,653.0	—	9,786.5

Property and equipment, net of accumulated depreciation	30.3	637.2	284.5	—	952.0
Goodwill	—	9,468.3	7,828.6	—	17,296.9
Customer relationships, net of accumulated amortization	—	2,923.8	2,299.9	—	5,223.7
Other intangibles, net of accumulated amortization	606.9	665.4	658.7	—	1,931.0
Investment in affiliates	—	1,169.9	38.3	—	1,208.2
Long-term settlement assets(a)	—	—	365.1	—	365.1
Other long-term assets	482.4	265.5	32.8	—	780.7
Investment in consolidated subsidiaries	25,074.4	5,361.4	—	(30,435.8)	—

Total assets	$26,446.7	$25,372.3	$16,160.9	$(30,435.8)	$37,544.1

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$0.4	$95.2	$85.3	$—	$180.9
Short-term and current portion of long-term borrowings	31.7	44.9	193.9	—	270.5
Settlement obligations(a)	—	3,476.2	3,582.7	—	7,058.9
Other current liabilities	301.1	651.3	401.3	—	1,353.7

Total current liabilities	333.2	4,267.6	4,263.2	—	8,864.0

Long-term borrowings	22,376.0	21.8	41.0	—	22,438.8
Long-term deferred tax (assets) liabilities	(928.5)	1,838.6	103.6	—	1,013.7
Intercompany payable (receivable)	4,298.1	(3,496.7)	(801.4)	—	—
Intercompany notes	(1,253.2)	1,621.1	(367.9)	—	—
Other long-term liabilities	1,026.8	89.7	23.1	—	1,139.6

Total liabilities	25,852.4	4,342.1	3,261.6	—	33,456.1

Redeemable equity interest	—	—	28.1	(28.1)	—
Redeemable noncontrolling interest	—	—	—	28.1	28.1
First Data Corporation stockholder's equity	594.3	21,030.4	5,864.5	(26,894.9)	594.3
Noncontrolling interests	—	(0.2)	52.5	3,413.3	3,465.6
Equity of consolidated alliance	—	—	6,954.2	(6,954.2)	—

Total equity	594.3	21,030.2	12,871.2	(30,435.8)	4,059.9

Total liabilities and equity	$26,446.7	$25,372.3	$16,160.9	$(30,435.8)	$37,544.1

(a)	The majority of the Guarantor settlement assets relate to FDC's merchant acquiring business. FDC believes the settlement assets are not available to satisfy any claims other than those related to the settlement liabilities.

	Six months ended June 30, 2011
(in millions)	FDC Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Consolidation Adjustments	Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(392.9)	$154.1	$261.5	$(335.4)	$(312.7)
Adjustments to reconcile to net cash provided by operating activities:
Depreciation and amortization (including amortization netted against equity earnings in affiliates and revenues)	4.3	465.3	255.4	—	725.0
Charges (gains) related to other operating expenses and other income (expense)	99.5	6.2	(47.0)	—	58.7
Other non-cash and non-operating items, net	(223.4)	(117.1)	3.9	335.4	(1.2)
(Decrease) increase in cash resulting from changes in operating assets and liabilities, excluding the effects of acquisitions and dispositions	(111.0)	171.3	104.7	—	165.0

Net cash (used in) provided by operating activities	(623.5)	679.8	578.5	—	634.8

CASH FLOWS FROM INVESTING ACTIVITIES
Current period acquisitions	—	(13.2)	(0.1)	—	(13.3)
Proceeds from dispositions, net of expenses paid and cash diposed	—	—	1.7	—	1.7
Additions to property and equipment	(4.1)	(56.7)	(51.0)	—	(111.8)
Payments to secure customer service contracts, including outlays for conversion, and capitalized systems development costs	(0.1)	(80.1)	(23.5)	—	(103.7)
Distributions and dividends from subsidiaries	45.6	110.4	—	(156.0)	—
Other investing activities	0.7	1.6	(1.6)	—	0.7

Net cash provided by (used in) investing activities	42.1	(38.0)	(74.5)	(156.0)	(226.4)

CASH FLOWS FROM FINANCING ACTIVITIES
Short-term borrowings, net	—	—	(110.1)	—	(110.1)
Debt modification and related financing costs	(39.7)	—	—	—	(39.7)
Principal payments on long-term debt	(0.1)	(26.9)	(8.0)	—	(35.0)
Proceeds from sale of leaseback transactions	—	—	7.3	—	7.3
Distributions and dividends paid to noncontrolling interests and redeemable noncontrolling interests	—	—	(25.2)	(106.0)	(131.2)
Distributions paid to equity holders	—	—	(216.4)	216.4	—
Redemption of Parent's redeemable common stock	(0.3)	—	—	—	(0.3)
Cash dividends	—	—	(45.6)	45.6	—
Intercompany	665.1	(603.3)	(61.8)	—	—

Net cash provided by (used in) financing activities	625.0	(630.2)	(459.8)	156.0	(309.0)

Effect of exchange rate changes on cash and cash equivalents	—	(10.4)	13.0	—	2.6

Change in cash and cash equivalents	43.6	1.2	57.2	—	102.0

Cash and cash equivalents at beginning of period	164.1	21.1	324.3	—	509.5

Cash and cash equivalents at end of period	$207.7	$22.3	$381.5	$—	$611.5

Note 18: Supplemental Guarantor Condensed Consolidating Financial Statements

As described in Note 8 to these Consolidated Financial Statements, the Company's 9.875% senior notes, 12.625% senior notes, 10.55% senior PIK notes and 11.25% senior subordinated notes are unconditionally guaranteed by substantially all existing and future, direct and indirect, wholly-owned, domestic subsidiaries of FDC other than Integrated Payment Systems Inc. ("Guarantors"). None of the other subsidiaries of FDC, either direct or indirect, guarantee the notes ("Non-Guarantors"). The Guarantors also unconditionally guarantee the senior secured revolving credit facility, senior secured term loan facility and the 8.875% senior secured notes which rank senior in right of payment to all existing and future unsecured and second lien indebtedness of FDC's guarantor subsidiaries. The Guarantors further unconditionally guarantee the 8.25% senior second lien notes and 8.75%/10.00% PIK toggle senior second lien notes which rank senior in right of payment to all existing and future unsecured indebtedness of FDC's guarantor subsidiaries. The 9.875% senior note, 12.625% senior note, 10.55% senior PIK note and 11.25% senior subordinated note guarantees are unsecured and rank equally in right of payment with all existing and future senior indebtedness of the guarantor subsidiaries but senior in right of payment to all existing and future subordinated indebtedness of FDC's guarantor subsidiaries. The 11.25% senior subordinated note guarantees are unsecured and rank equally in right of payment with all existing and future senior subordinated indebtedness of the guarantor subsidiaries.

The following tables present the results of operations, financial position and cash flows of FDC ("FDC Parent Company"), the Guarantor subsidiaries, the Non-Guarantor subsidiaries and consolidation adjustments for the years ended December 31, 2010, 2009 and 2008 and as of December 31, 2010 and 2009 to arrive at the information for FDC on a consolidated basis.

	Year ended December 31, 2010
	FDC Parent Company	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidation Adjustments	Consolidated
Revenues:
Transaction and processing service fees	$—	$4,001.7	$2,328.3	$(148.5)	$6,181.5
Product sales and other	—	542.6	319.3	(52.6)	809.3
Reimbursable debit network fees, postage and other	—	2,299.8	1,160.3	(70.5)	3,389.6

	—	6,844.1	3,807.9	(271.6)	10,380.4

Expenses:
Cost of services (exclusive of items shown below)	—	1,944.3	1,227.5	(148.5)	3,023.3
Cost of products sold	—	257.8	170.0	(52.6)	375.2
Selling, general and administrative	264.7	877.2	437.8	—	1,579.7
Reimbursable debit network fees, postage and other	—	2,299.8	1,160.3	(70.5)	3,389.6
Depreciation and amortization	7.6	937.9	468.9	—	1,414.4
Other operating expenses:
Restructuring, net	12.7	46.0	13.3	—	72.0
Impairments	—	7.8	3.7	—	11.5
Litigation and regulatory settlements	—	(2.0)	—	—	(2.0)

	285.0	6,368.8	3,481.5	(271.6)	9,863.7

Operating (loss) profit	(285.0)	475.3	326.4	—	516.7

Interest income	1.0	1.1	5.7	—	7.8
Interest expense	(1,775.2)	(6.4)	(15.0)	—	(1,796.6)
Interest income (expense) from intercompany notes	112.3	(146.4)	34.1	—	—
Other income (expense)	2.8	31.8	(24.5)	(26.0)	(15.9)
Equity earnings from consolidated subsidiaries	323.8	150.2	—	(474.0)	—

	(1,335.3)	30.3	0.3	(500.0)	(1,804.7)

(Loss) income before income taxes and equity earnings in affiliates	(1,620.3)	505.6	326.7	(500.0)	(1,288.0)
Income tax (benefit) expense	(598.5)	164.7	110.0	—	(323.8)
Equity earnings in affiliates	—	117.7	1.5	(1.9)	117.3

Net (loss) income	(1,021.8)	458.6	218.2	(501.9)	(846.9)
Less: Net (loss) income attributable to noncontrolling interests	—	(0.2)	49.3	125.8	174.9

Net (loss) income attributable to First Data Corporation	$(1,021.8)	$458.8	$168.9	$(627.7)	$(1,021.8)

	Year ended December 31, 2009
	FDC Parent Company	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidation Adjustments	Consolidated
Revenues:
Transaction and processing service fees	$—	$4,111.5	$1,741.2	$(63.8)	$5,788.9
Product sales and other	—	521.0	304.1	(28.4)	796.7
Reimbursable debit network fees, postage and other	—	2,233.5	527.7	(33.0)	2,728.2

	—	6,866.0	2,573.0	(125.2)	9,313.8

Expenses:
Cost of services (exclusive of items shown below)	—	2,138.3	870.6	(63.8)	2,945.1
Cost of products sold	—	229.9	104.0	(28.4)	305.5
Selling, general and administrative	218.9	827.0	392.3	—	1,438.2
Reimbursable debit network fees, postage and other	—	2,233.5	527.7	(33.0)	2,728.2
Depreciation and amortization	6.0	1,063.5	382.8	—	1,452.3
Other operating expenses:
Restructuring, net	3.0	59.0	30.8	—	92.8
Impairments	—	100.2	84.9	—	185.1
Litigation and regulatory settlements	(2.7)	14.5	—	—	11.8

	225.2	6,665.9	2,393.1	(125.2)	9,159.0

Operating (loss) profit	(225.2)	200.1	179.9	—	154.8

Interest income	3.5	0.7	7.5	—	11.7
Interest expense	(1,770.7)	(7.5)	(18.2)	—	(1,796.4)
Interest (expense) income from intercompany notes	(97.3)	58.7	38.6	—	—
Other (expense) income	(88.6)	(0.2)	27.5	—	(61.3)
Equity earnings from consolidated subsidiaries	322.5	28.4	—	(350.9)	—

	(1,630.6)	80.1	55.4	(350.9)	(1,846.0)

(Loss) income before income taxes and equity earnings in affiliates	(1,855.8)	280.2	235.3	(350.9)	(1,691.2)
Income tax (benefit) expense	(769.4)	217.5	(26.9)	—	(578.8)
Equity earnings in affiliates	—	101.5	(1.2)	(2.5)	97.8

Net (loss) income	(1,086.4)	164.2	261.0	(353.4)	(1,014.6)
Less: Net (loss) income attributable to noncontrolling interests	—	(0.1)	10.9	61.0	71.8

Net (loss) income attributable to First Data Corporation	$(1,086.4)	$164.3	$250.1	$(414.4)	$(1,086.4)

	Year ended December 31, 2008
	FDC Parent Company	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidation Adjustments	Consolidated
Revenues:
Transaction and processing service fees	$2.6	$4,061.9	$1,727.1	$(6.3)	$5,785.3
Product sales and other	—	555.9	394.6	(25.2)	925.3
Reimbursable debit network fees, postage and other	—	1,995.8	104.9	—	2,100.7

	2.6	6,613.6	2,226.6	(31.5)	8,811.3

Expenses:
Cost of services (exclusive of items shown below)	—	1,984.1	892.8	(6.3)	2,870.6
Cost of products sold	—	210.6	131.4	(25.2)	316.8
Selling, general and administrative	223.4	774.3	377.1	—	1,374.8
Reimbursable debit network fees, postage and other	—	1,995.8	104.9	—	2,100.7
Depreciation and amortization	5.9	1,010.8	353.0	—	1,369.7
Other operating expenses:
Restructuring, net	—	12.0	—	—	12.0
Impairments	—	2,680.4	563.2	—	3,243.6

	229.3	8,668.0	2,422.4	(31.5)	11,288.2

Operating loss	(226.7)	(2,054.4)	(195.8)	—	(2,476.9)

Interest income	8.9	3.0	14.1	—	26.0
Interest expense	(1,933.9)	(7.2)	(23.8)	—	(1,964.9)
Interest (expense) income from intercompany notes	(113.6)	87.2	26.4	—	—
Other (expense) income	(24.1)	0.1	9.6	—	(14.4)
Equity (loss) earnings from consolidated subsidiaries	(2,350.6)	32.0	—	2,318.6	—

	(4,413.3)	115.1	26.3	2,318.6	(1,953.3)

Loss before income taxes and equity earnings in affiliates	(4,640.0)	(1,939.3)	(169.5)	2,318.6	(4,430.2)
Income tax (benefit) expense	(858.8)	216.8	(57.2)	—	(699.2)
Equity earnings in affiliates	16.9	98.1	8.0	—	123.0

Net loss	(3,764.3)	(2,058.0)	(104.3)	2,318.6	(3,608.0)
Less: Net income attributable to noncontrolling interests	—	1.8	154.5	—	156.3

Net loss attributable to First Data Corporation	$(3,764.3)	$(2,059.8)	$(258.8)	$2,318.6	$(3,764.3)

	December 31, 2010
	FDC Parent Company	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidation Adjustments	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$164.1	$21.1	$324.3	—	$509.5
Accounts receivable, net of allowance for doubtful accounts	2.6	1,121.1	1,045.9	—	2,169.6
Settlement assets(1)	—	3,476.2	3,217.8	—	6,694.0
Other current assets	86.0	262.4	65.0	—	413.4

Total current assets	252.7	4,880.8	4,653.0	—	9,786.5

Property and equipment, net of accumulated depreciation	30.3	637.2	284.5	—	952.0
Goodwill	—	9,468.3	7,828.6	—	17,296.9
Customer relationships, net of accumulated amortization	—	2,923.8	2,299.9	—	5,223.7
Other intangibles, net of accumulated amortization	606.9	665.4	658.7	—	1,931.0
Investment in affiliates	—	1,169.9	38.3	—	1,208.2
Long-term settlement assets(1)	—	—	365.1	—	365.1
Other long-term assets	482.4	265.5	32.8	—	780.7
Investment in consolidated subsidiaries	25,074.4	5,361.4	—	$(30,435.8)	—

Total assets	$26,446.7	$25,372.3	$16,160.9	$(30,435.8)	$37,544.1

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$0.4	$95.2	$85.3	—	$180.9
Short-term and current portion of long-term borrowings	31.7	44.9	193.9	—	270.5
Settlement obligations(1)	—	3,476.2	3,582.7	—	7,058.9
Other current liabilities	301.1	651.3	401.3	—	1,353.7

Total current liabilities	333.2	4,267.6	4,263.2	—	8,864.0

Long-term borrowings	22,376.0	21.8	41.0	—	22,438.8
Long-term deferred tax (assets) liabilities	(928.5)	1,838.6	103.6	—	1,013.7
Intercompany payable (receivable)	4,298.1	(3,496.7)	(801.4)	—	—
Intercompany notes	(1,253.2)	1,621.1	(367.9)	—	—
Other long-term liabilities	1,026.8	89.7	23.1	—	1,139.6

Total liabilities	25,852.4	4,342.1	3,261.6	—	33,456.1

Redeemable equity interests	—	—	28.1	$(28.1)	—
Redeemable noncontrolling interests	—	—	—	28.1	28.1
First Data Corporation stockholder's equity	594.3	21,030.4	5,864.5	(26,894.9)	594.3
Noncontrolling interests	—	(0.2)	52.5	3,413.3	3,465.6
Equity of consolidated alliance	—	—	6,954.2	(6,954.2)	—

Total equity	594.3	21,030.2	12,871.2	(30,435.8)	4,059.9

Total liabilities and equity	$26,446.7	$25,372.3	$16,160.9	$(30,435.8)	$37,544.1

	December 31, 2009
	FDC Parent Company	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidation Adjustments	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$104.6	$25.4	$607.0	—	$737.0
Accounts receivable, net of allowance for doubtful accounts	17.1	1,106.3	1,332.1	—	2,455.5
Settlement assets(1)	—	3,523.3	3,347.0	—	6,870.3
Other current assets	69.3	243.3	86.2	—	398.8

Total current assets	191.0	4,898.3	5,372.3	—	10,461.6

Property and equipment, net of accumulated depreciation	29.9	677.9	343.6	—	1,051.4
Goodwill	—	9,570.0	7,905.8	—	17,475.8
Customer relationships, net of accumulated amortization	—	3,398.4	2,610.4	—	6,008.8
Other intangibles, net of accumulated amortization	607.0	820.9	693.2	—	2,121.1
Investment in affiliates	—	1,391.7	35.0	$(135.4)	1,291.3
Long-term settlement assets(1)	—	—	480.7	—	480.7
Other long-term assets	563.9	226.5	54.3	—	844.7
Investment in consolidated subsidiaries	26,401.5	5,370.0	—	(31,771.5)	—

Total assets	$27,793.3	$26,353.7	$17,495.3	$(31,906.9)	$39,735.4

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$0.2	$95.4	$105.1	—	$200.7
Short-term and current portion of long-term borrowings	142.2	36.9	125.8	—	304.9
Settlement obligations(1)	—	3,523.3	3,871.4	—	7,394.7
Other current liabilities	384.8	691.0	479.1	—	1,554.9

Total current liabilities	527.2	4,346.6	4,581.4	—	9,455.2

Long-term borrowings	22,152.8	47.3	104.8	—	22,304.9
Long-term deferred tax (assets) liabilities	(764.3)	2,101.7	9.0	—	1,346.4
Intercompany payable (receivable)	4,203.4	(3,550.8)	(652.6)	—	—
Intercompany notes	(1,044.2)	1,405.0	(360.8)	—	—
Other long-term liabilities	1,133.1	146.3	22.5	—	1,301.9

Total liabilities	26,208.0	4,496.1	3,704.3	—	34,408.4

Redeemable equity interests	—	—	362.3	$(362.3)	—
Redeemable noncontrolling interests	—	—	—	226.9	226.9
First Data Corporation stockholder's equity	1,585.3	21,857.6	6,315.3	(28,172.9)	1,585.3
Noncontrolling interests	—	—	46.4	3,468.4	3,514.8
Equity of consolidated alliance	—	—	7,067.0	(7,067.0)	—

Total equity	1,585.3	21,857.6	13,428.7	(31,771.5)	5,100.1

Total liabilities and equity	$27,793.3	$26,353.7	$17,495.3	$(31,906.9)	$39,735.4

(1)	The majority of the Guarantor settlement assets relate to FDC's merchant acquiring business. FDC believes the settlement assets are not available to satisfy any claims other than those related to the settlement liabilities.

	Year ended December 31, 2010
	FDC Parent Company	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidation Adjustments	Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(1,021.8)	$458.6	$218.2	$(501.9)	$(846.9)
Adjustments to reconcile to net cash provided by operating activities:
Depreciation and amortization (including amortization netted against equity earnings in affiliates and revenues)	7.6	1,036.9	481.5	—	1,526.0
Charges related to other operating expenses and other income (expense)	9.9	20.0	41.5	26.0	97.4
Other non-cash and non-operating items, net	(11.6)	(207.4)	8.8	475.8	265.6
(Decrease) increase in cash resulting from changes in operating assets and liabilities, excluding the effects of acquisitions and dispositions	(608.4)	107.0	216.9	(2.9)	(287.4)

Net cash (used in) provided by operating activities	(1,624.3)	1,415.1	966.9	(3.0)	754.7

CASH FLOWS FROM INVESTING ACTIVITIES
Current period acquisitions, net of cash acquired	—	(3.1)	(0.1)	—	(3.2)
Payments related to other businesses previously acquired	—	—	(1.4)	—	(1.4)
Proceeds from dispositions, net of expenses paid and cash disposed	—	—	21.2	—	21.2
Proceeds from sale of property and equipment	—	1.4	4.1	—	5.5
Additions to property and equipment	(4.2)	(113.0)	(92.9)	—	(210.1)
Payments to secure customer service contracts, including outlays for conversion, and capitalized systems development costs	(1.7)	(116.9)	(41.0)	—	(159.6)
Proceeds from the sale of marketable securities	—	—	0.3	—	0.3
Distributions and dividends from subsidiaries	225.8	187.9	—	(413.7)	—
Other investing activities	3.8	135.1	13.7	(134.5)	18.1

Net cash provided by (used in) investing activities	223.7	91.4	(96.1)	(548.2)	(329.2)

CASH FLOWS FROM FINANCING ACTIVITIES
Short-term borrowings, net	—	—	75.1	—	75.1
Debt modification and related financing costs	(61.2)	—	—	—	(61.2)
Principal payments on long-term debt	(143.8)	(57.0)	(19.6)	—	(220.4)
Distributions and dividends paid to noncontrolling interests and redeemable noncontrolling interests	—	—	(31.0)	(185.1)	(216.1)
Distributions paid to redeemable equity holders	—	—	(7.5)	7.5	—
Distributions paid to equity holders	—	—	(368.5)	368.5	—
Redemption of Parent's redeemable common stock	(2.5)	—	—	—	(2.5)
Redemption of redeemable equity of consolidated alliance	—	—	(347.8)	347.8	—
Purchase of noncontrolling interest	—	—	—	(213.3)	(213.3)
Cash dividends	(14.9)	—	(225.8)	225.8	(14.9)
Intercompany	1,682.5	(1,454.7)	(227.8)	—	—

Net cash provided by (used in) financing activities	1,460.1	(1,511.7)	(1,152.9)	551.2	(653.3)
Effect of exchange rate changes on cash and cash equivalents	—	0.9	(0.6)	—	0.3

Change in cash and cash equivalents	59.5	(4.3)	(282.7)	—	(227.5)

Cash and cash equivalents at beginning of period	104.6	25.4	607.0	—	737.0

Cash and cash equivalents at end of period	$164.1	$21.1	$324.3	$—	$509.5

	Year ended December 31, 2009
	FDC Parent Company	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidation Adjustments	Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(1,086.4)	$164.2	$261.0	$(353.4)	$(1,014.6)
Adjustments to reconcile to net cash provided by operating activities:
Depreciation and amortization (including amortization netted against equity earnings in affiliates and revenues)	6.0	1,153.7	394.1	—	1,553.8
Charges (gains) related to other operating expenses and other income (expense)	88.4	173.9	88.2	—	350.5
Other non-cash and non-operating items, net	38.8	(86.9)	0.9	353.4	306.2
(Decrease) increase in cash resulting from changes in operating assets and liabilities, excluding the effects of acquisitions and dispositions	(795.7)	903.6	(304.2)	—	(196.3)

Net cash (used in) provided by operating activities	(1,748.9)	2,308.5	440.0	—	999.6

CASH FLOWS FROM INVESTING ACTIVITIES
Current period acquisitions, net of cash acquired	—	(141.2)	(74.0)	128.7	(86.5)
Payments related to other businesses previously acquired	—	(14.6)	(0.1)	—	(14.7)
Proceeds from dispositions, net of expenses paid and cash disposed	—	—	88.1	—	88.1
Proceeds from sale of property and equipment	—	7.1	22.3	—	29.4
Additions to property and equipment	(8.0)	(92.2)	(98.9)	—	(199.1)
Payments to secure customer service contracts, including outlays for conversion, and capitalized systems development costs	(2.6)	(135.5)	(41.9)	—	(180.0)
Proceeds from the sale of marketable securities	1.5	2.4	—	—	3.9
Other investing activities	104.4	(27.3)	(16.8)	(109.0)	(48.7)

Net cash provided by (used in) investing activities	95.3	(401.3)	(121.3)	19.7	(407.6)

CASH FLOWS FROM FINANCING ACTIVITIES
Short-term borrowings, net	(18.0)	—	(188.1)	—	(206.1)
Principal payments on long-term debt	(175.1)	(39.8)	(28.2)	—	(243.1)
Proceeds from issuance of common stock	—	—	321.7	(321.7)	—
Distributions and dividends paid to noncontrolling interests	—	—	(10.0)	—	(10.0)
Contribution from noncontrolling interests	—	—	—	193.0	193.0
Cash dividends	—	—	(109.0)	109.0	—
Intercompany	1,940.8	(1,879.5)	(61.3)	—	—

Net cash provided by (used in) financing activities	1,747.7	(1,919.3)	(74.9)	(19.7)	(266.2)
Effect of exchange rate changes on cash and cash equivalents	—	(1.4)	6.3	—	4.9

Change in cash and cash equivalents	94.1	(13.5)	250.1	—	330.7

Cash and cash equivalents at beginning of period	10.5	38.9	356.9	—	406.3

Cash and cash equivalents at end of period	$104.6	$25.4	$607.0	$—	$737.0

	Year ended December 31, 2008
	FDC Parent Company	Guarantor Subsidiaries	Non- Guarantor Subsidiaries	Consolidation Adjustments	Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(3,764.3)	$(2,058.0)	$(104.3)	$2,318.6	$(3,608.0)
Adjustments to reconcile to net cash provided by operating activities:
Depreciation and amortization (including amortization netted against equity earnings in affiliates and revenues)	33.6	1,171.6	354.4	—	1,559.6
Charges (gains) related to other operating expenses and other income (expense)	21.1	2,692.3	553.6	—	3,267.0
Other non-cash and non-operating items, net	2,605.8	(239.7)	(9.6)	(2,318.6)	37.9
(Decrease) increase in cash resulting from changes in operating assets and liabilities, excluding the effects of acquisitions and dispositions	(679.9)	224.8	(214.9)	—	(670.0)

Net cash (used in) provided by operating activities	(1,783.7)	1,791.0	579.2	—	586.5

CASH FLOWS FROM INVESTING ACTIVITIES
Current period acquisitions, net of cash acquired	—	(3.2)	(185.5)	—	(188.7)
Payments related to other businesses previously acquired	(17.2)	(18.1)	(0.3)	—	(35.6)
Proceeds from dispositions, net of expenses paid and cash disposed	5.1	191.7	18.3	—	215.1
Additions to property and equipment, net	(4.4)	(162.5)	(117.0)	—	(283.9)
Payments to secure customer service contracts, including outlays for conversion, and capitalized systems development costs	(1.4)	(111.1)	(51.4)	—	(163.9)
Proceeds from the sale of marketable securities	—	22.8	52.1	—	74.9
Other investing activities	138.6	12.5	0.9	(153.3)	(1.3)

Net cash provided by (used in) investing activities	120.7	(67.9)	(282.9)	(153.3)	(383.4)

CASH FLOWS FROM FINANCING ACTIVITIES
Short-term borrowings, net	(42.0)	—	0.1	—	(41.9)
Proceeds from issuance of long-term debt	100.4	—	—	—	100.4
Principal payments on long-term debt	(265.7)	(30.9)	(30.2)	—	(326.8)
Distributions and dividends paid to noncontrolling interests and redeemable controlling interests	—	—	(150.9)	—	(150.9)
Purchases of noncontrolling interests	(17.6)	(60.8)	—	—	(78.4)
Capital contributed by Parent	126.8	—	—	—	126.8
Excess tax benefit from share-based payment arrangement	13.1	—	—	—	13.1
Cash dividends	(1.8)	—	(153.3)	153.3	(1.8)
Intercompany	1,699.7	(1,674.7)	(25.0)	—	—

Net cash provided by (used in) financing activities	1,612.9	(1,766.4)	(359.3)	153.3	(359.5)
Effect of exchange rate changes on cash and cash equivalents	—	21.5	(65.3)	—	(43.8)

Change in cash and cash equivalents	(50.1)	(21.8)	(128.3)	—	(200.2)

Cash and cash equivalents at beginning of period	60.6	60.7	485.2	—	606.5

Cash and cash equivalents at end of period	$10.5	$38.9	$356.9	$—	$406.3

Valuation And Qualifying Accounts	12 Months Ended
Dec. 31, 2010
Valuation And Qualifying Accounts
Valuation And Qualifying Accounts

SCHEDULE II—Valuation and Qualifying Accounts

(dollars, in millions)

Description	Balance at Beginning of Period	Additions		Deductions	Balance at End of Period
		Charged to Costs and Expenses	Charged to Other Accounts
Year ended December 31, 2010 deducted from receivables	$22.5	$68.7	$0.0	$62.1(a)	$29.1
Year ended December 31, 2009 deducted from receivables	$23.8	$59.3	$0.0	$60.6(a)	$22.5
Year ended December 31, 2008 deducted from receivables	$21.7	$44.3	$0.0	$42.2(a)	$23.8

(a)	Amounts related to business divestitures and write-offs against assets.